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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21781

                          Pioneer Series Trust IV
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  July 31


Date of reporting period:  August 1, 2007 through July 31, 2008


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


--------------------------------------------------------------------------------











                  Pioneer
                  Classic Balanced Fund
--------------------------------------------------------------------------------
                  Annual Report | July 31, 2008
--------------------------------------------------------------------------------





                  Ticker Symbols:
                  Class A   AOBLX
                  Class B   ASBBX
                  Class C   PCBCX
                  Class Y   AYBLX


[LOGO]PIONEER
      Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents


Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              9

Prices and Distributions                                                      10

Performance Update                                                            11

Comparing Ongoing Fund Expenses                                               15

Schedule of Investments                                                       17

Financial Statements                                                          35

Notes to Financial Statements                                                 43

Report of Independent Registered Public Accounting Firm                       53

Approval of Investment Advisory Agreement                                     54

Trustees, Officers and Service Providers                                      58


                    Pioneer Classic Balanced Fund | Annual Report | 7/31/08    1

President's Letter

Dear Shareowner,

Staying diversified and keeping your portfolio invested in the markets are two general investment principles that have served investors well over time. They are particularly useful guides to keep in mind today, at a time when markets around the globe are being buffeted by problems in the financial and real estate industries and by concerns about a slowing economy.

After an extended period of steady economic growth with sustained low unemployment and low inflation, the U.S. economy ran into difficulty as 2007 drew to a close. Investors in subprime mortgages were forced to mark down the value of their assets, imperiling leveraged balance sheets. The ensuing credit crunch forced central banks in the United States and Europe to assume the role of "lender of last resort" to keep credit markets functioning. Conditions worsened in the first quarter of 2008, as falling prices, margin calls and deleveraging continued and while the auction-rate preferred market seized up. By then, recession talk was widespread as concern grew that falling home prices, rising unemployment, and disruptions in financial markets posed a significant threat to economic growth. In the second quarter, oil prices increased from roughly $100 to nearly $150, and commodities nearly pushed real estate to second place in the "wall of worry" confronting investors.

Markets reacted poorly to these developments. Treasury bond prices rose as the market underwent a classic "flight to quality" during the period, leading up to the near failure of Bear Stearns, but almost have returned to start-of-year levels. Fixed-income credit spreads (the difference in rates between corporate and U.S. government bonds) widened dramatically, and stock markets fell.

In the 12-month period ending July 31, 2008, the Dow Jones Industrial Average fell 12%, the Standard & Poor's 500 Index fell 11% and the NASDAQ Composite Index fell 9%. The MSCI EAFE Developed Market Index of international stock markets fell 12%, and the MSCI Emerging Markets Index fell 4%. The U.S. investment-grade bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned 6% over the 12-month period, while the U.S. high-yield bond market, as measured by the Merrill Lynch High Yield Bond Master II Index, fell 1% as the price declines associated with widening of credit spreads more than offset the lower-quality bonds' higher-coupon income.


2    Pioneer Classic Balanced Fund | Annual Report | 7/31/08

While markets have been volatile, economic fundamentals may have turned the corner. Economic growth bottomed in the fourth quarter of 2007 and has accelerated in each of the past two quarters. Oil prices have fallen more than 10% from their mid-July peak, and many other commodity prices have softened. Home sales are showing signs of recovering. A recession, although unlikely given strong export markets and relatively low inventory levels in the economy, still is a possibility, given the weakened financial state of the U.S. consumer and the difficulty obtaining credit throughout the United States. Regardless of the exact outcome, we expect growth overall to be muted. On the other hand, the cheap U.S. dollar and substantial fiscal and monetary stimulus are potent supports for the economy. Markets remain volatile, and falling risk tolerances and deleveraging may depress asset prices in the short term, but equity and corporate bond valuations look attractive over a longer time horizon.

Sudden swings in the markets are always to be expected, but they are difficult to time. Maintaining a long-term time horizon, being diversified, and paying attention to asset allocation are important investment principles. As always, we encourage you to work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective and to adhere to a strategic plan rather than letting emotions drive investment decisions.

Respectfully,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.


Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                    Pioneer Classic Balanced Fund | Annual Report | 7/31/08    3

Portfolio Management Discussion | 7/31/08

Problems in the credit markets and growing evidence of slowing economic growth affected both the domestic fixed-income and equity markets during the 12 months ended July 31, 2008. The fiscal year witnessed many major financial institutions announce significant losses from their debt-related investments, while rising oil and commodity prices contributed to inflationary pressures. In this environment, both the bond and stock markets were volatile, with investors moving away from risk. In the following interview, Walter Hunnewell, who manages the equity portfolio of the Pioneer Classic Balanced Fund, and Richard Schlanger, who is responsible for the Fund's fixed-income portfolio, discuss the factors that affected the Fund's performance over the 12 months.

Q    How did the Fund perform during the 12 month-period ended July 31, 2008?

A Pioneer Classic Balanced Fund Class A shares had a total return of -7.52% at net asset value for the 12 months ended July 31, 2008. During the same period, the Fund's benchmarks, the Standard and Poor's 500 Index (S&P 500) and the Lehman Brothers Government/Credit Bond Index (the Lehman Index), returned -11.09% and 6.18%, respectively, while the average return of the 453 funds in Lipper's Mixed-Asset, Target Allocation Moderate category was -5.45%.

     Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q What were your principal strategies during the 12 months ended July 31, 2008?

A As we looked at where the most reasonable asset values could be found, we made several adjustments in our asset allocations. At the start of the fiscal year, we had 57% of assets invested in equities and 43% in fixed-income securities. Those allocations changed over the period as conditions evolved, and by the end of the fiscal year, we had increased our equity exposure to about 63% of assets, with the remaining 37% in bonds. The principal shift in our allocation occurred after the U.S. Federal Reserve Board (the Fed) was forced to facilitate the rescue of investment bank Bear Stearns, which triggered a widespread flight in the bond market toward Treasuries and away from securities bearing credit-risk. As a result of this flight to quality,


4 Pioneer Classic Balanced Fund | Annual Report | 7/31/08 we believed Treasuries had become overvalued, especially in view of rising inflationary pressures, and so we reduced our investments in bonds and increased the Fund's positions in stocks.

     In the Fund's fixed-income portfolio, we held about half of fixed-income assets in pass-through securities at the end of the fiscal year, predominately the mortgage-backed securities of Fannie Mae and Freddie Mac, the two major government-related mortgage institutions. (The Fund did not own any unsecured securities of either institution.) About 40% of assets were invested in corporate securities, with the largest exposures in bonds of companies we considered to be in financially strong positions. We raised our investments in high-yield bonds from 4% of fixed-income assets to about 7%, as we saw increased value. Over the 12-month period, as Treasuries increased in value, we took profits and reduced our allocation to Treasuries and Treasury Inflation Protected Securities (TIPS) from 13.8% of fixed-income assets to 2.8%. As yields declined, we reduced the duration of the fixed-income portion of the portfolio (duration being the bond portfolio's sensitivity to changes in interest rates). At the end of the fiscal year, the portfolio's effective duration was 4.16 years, down from
     4.41 years 12 months earlier.

     While the fiscal year did see some short-term rallies in equity prices, the general trend was down, with the Standard & Poor's 500 Index (the S&P 500) declining by more than 11% over the 12 months. The primary factors pulling down stock prices were concerns about the impact that deteriorating credit conditions would have on the economy and future corporate earnings. In this environment, the Fund's largest overweighted positions relative to the S&P 500 were in the health care and materials sectors, while the most significant underweights were in energy and financials stocks. Over the 12 months, we made the largest increases in the Fund's sector weightings to information technology and consumer staples. We believed that health care stocks had fallen to very low values and represented a more defensive opportunity in a slowing economy, while we thought long-term economic trends favored continued strong pricing trends in materials, especially in metals and mining. In contrast, despite strong oil and natural gas price trends over the 12 months, we believed these trends were less likely to be sustained over the longer term. We generally avoided financials stocks because of their exposure to credit problems.

Q What types of investments most influenced Fund performance over the 12-month period?

A In the equity portfolio, our emphasis on materials companies and/or de-emphasis of financials companies helped performance significantly, as did stock selection in materials. Our de-emphasis of energy corporations


                    Pioneer Classic Balanced Fund | Annual Report | 7/31/08    5
     and our overweighted position in health care tended to detract from results, as did stock selections in industrials and health care companies.

     The leading individual stock contributor to performance was the Fund's investment in Diamond Offshore Drilling, one of two major deepwater drilling specialists in the energy industry. The firm benefited from increased drilling investment as oil prices rose sharply. Nokia, the Finland-based telecommunications equipment manufacturer and a long-time Fund holding, also helped results, despite slumping somewhat late in the fiscal year. Other equity investments that helped included our positions in Altria, the global tobacco company, and investment bank Lazard. The single greatest stock detractor from performance was our position in Washington Mutual, which was heavily involved in home mortgages. Its stock price plummeted in the wake of the slump in the domestic housing market. We sold the position in Washington Mutual, as well as the Fund's position in another disappointing performer, Idearc, the publisher of Yellow Pages phone directories. Investors were concerned about Idearc's debt and the sustainability of the stock's dividend yield. Rockwell Automation, an industrials corporation, continued to grow, but nevertheless underperformed amid concerns that its growth primarily was in low-margin operations. We reduced the Fund's position. Two pharmaceutical companies that disappointed were Schering-Plough and Merck, both of which were hurt by questions about the efficacy of Vytorin, an anti-cholesterol drug in which they both have an interest. We retained the Fund's investment in Schering-Plough because of the company's pipeline of potential new products, but we liquidated the position in Merck. We also sold the Fund's investment in Brandywine Realty Trust, a real estate investment trust that had disappointing results.

     In the Fund's fixed-income portfolio, investments in Treasuries helped substantially during a period that saw investors flock to the highest-quality securities in a time of growing doubts about credit quality. As the Fund's Treasury positions rose in price, we took profits and reduced the weighting. The Fund's investments in mortgage-backed securities lagged the performance of Treasuries. While we thought there was good fundamental value in mortgage-backed securities, they nevertheless underperformed because of concerns about the residential real estate markets. Mortgages still outpaced corporate bonds, however, which performed very poorly as investors grew increasingly averse to credit risk.

Q    What is your investment outlook?

A We believe the economy clearly has entered a decelerating period but has avoided a deep slump, mainly because of the strength in exporting industries. We anticipate continuing economic weakness in the near term and we believe the Fed is likely to leave short-term interest rates unchanged for the


6 Pioneer Classic Balanced Fund | Annual Report | 7/31/08 balance of 2008, although short-term and long-term market rates may begin to drift higher in 2009.

     In the fixed-income market, our analysis indicates that mortgage-backed securities are priced very cheaply relative to other asset classes and so represent an attractive opportunity. As a consequence, we intend to retain the Fund's emphasis on mortgages in the near future. In our opinion, one of the reasons mortgages have underperformed is because of the retreat by foreign investors, who we believe may return to the market as conditions stabilize.

     We don't anticipate that conditions in the stock market will get significantly worse, although we expect that financial institutions still will be disclosing further losses from their investments. A key factor affecting the economy, and therefore corporate profitability, will be the housing market. Outside of the financials sector, corporate profits have continued to grow, even when you exclude the energy sector. One factor favoring the equity market is that American corporations generally are in stronger financial positions, with less debt, than they have been in earlier downturns. In this environment, we intend to emphasize investments for the Fund in companies with the ability to grow, even in an economic slowdown. This will include companies in the health care and consumer staples sectors, as well as selected consumer discretionary names. We expect to continue to avoid financials stocks for the foreseeable future, although we intend to be alert for attractive opportunities that may be presented.

     Important Note: On September 7, 2008, the Federal Housing Finance Agency ("FHFA") of the U.S. Government announced that it had been appointed by its Director to be the conservator of the Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). According to the FHFA, the conservatorship is designed to preserve and conserve each enterprise's assets and property and to put each enterprise in a sound and solvent condition. During the conservatorship, each enterprise's operation is expected to continue without interruption. At present, there is no exact time frame as to when this conservatorship may end.

     Please refer to the Schedule of Investments on pages 17-34 for a full listing of Fund securities.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower


                    Pioneer Classic Balanced Fund | Annual Report | 7/31/08    7
interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. The Portfolio invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws. Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. The Portfolio may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-Backed securities are also subject to pre-payments. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


8    Pioneer Classic Balanced Fund | Annual Report | 7/31/08

Portfolio Summary | 7/31/08

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

U.S. Common Stocks                                                      49.9%
U.S. Government Securities                                              17.7%
U.S. Corporate Bonds                                                    13.3%
Depositary Receipts for international Stocks                             7.5%
Temporary Cash Investments                                               7.2%
Collateralized Mortgage Obligations                                      2.0%
Convertible Preferred Stocks                                             1.4%
Asset Backed Securities                                                  1.0%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Government                                                              20.4%
Financials                                                              12.5%
Health Care                                                             11.2%
Information Technology                                                  10.2%
Consumer Staples                                                         9.8%
Industrials                                                              9.6%
Consumer Discretionary                                                   9.5%
Energy                                                                   5.9%
Materials                                                                5.7%
Telecommunication Services                                               3.3%
Utilities                                                                1.9%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term holdings)

 1.    Teva Pharmaceutical Industries, Ltd.                                2.75%
 2.    Freeport-McMoRan Copper & Gold, Inc. (Class B)                      2.74
 3.    Philip Morris International                                         2.72
 4.    Emerson Electric Co.                                                2.62
 5.    Nokia Corp. (A.D.R.)                                                2.55
 6.    McDonald's Corp.                                                    2.38
 7.    Diamond Offshore Drilling, Inc.                                     2.31
 8.    Corning, Inc.                                                       2.28
 9.    Lorillard, Inc.                                                     2.10
10.    U.S. Bancorp                                                        1.93

This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


                    Pioneer Classic Balanced Fund | Annual Report | 7/31/08    9

Prices and Distributions | 7/31/08

Net Asset Value Per Share
--------------------------------------------------------------------------------

     Class           7/31/08           7/31/07
       A             $ 8.65            $ 10.80
-------------------------------------------------
       B             $ 8.61            $ 10.74
-------------------------------------------------
       C             $ 8.63            $ 10.79
-------------------------------------------------
       Y             $ 8.65            $ 10.80
-------------------------------------------------

Distributions Per Share: 7/31/07-7/31/08
--------------------------------------------------------------------------------

             Net Investment         Short-Term            Long-Term
    Class       Income             Capital Gains        Capital Gains
      A        $ 0.3307              $ 0.0344             $ 1.1101
      B        $ 0.2281              $ 0.0344             $ 1.1101
      C        $ 0.2491              $ 0.0344             $ 1.1101
      Y        $ 0.3600              $ 0.0344             $ 1.1101

--------------------------------------------------------------------------------
The Standard & Poor's 500 Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. The Lehman Brothers Government/Credit Bond Index measures the performance of all debt obligations of the U.S. government agencies and all investment-grade domestic corporate debt. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the indices.

The indices defined here pertain to the "Value of $10,000 Investment" charts on pages 11-14.


10    Pioneer Classic Balanced Fund | Annual Report | 7/31/08

Performance Update | 7/31/08                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Classic Balanced Fund at public offering price, compared to that of the Standard & Poor's 500 Index and Lehman Brothers Government/Credit Bond Index.


Average Annual Total Returns
(As of July 31, 2008)
-----------------------------------------------------------------------
                                         Net Asset     Public Offering
Period                                   Value (NAV)   Price (POP)
-----------------------------------------------------------------------
10 Years                                    4.95%           4.47%
5 Years                                     5.59            4.62
1 Year                                     -7.52          -11.69
-----------------------------------------------------------------------
Expense Ratio
(Per prospectus dated December 1, 2007)
-----------------------------------------------------------------------
                                            Gross           Net
-----------------------------------------------------------------------
                                            1.25%           1.16%
-----------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                    Lehman Brothers
       Pioneer Classic      Standard & Poor's      Government/Credit
        Balanced Fund          500 Index              Bond Index
7/98       $ 9,550              $10,000                 $10,000
           $10,445              $11,856                 $10,233
7/00       $10,335              $12,767                 $10,818
           $11,774              $10,808                 $12,192
7/02       $10,885              $ 8,134                 $13,032
           $11,792              $ 8,836                 $13,959
7/04       $12,778              $ 9,830                 $14,618
           $14,099              $11,012                 $15,341
7/06       $15,159              $11,391                 $15,479
           $16,739              $12,985                 $16,359
7/08       $15,480              $13,316                 $17,370

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

POP returns reflect deduction of maximum 4.50% sales charge. NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 12/1/09 for Class A Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of Class A and Class B shares of the Fund includes the performance of AmSouth Balanced Fund's Class A and Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer Classic Balanced Fund was created through the reorganization of AmSouth Balanced Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.


                   Pioneer Classic Balanced Fund | Annual Report | 7/31/08    11

Performance Update | 7/31/08                                     Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Classic Balanced Fund, compared to that of the Standard & Poor's 500 Index and Lehman Brothers Government/Credit Bond Index.


Average Annual Total Returns
(As of July 31, 2008)
-------------------------------------------------------------
                                            If       If
Period                                      Held     Redeemed
-------------------------------------------------------------
10 Years                                     4.13%     4.13%
5 Years                                      4.71      4.71
1 Year                                      -8.33    -11.54
-------------------------------------------------------------
Expense Ratio
(Per prospectus dated December 1, 2007)
-------------------------------------------------------------
                                            Gross       Net
-------------------------------------------------------------
                                             2.09%     2.06%
-------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]


Value of $10,000 Investment


                                                    Lehman Brothers
       Pioneer Classic      Standard & Poor's      Government/Credit
        Balanced Fund          500 Index              Bond Index
7/98       $10,000              $10,000                 $10,000
           $10,866              $11,856                 $10,233
7/00       $10,671              $12,767                 $10,818
           $12,061              $10,808                 $12,192
7/02       $11,076              $ 8,134                 $13,032
           $11,913              $ 8,836                 $13,959
7/04       $12,816              $ 9,830                 $14,618
           $14,021              $11,012                 $15,341
7/06       $14,941              $11,391                 $15,479
           $16,356              $12,985                 $16,359
7/08       $14,993              $13,316                 $17,370

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC is 4.0% and declines over five years.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 12/1/08 for Class B Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of Class A and Class B shares of the Fund includes the performance of AmSouth Balanced Fund's Class A and Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer Classic Balanced Fund was created through the reorganization of AmSouth Balanced Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.


12    Pioneer Classic Balanced Fund | Annual Report | 7/31/08

Performance Update | 7/31/08                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Classic Balanced Fund, compared to that of the Standard & Poor's 500 Index and Lehman Brothers Government/Credit Bond Index.


Average Annual Total Returns
(As of July 31, 2008)
-------------------------------------------------------------
                                             If      If
Period                                       Held    Redeemed
-------------------------------------------------------------
10 Years                                     4.19%     4.19%
5 Years                                      4.82      4.82
1 Year                                      -8.40     -8.40
-------------------------------------------------------------
Expense Ratio
(Per prospectus dated December 1, 2007)
-------------------------------------------------------------
                                            Gross       Net
-------------------------------------------------------------
                                             2.10%     2.06%
-------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                    Lehman Brothers
       Pioneer Classic      Standard & Poor's      Government/Credit
        Balanced Fund          500 Index              Bond Index
7/98       $10,000              $10,000                 $10,000
           $10,866              $11,856                 $10,233
7/00       $10,671              $12,767                 $10,818
           $12,061              $10,808                 $12,192
7/02       $11,076              $ 8,134                 $13,032
           $11,913              $ 8,836                 $13,959
7/04       $12,816              $ 9,830                 $14,618
           $14,021              $11,012                 $15,341
7/06       $15,022              $11,391                 $15,479
           $16,455              $12,985                 $16,359
7/08       $15,072              $13,316                 $17,370

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through 12/1/08 for Class C Shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The performance of Class C shares is based upon the performance of the Fund's Class B shares as adjusted to reflect sales charges applicable to Class C shares (but not other differences in expenses). Pioneer Classic Balanced Fund was created through the reorganization of AmSouth Balanced Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.


                   Pioneer Classic Balanced Fund | Annual Report | 7/31/08    13

Performance Update | 7/31/08                           Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Classic Balanced Fund, compared to that of the Standard & Poor's 500 Index and Lehman Brothers Government/Credit Bond Index.


Average Annual Total Returns
(As of July 31, 2008)
-------------------------------------------------------------
                                            If      If
Period                                      Held    Redeemed
-------------------------------------------------------------
10 Years                                    5.19%     5.19%
5 Years                                     5.85      5.85
1 Year                                     -7.25     -7.25
-------------------------------------------------------------
Expense Ratio
(Per prospectus dated December 1, 2007)
-------------------------------------------------------------
                                           Gross       Net
-------------------------------------------------------------
                                            0.80%     0.80%
-------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                    Lehman Brothers
       Pioneer Classic      Standard & Poor's      Government/Credit
        Balanced Fund          500 Index              Bond Index
7/98       $10,000              $10,000                 $10,000
           $10,974              $11,856                 $10,233
7/00       $10,876              $12,767                 $10,818
           $12,409              $10,808                 $12,192
7/02       $11,507              $ 8,134                 $13,032
           $12,484              $ 8,836                 $13,959
7/04       $13,547              $ 9,830                 $14,618
           $14,956              $11,012                 $15,341
7/06       $16,135              $11,391                 $15,479
           $17,881              $12,985                 $16,359
7/08       $16,585              $13,316                 $17,370


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of the Class Y shares of the Fund includes the performance of AmSouth Balanced Fund's Class I shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer Classic Balanced Fund was created through the reorganization of AmSouth Balanced Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


14    Pioneer Classic Balanced Fund | Annual Report | 7/31/08

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses


The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Classic Balanced Fund

Based on actual returns from February 1, 2007 through July 31, 2008.

 Share Class                             A                B                C                Y
 Beginning Account Value            $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00
 on 2/1/08
---------------------------------------------------------------------------------------------------
 Ending Account Value               $   939.65       $   935.12       $   934.41       $   940.67
 (after expenses)
 on 7/31/08
---------------------------------------------------------------------------------------------------
 Expenses Paid During Period*       $     5.59       $     9.91       $     9.91       $     3.86
---------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.16%, 2.06%, 2.06% and 0.80% for class A, B, C and Y respectively, multiplied by the average account value over the period multiplied by 182/366 (to reflect the partial year period).


                   Pioneer Classic Balanced Fund | Annual Report | 7/31/08    15

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


Expenses Paid on a $1,000 Investment in Pioneer Classic Balanced Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from February 1, 2007 through July 31, 2008.

 Share Class                             A                B                C                 Y
 Beginning Account Value            $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00
 on 2/1/08
---------------------------------------------------------------------------------------------------
 Ending Account Value               $ 1,019.10       $ 1,014.62       $ 1,014.62       $ 1,020.89
 (after expenses)
 on 7/31/08
---------------------------------------------------------------------------------------------------
 Expenses Paid During Period*       $     5.82       $    10.32       $    10.32       $     4.02
---------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.16%, 2.06%, 2.06% and 0.80% for class A, B, C and Y respectively, multiplied by the average account value over the period multiplied by 182/366 (to reflect the partial year period).


16    Pioneer Classic Balanced Fund | Annual Report | 7/31/08

Schedule of Investments | 7/31/08


           Floating      S&P/Moody's
           Rate (d)      Ratings
Shares     (unaudited)   (unaudited)                                            Value
                                       CONVERTIBLE PREFERRED STOCK -- 1.5%
                                       COMMERCIAL SERVICES & SUPPLIES -- 1.5%
                                       Office Services & Supplies -- 1.5%
  55,440                    NR / NR    Avery Dennison Corp., 7.875%, 11/15/10   $  2,474,287
--------------------------------------------------------------------------------------------
                                       TOTAL CONVERTIBLE PREFFERED STOCK
                                       (Cost $2,768,225)                        $  2,474,287
--------------------------------------------------------------------------------------------
                                       COMMON STOCKS -- 61.6%
                                       ENERGY -- 4.7%
                                       Integrated Oil & Gas -- 1.1%
  24,730                               Royal Dutch Shell Plc (A.D.R.)           $  1,750,637
--------------------------------------------------------------------------------------------
                                       Oil & Gas Drilling -- 2.3%
  31,194                               Diamond Offshore Drilling, Inc.          $  3,721,444
--------------------------------------------------------------------------------------------
                                       Oil & Gas Exploration & Production -- 0.9%
  31,884                               XTO Energy, Inc.                         $  1,505,881
--------------------------------------------------------------------------------------------
                                       Oil & Gas Storage & Transporation -- 0.4%
  36,087                               EL PASO Corp.                            $    647,040
                                                                                ------------
                                       Total Energy                             $  7,625,002
--------------------------------------------------------------------------------------------
                                       MATERIALS -- 4.8%
                                       Aluminum -- 0.2%
  10,744                               Alcoa, Inc.                              $    362,610
--------------------------------------------------------------------------------------------
                                       Diversified Chemical -- 0.6%
  23,506                               E.I. du Pont de Nemours and Co.          $  1,029,798
--------------------------------------------------------------------------------------------
                                       Diversified Metals & Mining -- 2.8%
  45,760                               Freeport-McMoRan Copper & Gold, Inc.
--------------------------------------------------------------------------------------------
                                       (Class B) (b)                            $  4,427,280
                                       -----------------------------------------------------
                                       Fertilizers & Agricultural Chemicals -- 0.8%
   6,190                               Potash Corp. Saskatchewan, Inc.          $  1,264,431
--------------------------------------------------------------------------------------------
                                       Paper Packaging -- 0.4%
  29,453                               Packaging Corp of America (b)            $    751,641
                                                                                ------------
                                       Total Materials                          $  7,835,760
--------------------------------------------------------------------------------------------
                                       CAPITAL GOODS -- 5.8%
                                       Aerospace & Defense -- 1.9%
  48,626                               United Technologies Corp.                $  3,111,091
--------------------------------------------------------------------------------------------
                                       Electrical Component & Equipment -- 3.5%
  86,690                               Emerson Electric Co.                     $  4,221,803
  30,409                               Rockwell International Corp.                1,353,505
                                                                                ------------
                                                                                $  5,575,308
--------------------------------------------------------------------------------------------
                                       Industrial Conglomerates -- 0.4%
   9,543                               3M Co.                                   $    671,732
                                                                                ------------
                                       Total Capital Goods                      $  9,358,131
--------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer Classic Balanced Fund | Annual Report | 7/31/08    17

             Floating      S&P/Moody's
             Rate (d)      Ratings
Shares       (unaudited)   (unaudited)                                           Value
                                          COMMERCIAL SERVICES & SUPPLIES -- 0.6%
                                          Commercial Printing -- 0.6%
    38,346                                R.R. Donnelly & Sons Co.               $  1,023,838
                                                                                 ------------
                                          Total Commercial Services & Supplies   $  1,023,838
---------------------------------------------------------------------------------------------
                                          TRANSPORTATION -- 0.2%
                                          Airlines -- 0.2%
    39,419                                Delta Air Lines, Inc.* (b)             $    297,219
                                                                                 ------------
                                          Total Transportation                   $    297,219
---------------------------------------------------------------------------------------------
                                          AUTOMOBILES & COMPONENTS -- 0.4%
                                          Auto Parts & Equipment -- 0.4%
    19,376                                Johnson Controls, Inc.                 $    584,380
                                                                                 ------------
                                          Total Automobiles & Components         $    584,380
---------------------------------------------------------------------------------------------
                                          CONSUMER DURABLES & APPAREL -- 0.4%
                                          Household Appliances -- 0.4%
    10,801                                Snap-On, Inc.                          $    607,988
                                                                                 ------------
                                          Total Consumer Durables & Apparel      $    607,988
---------------------------------------------------------------------------------------------
                                          CONSUMER SERVICES -- 2.4%
                                          Restaurants -- 2.4%
    64,284                                McDonald's Corp.                       $  3,843,540
                                                                                 ------------
                                          Total Consumer Services                $  3,843,540
---------------------------------------------------------------------------------------------
                                          MEDIA -- 2.6%
                                          Movies & Entertainment -- 2.4%
   169,759                                Regal Entertainment Group (b)          $  2,826,487
    38,095                                Viacom, Inc. (Class B)*                   1,063,993
                                                                                 ------------
                                                                                 $  3,890,480
---------------------------------------------------------------------------------------------
                                          Publishing -- 0.2%
     9,786                                McGraw-Hill Co., Inc.                  $    397,997
                                                                                 ------------
                                          Total Media                            $  4,288,477
---------------------------------------------------------------------------------------------
                                          RETAILING -- 1.0%
                                          Department Stores -- 1.0%
    37,719                                J.C. Penney Co., Inc.                  $  1,162,877
    16,310                                Nordstrom, Inc.                             468,749
                                                                                 ------------
                                                                                 $  1,631,626
                                                                                 ------------
                                          Total Retailing                        $  1,631,626
---------------------------------------------------------------------------------------------
                                          FOOD & DRUG RETAILING -- 2.3%
                                          Drug Retail -- 2.3%
    56,595                                CVS Corp.                              $  2,065,718
    49,288                                Walgreen Co.                              1,692,550
                                                                                 ------------
                                                                                 $  3,758,268
                                                                                 ------------
                                          Total Food & Drug Retailing            $  3,758,268
---------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18    Pioneer Classic Balanced Fund | Annual Report | 7/31/08

             Floating      S&P/Moody's
             Rate (d)      Ratings
Shares       (unaudited)   (unaudited)                                               Value
                                          FOOD, BEVERAGE & TOBACCO -- 4.8%
                                          Tobacco -- 4.8%
    50,410                                Lorillard, Inc.*                           $  3,383,015
    84,860                                Phillip Morris International                  4,383,019
                                                                                     ------------
                                                                                     $  7,766,034
                                                                                     ------------
                                          Total Food, Beverage & Tobacco             $  7,766,034
-------------------------------------------------------------------------------------------------
                                          HOUSEHOLD & PERSONAL PRODUCTS -- 2.2%
                                          Household Products -- 1.2%
    30,322                                Procter & Gamble Co.*                      $  1,985,485
-------------------------------------------------------------------------------------------------
                                          Personal Products -- 1.0%
    34,525                                Estee Lauder Co. (b)                       $  1,522,553
                                                                                     ------------
                                          Total Household & Personal Products        $  3,508,038
-------------------------------------------------------------------------------------------------
                                          HEALTH CARE EQUIPMENT & SERVICES -- 1.3%
                                          Health Care Distributors -- 1.3%
    37,216                                McKesson Corp.                             $  2,083,724
                                                                                     ------------
                                          Total Health Care Equipment & Services     $  2,083,724
-------------------------------------------------------------------------------------------------
                                          PHARMACEUTICALS & BIOTECHNOLOGY -- 9.4%
                                          Pharmaceuticals -- 9.4%
    54,199                                Abbott Laboratories                        $  3,053,572
   129,764                                Bristol-Myers Squibb Co.                      2,740,616
    61,611                                Eli Lilly & Co.                               2,902,494
   100,640                                Schering-Plough Corp.                         2,121,491
    99,113                                Teva Pharmaceutical Industries, Ltd. (b)      4,444,227
                                                                                     ------------
                                                                                     $ 15,262,400
                                                                                     ------------
                                          Total Pharmaceuticals & Biotechnology      $ 15,262,400
-------------------------------------------------------------------------------------------------
                                          BANKS -- 1.9%
                                          Diversified Banks -- 1.9%
   101,707                                U.S. Bancorp                               $  3,113,251
                                                                                     ------------
                                          Total Banks                                $  3,113,251
-------------------------------------------------------------------------------------------------
                                          DIVERSIFIED FINANCIALS -- 3.5%
                                          Asset Management & Custody Banks -- 0.9%
     7,465                                Franklin Resources, Inc.                   $    751,054
    20,167                                The Bank of New York Mellon, Corp.              715,929
                                                                                     ------------
                                                                                     $  1,466,983
-------------------------------------------------------------------------------------------------
                                          Investment Banking & Brokerage -- 2.3%
    75,562                                Lazard, Ltd. (b)                           $  3,083,685
    19,797                                Morgan Stanley                                  781,586
                                                                                     ------------
                                                                                     $  3,865,271
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer Classic Balanced Fund | Annual Report | 7/31/08    19

          Floating      S&P/Moody's
          Rate (d)      Ratings
Shares    (unaudited)   (unaudited)                                            Value
                                       Specialized Finance -- 0.3%
     525                               CME Group, Inc.                         $    189,068
   2,679                               Nymex Holdings, Inc.                         219,624
                                                                               ------------
                                                                               $    408,692
                                                                               ------------
                                       Total Diversified Financials            $  5,740,946
-------------------------------------------------------------------------------------------
                                       INSURANCE -- 0.4%
                                       Life & Health Insurance -- 0.4%
  11,221                               Aflac, Inc.                             $    624,000
                                                                               ------------
                                       Total Insurance                         $    624,000
-------------------------------------------------------------------------------------------
                                       SOFTWARE & SERVICES -- 0.6%
                                       Application Software -- 0.6%
  35,894                               Citrix Systems, Inc.*                   $    956,216
                                                                               ------------
                                       Total Software & Services               $    956,216
-------------------------------------------------------------------------------------------
                                       TECHNOLOGY HARDWARE & EQUIPMENT -- 7.4%
                                       Communications Equipment -- 6.1%
  96,519                               Cisco Systems, Inc.*                    $  2,122,453
 183,597                               Corning, Inc.                              3,673,776
 150,751                               Nokia Corp. (A.D.R.)                       4,118,517
                                                                               ------------
                                                                               $  9,914,746
-------------------------------------------------------------------------------------------
                                       Computer Hardware -- 1.3%
  47,361                               Hewlett-Packard Co.                     $  2,121,773
                                                                               ------------
                                       Total Technology Hardware & Equipment   $ 12,036,519
-------------------------------------------------------------------------------------------
                                       SEMICONDUCTORS -- 1.8%
 130,502                               Intel Corp.                             $  2,895,839
                                                                               ------------
                                       Total Semiconductors                    $  2,895,839
-------------------------------------------------------------------------------------------
                                       TELECOMMUNICATION SERVICES -- 2.7%
                                       Integrated Telecommunication Services -- 2.7%
  81,805                               Frontier Communications Corp.           $    945,666
  32,160                               Verizon Communications, Inc.               1,094,726
 189,268                               Windstream Corp.                           2,256,075
                                                                               ------------
                                                                               $  4,296,467
                                                                               ------------
                                       Total Telecommunication Services        $  4,296,467
-------------------------------------------------------------------------------------------
                                       UTILITIES -- 0.4%
                                       Gas Utilities -- 0.4%
  12,175                               Questar Corp.                           $    643,813
                                                                               ------------
                                       Total Utilities                         $    643,813
-------------------------------------------------------------------------------------------
                                       TOTAL COMMON STOCKS
                                       (Cost $102,135,387)                     $ 99,781,476
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20    Pioneer Classic Balanced Fund | Annual Report | 7/31/08

                Floating      S&P/Moody's
Principal       Rate (d)      Ratings
Amount          (unaudited)   (unaudited)                                             Value
                                            ASSET BACKED SECURITIES -- 1.1%
                                            Energy -- 0.1%
                                            Oil & Gas Equipment & Services -- 0.1%
 $    200,000         5.78       NR / NR    Sevan Marine ASA, Floating Rate Note,
                                            5/14/13 (144A)                            $    182,000
                                                                                      ------------
                                            Total Energy                              $    182,000
--------------------------------------------------------------------------------------------------
                                            TRANSPORTATION -- 0.0%
                                            Airlines -- 0.0%
        8,676                  BBB+ / Baa2  Continential Airlines, 6.648%, 9/15/17    $      7,895
                                                                                      ------------
                                            Total Transportation                      $      7,895
--------------------------------------------------------------------------------------------------
                                            FOOD & DRUG RETAILING -- 0.1%
                                            Food Retail -- 0.1%
      200,000                   BB / Aaa    Dominos Pizza Master Issuer LLC, 7.629%,
                                            4/25/37                                   $    145,000
                                                                                      ------------
                                            Total Food & Drug Retailing               $    145,000
--------------------------------------------------------------------------------------------------
                                            BANKS -- 0.4%
                                            Thrifts & Mortgage Finance -- 0.4%
      325,000         2.56      AAA / Aaa   Carrington Mortgage, Floating Rate Note,
                                            10/25/36                                  $    297,739
      245,608                   AAA / Aaa   Local Insight Media Finance, LLC, 5.88%,
                                            10/23/37                                       195,944
                                                                                      ------------
                                                                                      $    493,683
                                                                                      ------------
                                            Total Banks                               $    493,683
--------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS -- 0.3%
                                            Diversified Financial Services -- 0.3%
       60,000         2.90      AA / Aa2    Asset Backed Securities Corp., Floating
                                            Rate Note, 4/25/35                        $     52,563
      169,457                   A- / Baa2   PF Export Receivable Master Trust,
                                            6.436%, 6/1/15 (144A)                          167,949
      295,627                  BBB / Baa2   Power Receivables Finance, 6.29%,
                                            1/1/12 (144A)                                  302,627
                                                                                      ------------
                                                                                      $    523,139
                                                                                      ------------
                                            Total Diversified Financials              $    523,139
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer Classic Balanced Fund | Annual Report | 7/31/08    21

                Floating      S&P/Moody's
Principal       Rate (d)      Ratings
Amount          (unaudited)   (unaudited)                                              Value
                                             UTILITIES -- 0.2%
                                             Electric Utilities -- 0.2%
 $    224,466                  BBB / Baa3    FPL Energy America Wind LLC, 6.639%,
                                             6/20/23 (144A)                           $    230,933
      123,400                   BB / Ba2     FPL Energy Wind Funding, 6.876%,
                                             6/27/17 (144A)                                124,017
                                                                                      ------------
                                                                                      $    354,950
                                                                                      ------------
                                             Total Utilities                          $    354,950
--------------------------------------------------------------------------------------------------
                                             TOTAL ASSET BACKED SECURITIES
                                             (Cost $1,803,605)                        $  1,706,667
--------------------------------------------------------------------------------------------------
                                             COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.2%
                                             MATERIALS -- 0.2%
                                             Forest Products -- 0.2%
      350,000                   BB / Ba2     T SRA R 2006-1 F, 7.5296%, 10/15/36
                                             (144A)                                   $    267,969
                                                                                      ------------
                                             Total Materials                          $    267,969
--------------------------------------------------------------------------------------------------
                                             BANKS -- 0.6%
                                             Thrifts & Mortgage Finance -- 0.6%
      512,299                   NR / Aaa     ABN Amro Mortgage Corp., 4.75%,
                                             5/25/18                                  $    503,214
      543,277   5.21            AAA / Aaa    SARM 2004-12 7A1, Floating Rate Note,
                                             2/25/34                                       507,177
                                                                                      ------------
                                                                                      $  1,010,391
                                                                                      ------------
                                             Total Banks                              $  1,010,391
--------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 0.1%
                                             Diversified Financial Services -- 0.1%
      140,000                   NR / Ba1     Global Signal, 7.036%, 2/15/36 (144A)    $    129,647
                                                                                      ------------
                                             Total Diversified Financials             $    129,647
--------------------------------------------------------------------------------------------------
                                             GOVERNMENT -- 1.3%
                                             Government -- 1.3%
      411,751                   AAA / Aaa    Fannie Mae, 5.45%, 12/25/20              $    418,041
       74,526                    NR / NR     Federal Home Loan Bank, 5.0%, 1/15/16          75,318
       70,858                   AAA / Aaa    Federal Home Loan Bank, 6.0%, 4/15/32          73,305
      418,964                   AAA / Aaa    Federal Home Loan Mortgage Corp., 5.5%,
                                             12/15/20                                      424,999
      173,400                   AAA / Aaa    Federal Home Loan Mortgage Corp.,
                                             5.875%, 5/15/16                               177,139
      381,638                   AAA / Aaa    Federal Home Loan Mortgage Corp., 6.0%,
                                             12/15/21                                      390,695
      200,528                   AAA / Aaa    Freddie Mac, 5.5%, 6/15/32                    203,861

The accompanying notes are an integral part of these financial statements.

22    Pioneer Classic Balanced Fund | Annual Report | 7/31/08

                Floating      S&P/Moody's
Principal       Rate (d)      Ratings
Amount          (unaudited)   (unaudited)                                                 Value
                                             Government -- (Continued)
 $    362,026                   AAA / Aaa    Freddie Mac, 6.1%, 9/15/18                   $    369,977
                                                                                          ------------
                                                                                          $  2,133,335
                                                                                          ------------
                                             Total Government                             $  2,133,335
------------------------------------------------------------------------------------------------------
                                             TOTAL COLLATERALIZED MORTGAGE
                                             OBLIGATIONS
                                             (Cost $3,620,300)                            $  3,541,342
------------------------------------------------------------------------------------------------------
                                             CORPORATE BONDS -- 14.2%
                                             ENERGY -- 1.0%
                                             Integrated Oil & Gas -- 0.1%
      160,000                    A / A3      Occidental Petroleum, 6.75%, 1/15/12         $    172,351
       25,000                  BBB / Baa2    Petro-Canada, 4.0%, 7/15/13                        23,547
                                                                                          ------------
                                                                                          $    195,898
------------------------------------------------------------------------------------------------------
                                             Oil & Gas Equipment & Services -- 0.1%
      200,000                  BBB+ / Baa1   Weatherford International, Inc., 6.625%,
------------------------------------------------------------------------------------------------------
                                             11/15/11                                     $    208,964
                                             ---------------------------------------------------------
                                             Oil & Gas Exploration & Production -- 0.2%
      175,000                  BBB / Baa2    Canadian National Resources, 5.9%,
                                             2/1/18                                       $    173,236
       65,000                  BBB+ / Baa1   Pemex Project Funding Master, 9.125%,
                                             10/13/10                                           70,135
       92,610                    A / Aa2     Ras Laffan Liquefied Natural Gas, 3.437%,
                                             9/15/09 (144A)                                     92,794
       45,000                   BB+ / Ba2    Southern Star Central Corp., 6.75%,
                                             3/1/16                                             42,300
                                                                                          ------------
                                                                                          $    378,465
------------------------------------------------------------------------------------------------------
                                             Oil & Gas Refining & Marketing -- 0.1%
       90,000                  BBB- / Baa2   Boardwalk Pipelines LLC, 5.5%, 2/1/17        $     83,920
------------------------------------------------------------------------------------------------------
                                             Oil & Gas Storage & Transporation -- 0.5%
      125,000                  BBB / Baa2    Buckeye Partners, LP 6.05%, 1/15/18          $    121,670
      320,000                  BBB- / Baa3   NGPL Pipeco LLC, 6.514%, 12/15/12
                                             (144A)                                            322,871
      400,000         7.00      BB / Ba1     Teppco Partners LP, Floating Rate Note,
                                             6/1/67                                            345,699
                                                                                          ------------
                                                                                          $    790,240
                                                                                          ------------
                                             Total Energy                                 $  1,657,487
------------------------------------------------------------------------------------------------------
                                             MATERIALS -- 0.7%
                                             Aluminum -- 0.1%
      150,000                    B / B3      Novelis, Inc., 7.25%, 2/15/15                $    138,750
------------------------------------------------------------------------------------------------------
                                             Commodity Chemicals -- 0.1%
      300,000                   B+ / Ba3     Nova Chemicals, Ltd., 6.5%, 1/15/12          $    273,000
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer Classic Balanced Fund | Annual Report | 7/31/08    23

                Floating      S&P/Moody's
Principal       Rate (d)      Ratings
Amount          (unaudited)   (unaudited)                                               Value
                                             Diversified Metals & Mining -- 0.3%
 $    425,000                  BBB+ / Baa3   Inco, Ltd., 7.2%, 9/15/32                  $    410,374
----------------------------------------------------------------------------------------------------
                                             Fertilizers & Agricultural Chemicals -- 0.0%
       30,000                  BBB+ / Baa1   Potash Corp., Saskatchewan, 4.875%,
----------------------------------------------------------------------------------------------------
                                             3/1/13                                     $     30,246
                                             -------------------------------------------------------
                                             Steel -- 0.2%
      230,000                  BBB+ / Baa2   Arcelormittal, 6.125%, 6/1/18 (144A)       $    220,870
       70,000                  BBB / Baa2    Commercial Metals Co., 7.35%, 8/15/18            70,342
                                                                                        ------------
                                                                                        $    291,212
                                                                                        ------------
                                             Total Materials                            $  1,143,582
----------------------------------------------------------------------------------------------------
                                             CAPITAL GOODS -- 1.0%
                                             Aerospace & Defense -- 0.1%
       25,000                    A+ / A2     Boeing Co., 5.125%, 2/15/13                $     25,337
       80,000                    A / A2      Honeywell International, 7.5%, 3/1/10            84,593
                                                                                        ------------
                                                                                        $    109,930
----------------------------------------------------------------------------------------------------
                                             Electrical Component & Equipment -- 0.1%
      157,505                    NR / WD     Orcal Geothermal, 6.21%, 12/30/20
----------------------------------------------------------------------------------------------------
                                                 (144A)                                 $    161,078
                                             -------------------------------------------------------
                                             Industrial Conglomerates -- 0.3%
      145,000                   AAA / Aaa    General Electric Capital Corp., 6.125%,
                                             2/22/11                                    $    151,356
      120,000                   AAA / Aaa    General Electric Capital Corp., 6.75%,
                                             3/15/32                                         120,412
      250,000                   AAA / Aaa    General Electric Capital Corp., 5.625%,
                                             9/15/17                                         243,390
                                                                                        ------------
                                                                                        $    515,158
----------------------------------------------------------------------------------------------------
                                             Trading Companies & Distributors -- 0.5%
      495,000                  BBB+ / Baa1   GATX Corp., 5.5%, 2/15/12                  $    493,685
      300,000                  BBB / Baa2    Glencore Funding LLC, 6.0%, 4/15/14
                                                 (144A)                                      287,138
                                                                                        ------------
                                                                                        $    780,823
                                                                                        ------------
                                             Total Capital Goods                        $  1,566,989
----------------------------------------------------------------------------------------------------
                                             COMMERCIAL SERVICES & SUPPLIES -- 0.2%
                                             Office Services & Supplies -- 0.2%
      250,000                    A / A1      Pitney Bowes, Inc., 5.6%, 3/15/18          $    243,111
                                                                                        ------------
                                             Total Commercial Services & Supplies       $    243,111
----------------------------------------------------------------------------------------------------
                                             TRANSPORTATION -- 0.3%
                                             Airlines -- 0.3%
      500,000                   A- / Baa1    Southwest Airlines Co.                     $    451,522
                                                                                        ------------
                                             Total Transportation                       $    451,522
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24    Pioneer Classic Balanced Fund | Annual Report | 7/31/08

                Floating      S&P/Moody's
Principal       Rate (d)      Ratings
Amount          (unaudited)   (unaudited)                                                 Value
                                             AUTOMOBILES & COMPONENTS -- 0.5%
                                             Auto Parts & Equipment -- 0.2%
 $    460,000                   BB / Ba3     TRW Automotive, Inc., 7.25%, 3/15/17         $    395,600
------------------------------------------------------------------------------------------------------
                                             Automobile Manufacturers -- 0.3%
       80,000                  CCC+ / Caa1   Ford Motor Co., 7.25%, 10/1/08               $     78,800
      500,000                   B / Caa1     General Motors, 7.2%, 1/15/11 (b)                 336,250
                                                                                          ------------
                                                                                          $    415,050
                                                                                          ------------
                                             Total Automobiles & Components               $    810,650
------------------------------------------------------------------------------------------------------
                                             CONSUMER DURABLES & APPAREL -- 0.2%
                                             Household Appliances -- 0.2%
      345,000                  BBB / Baa2    Whirlpool Corp. 5.5%, 3/1/13                 $    334,561
                                                                                          ------------
                                             Total Consumer Durables & Apparel            $    334,561
------------------------------------------------------------------------------------------------------
                                             CONSUMER SERVICES -- 0.4%
                                             Restaurants -- 0.4%
      700,000                    A / A3      McDonalds Corp., 5.75%, 3/1/12               $    728,466
                                                                                          ------------
                                             Total Consumer Services                      $    728,466
------------------------------------------------------------------------------------------------------
                                             MEDIA -- 1.0%
                                             Broadcasting & Cable TV -- 0.4%
      125,000                  BBB / Baa2    British Sky Broadcasting, 6.1%, 2/15/18
                                                 (144A)                                   $    121,650
       80,000                  BBB+ / Baa2   Comcast Corp., 5.3%, 1/15/14                       77,346
      400,000                  BBB- / Baa3   Cox Communications, 7.125%, 10/1/12               418,232
                                                                                          ------------
                                                                                          $    617,228
------------------------------------------------------------------------------------------------------
                                             Media -- 0.3%
      500,000                  BBB+ / Baa2   Comcast Cable Corp., 6.75%, 1/30/11          $    517,228
------------------------------------------------------------------------------------------------------
                                             Publishing -- 0.3%
      512,000                  BBB+ / Baa1   News America, Inc., 7.3%, 4/30/28            $    520,377
                                                                                          ------------
                                             Total Media                                  $  1,654,833
------------------------------------------------------------------------------------------------------
                                             RETAILING -- 0.6%
                                             General Merchandise Stores -- 0.3%
      500,000                    A+ / A2     Target Corp., 5.875%, 3/1/12                 $    517,429
------------------------------------------------------------------------------------------------------
                                             Specialty Stores -- 0.3%
      435,000                  BBB- / Baa3   Tanger Factory Outlet Centers, Inc., 6.15%,
                                             11/15/15                                     $    405,262
                                                                                          ------------
                                             Total Retailing                              $    922,691
------------------------------------------------------------------------------------------------------
                                             FOOD, BEVERAGE & TOBACCO -- 0.4%
                                             Agricultural Products -- 0.2%
      250,000                    A / A2      Cargill, Inc. 5.2%, 1/22/13 (144A)           $    247,353
------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer Classic Balanced Fund | Annual Report | 7/31/08    25

                Floating      S&P/Moody's
Principal       Rate (d)      Ratings
Amount          (unaudited)   (unaudited)                                             Value
                                             Brewers -- 0.0%
 $     35,000                  BBB+ / Baa1   Miller Brewing Co., 5.5%, 8/15/13
--------------------------------------------------------------------------------------------------
                                             (144A)                                   $     35,056
                                             -----------------------------------------------------
                                             Soft Drinks -- 0.2%
       35,000                    A / A2      Bottling Group LLC, 5.0%, 11/15/13       $     35,341
      350,000                   A+ / Aa2     Pepsico 4.65%, 2/15/13                        355,415
                                                                                      ------------
                                                                                      $    390,756
                                                                                      ------------
                                             Total Food, Beverage & Tobacco           $    673,165
--------------------------------------------------------------------------------------------------
                                             HEALTH CARE EQUIPMENT & SERVICES -- 0.1%
                                             Managed Health Care -- 0.1%
      250,000                   A- / Baa1    United Health Group, 4.875%, 2/15/13     $    242,156
                                                                                      ------------
                                             Total Health Care Equipment & Services   $    242,156
--------------------------------------------------------------------------------------------------
                                             PHARMACEUTICALS & BIOTECHNOLOGY -- 0.3%
                                             Biotechnology -- 0.3%
      450,000                  BBB / Baa3    Biogen IDEC, 6.0%, 3/1/13                $    446,968
                                                                                      ------------
                                             Total Pharmaceuticals & Biotechnology    $    446,968
--------------------------------------------------------------------------------------------------
                                             BANKS -- 1.4%
                                             Diversified Banks -- 0.4%
      250,000                   BB / Ba1     Kazkommerts International BV, 8.0%,
                                             11/3/15                                  $    191,250
      120,000                    A / Aa3     Korea Development Bank, 5.3%, 1/17/13         118,721
      400,000                  BB+ / Baa2    TNK-BP Finance SA, 7.5%, 3/13/13
                                             (144A)                                        387,000
                                                                                      ------------
                                                                                      $    696,971
--------------------------------------------------------------------------------------------------
                                             Regional Banks -- 0.8%
      705,000                   AA- / Aa2    Barclays Plc, 6.05%, 12/4/17*            $    679,308
      500,000                   A+ / Aa3     Branch Banking & Trust Co., 4.875%,
                                             1/15/13                                       467,849
       50,000                    A- / A2     Keycorp, 6.5%, 5/14/13                         41,765
                                                                                      ------------
                                                                                      $  1,188,922
--------------------------------------------------------------------------------------------------
                                             Thrifts & Mortgage Finance -- 0.2%
      450,000                  BBB / Baa1    Sovereign Bancorp, 8.75%, 5/30/18        $    392,155
                                                                                      ------------
                                             Total Banks                              $  2,278,048
--------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 1.5%
                                             Asset Management & Custody Banks -- 0.2%
       90,000                    A- / A3     Eaton Vance Corp., 6.5%, 10/2/17         $     90,521
      200,000                   A+ / Aa3     Mellon Funding Corp., 5.5%, 11/15/18          182,492
                                                                                      ------------
                                                                                      $    273,013
--------------------------------------------------------------------------------------------------
                                             Consumer Finance -- 0.3%
      250,000                   A+ / Aa3     American Express Bank FSB, 5.5%,
                                             4/16/13                                  $    242,085

The accompanying notes are an integral part of these financial statements.

26    Pioneer Classic Balanced Fund | Annual Report | 7/31/08

                Floating      S&P/Moody's
Principal       Rate (d)      Ratings
Amount          (unaudited)   (unaudited)                                               Value
                                             Consumer Finance -- (Continued)
 $    265,000         4.00     BBB- / Baa2   SLM Corp., Floating Rate Note, 7/25/14          183,059
                                                                                         -----------
                                                                                        $    425,144
----------------------------------------------------------------------------------------------------
                                             Investment Banking & Brokerage -- 0.1%
      200,000                    A / A2      Merrill Lynch & Co., 5.45%, 2/5/13         $    185,528
----------------------------------------------------------------------------------------------------
                                             Diversified Financial Services -- 0.3%
      300,000                   A- / Baa2    Brascan Corp., 5.75%, 3/1/10               $    295,883
      235,000                    A- / A2     WEA Finance LLC, 7.125%, 4/15/18                238,995
                                                                                        ------------
                                                                                        $    534,878
----------------------------------------------------------------------------------------------------
                                             Specialized Finance -- 0.6%
      250,000                   A- / Baa1    CIT Group Inc., 7.625%, 11/30/12           $    212,321
      500,000         2.95      A- / Baa1    Citigroup Inc., Floating Rate Note,
                                             1/30/09                                         478,258
      247,899                   NR / Baa3    Coso Geothermal Power, 7.0%, 7/15/26
                                             (144A)                                          241,392
      100,000                   AA+ / Aaa    Private Export Funding, 4.55%, 5/15/15          100,182
                                                                                        ------------
                                                                                        $  1,032,153
                                                                                        ------------
                                             Total Diversified Financials               $  2,450,716
----------------------------------------------------------------------------------------------------
                                             INSURANCE -- 1.5%
                                             Life & Health Insurance -- 0.1%
      275,000                    A+ / A3     Prudential Financial, 5.15%, 1/15/13       $    268,422
----------------------------------------------------------------------------------------------------
                                             Multi-Line Insurance -- 0.8%
      100,000                   BB- / Ba1    AFC Capital Trust I, 8.207%, 2/3/27        $     82,490
      375,000                    A+ / A1     American General Finance, 6.9%,
                                             12/15/17                                        300,817
      100,000                  BBB- / Baa3   Hanover Insurance Group, 7.625%,
                                             10/15/25                                         85,696
      200,000                    A+ / A1     International Lease, 6.375%, 3/25/13            177,520
      480,000         7.00     BB+ / Baa3    Liberty Mutual Group, 7.0%, 3/15/37
                                             (144A)                                          390,091
      200,000                    A / A3      Loew Corp., 5.25%, 3/15/16                      189,468
                                                                                        ------------
                                                                                        $  1,226,082
----------------------------------------------------------------------------------------------------
                                             Property & Casualty Insurance -- 0.6%
      125,000                   AAA / Aaa    Berkshire Hathway, Inc., 5.0%, 8/15/13
                                             (144A)                                     $    124,825
      280,000                    BB / NR     Kingsway America, Inc., 7.5%, 2/1/14            234,500
       60,000        14.00      A / Baa1     MBIA, Inc., Floating Rate Note, 1/15/33
                                             (144A)                                           33,000
      500,000                  BBB / Baa2    Ohio Casualty Corp., 7.3%, 6/15/14              503,658
                                                                                        ------------
                                                                                        $    895,983
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer Classic Balanced Fund | Annual Report | 7/31/08    27

                Floating      S&P/Moody's
Principal       Rate (d)      Ratings
Amount          (unaudited)   (unaudited)                                               Value
                                             Reinsurance -- 0.0%
 $    100,000                   BBB / NA     Platinum Underwriters HD, 7.5%, 6/1/17     $     93,980
                                                                                        ------------
                                             Total Insurance                            $  2,484,467
----------------------------------------------------------------------------------------------------
                                             REAL ESTATE -- 0.8%
                                             Real Estate Investment Trusts -- 0.8%
      400,000                  BBB- / Baa3   Colonial Reality LP, 6.15%, 4/15/13        $    371,881
      700,000                  BBB- / Baa2   Health Care REIT, Inc., 6.2%, 6/1/16            642,926
      250,000                   AAA / Aaa    Trustreet Properties, Inc., 7.5%, 4/1/15        267,460
                                                                                        ------------
                                                                                        $  1,282,267
                                                                                        ------------
                                             Total Real Estate                          $  1,282,267
----------------------------------------------------------------------------------------------------
                                             SOFTWARE & SERVICES -- 0.3%
                                             Data Processing & Outsourced Services -- 0.3%
      500,000                    B / B3      First Data Corp., 9.875%, 9/24/15
                                              (144A)                                    $    442,500
                                                                                        ------------
                                             Total Software & Services                  $    442,500
----------------------------------------------------------------------------------------------------
                                             SEMICONDUCTORS -- 0.1%
                                             Semiconductor Equipment -- 0.1%
      185,000                  BBB / Baa1    Klac Instruments Corp., 6.9%, 5/1/18       $    180,756
                                                                                        ------------
                                             Total Semiconductors                       $    180,756
----------------------------------------------------------------------------------------------------
                                             TELECOMMUNICATION SERVICES -- 0.6%
                                             Integrated Telecommunication Services -- 0.6%
      500,000                   BB- / B3     Intelsat Sub Holdings, 8.5%, 1/15/13
                                              (144A)                                    $    495,000
      250,000                  BBB / Baa2    Telecom Italia Capital, 4.875%, 10/1/10         248,146
      300,000                  BBB / Baa2    Telecom Italia Capital, 5.25%, 11/15/13         283,145
                                                                                        ------------
                                                                                        $  1,026,291
                                                                                        ------------
                                             Total Telecommunication Services           $  1,026,291
----------------------------------------------------------------------------------------------------
                                             UTILITIES -- 1.3%
                                             Electric Utilities -- 0.6%
      225,000                  BBB / Baa2    Commonwealth Edison, 6.15%, 9/15/17        $    224,501
      225,000                  BBB+ / Baa3   Entergy Gulf States, 5.7%, 6/1/15               215,551
      200,000                  BBB+ / Baa2   Israel Electric Corp., Ltd., 7.25%,
                                             1/15/19 (144A)                                  198,102
      125,000                  BBB / Baa3    Neveda Power Co., 6.5%, 8/1/18                  126,563
      250,000                  BBB+ / Baa2   West Penn Power Co., 5.95%, 12/15/17            247,666
                                                                                        ------------
                                                                                        $  1,012,383
----------------------------------------------------------------------------------------------------
                                             Gas Utilities -- 0.2%
      250,000                    A- / A3     Questar Pipeline Co., 5.83%, 2/1/18        $    249,088
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28    Pioneer Classic Balanced Fund | Annual Report | 7/31/08

                Floating      S&P/Moody's
Principal       Rate (d)      Ratings
Amount          (unaudited)   (unaudited)                                             Value
                                             Multi-Utilities -- 0.5%
 $    300,000                   BB / Ba2     NSG Holdings LLC, 7.75%, 12/15/25
                                             (144A)                                   $    294,000
      410,000                  BBB+ / Baa1   NY State Gas and Electric, 6.15%,
                                             12/15/17 (144A)                               406,203
      100,000                  BB+ / Baa3    Public Service of New Mexico, 7.95%,
                                             5/15/18                                       101,460
                                                                                      ------------
                                                                                      $    801,663
                                                                                      ------------
                                             Total Utilities                          $  2,063,134
--------------------------------------------------------------------------------------------------
                                             TOTAL CORPORATE BONDS
                                             (Cost $24,171,307)                       $ 23,084,360
--------------------------------------------------------------------------------------------------
                                             U.S. GOVERNMENT AND AGENCY
                                             OBLIGATIONS -- 19.0%
                                             GOVERNMENT - 19.0%
      100,000                   AAA / Aaa    Fannie Mae, 5.24%, 8/7/18                $    101,429
      250,000                   AAA / Aaa    Federal Farm Credit Bank 4.875%,
                                             1/17/17                                       255,427
      589,504                   AAA / Aaa    Federal Home Loan Mortgage Corp., 4.5%,
                                             12/1/20                                       569,493
    1,092,920                   AAA / Aaa    Federal Home Loan Mortgage Corp., 5.0%,
                                             4/1/34-11/1/34                              1,043,067
    2,387,623                    NR / NR     Federal Home Loan Mortgage Corp., 5.5%,
                                             10/1/16-12/1/35                             2,367,142
    1,099,017                   AAA / Aaa    Federal Home Loan Mortgage Corp., 6.0%,
                                             1/1/33-5/1/36                               1,109,952
      356,751                   AAA / Aaa    Federal Home Loan Mortgage Corp., 6.5%,
                                             5/1/09-11/1/33                                369,166
      168,583                   AAA / Aaa    Federal Home Loan Mortgage Corp., 7.0%,
                                             10/1/46                                       173,961
      422,502   5.05            AAA / Aaa    Federal Home Loan Mortgage Corp.,
                                             Floating Rate Note, 11/1/35                   427,945
      941,544                   AAA / Aaa    Federal National Mortgage Association,
                                             4.5%, 11/1/20 - 4/1/38                        885,327
       93,770                   AAA / Aaa    Federal National Mortgage Association,
                                             4.78%, 12/1/12                                 93,595
      630,994                   AAA / Aaa    Federal National Mortgage Association,
                                             4.905%, 12/1/36                               636,720
    2,535,403                   AAA / Aaa    Federal National Mortgage Association,
                                             5.0%, 4/1/17 - 6/1/34                       2,489,882
    8,565,465                   AAA / Aaa    Federal National Mortgage Association,
                                             5.5%, 8/1/14 - 12/1/37                      8,505,421
    4,372,534                   AAA / Aaa    Federal National Mortgage Association,
                                             6.0%, 1/1/29 - 12/1/37                      4,402,773
      541,168                    NR / NR     Federal National Mortgage Association,
                                             6.5%, 12/1/21 - 10/1/32                       561,321

The accompanying notes are an integral part of these financial statements.

                   Pioneer Classic Balanced Fund | Annual Report | 7/31/08    29

                Floating      S&P/Moody's
Principal       Rate (d)      Ratings
Amount          (unaudited)   (unaudited)                                                 Value
                                             GOVERNMENT - (continued)
 $    659,579                   AAA / Aaa    Federal National Mortgage Association,
                                             7.0%, 10/1/19-1/1/36                         $    692,935
       38,990                   AAA / Aaa    Federal National Mortgage Association,
                                             8.0%, 4/1/20-5/1/31                                42,237
      233,081                   AAA / Aaa    Government National Mortgage
                                             Association, 4.5%, 1/15/35 - 4/15/35              216,158
    1,086,576                   AAA / Aaa    Government National Mortgage
                                             Association, 5.5%, 8/15/19 - 12/15/34           1,086,118
    1,007,313                    NR / NR     Government National Mortgage
                                             Association, 6.0%, 8/15/13 - 9/15/34            1,023,295
    1,338,123                    NR / NR     Government National Mortgage
                                             Association, 6.5%, 10/15/28 - 5/15/33           1,385,804
        8,662                   AAA / Aaa    Government National Mortgage
                                             Association, 7.0%, 4/15/28 - 8/15/28                9,258
       15,313                    NR / NR     Government National Mortgage
                                             Association, 7.5%, 9/20/29 - 1/15/30               16,412
        2,188                    NR / NR     Government National Mortgage
                                             Association, 7.75%, 11/15/29                        2,375
       14,307                    NR / NR     Government National Mortgage
                                             Association, 8.0%, 2/15/30                         15,647
      256,325                    NR / NR     Government National Mortgage
                                             Association II, 5.5%, 2/20/34                     253,905
      292,166                   AAA / Aaa    Government National Mortgage
                                             Association II, 6.0%, 10/20/33                    296,451
      396,968                   AAA / Aaa    Government National Mortgage
                                             Association II, 6.49%, 8/20/36                    408,752
      200,000                   AAA / Aaa    U.S. Treasury Inflation Protected Security,
                                             0.0%, 11/15/15                                    151,250
       80,000                   AAA / Aaa    U.S. Treasury Bonds, 3.875%, 5/15/18               79,312
      320,000                   AAA / Aaa    U.S. Treasury Bonds, 5.25%, 11/15/28              344,250
      100,000                   AAA / Aaa    U.S. Treasury Bonds, 7.125%, 2/15/23              127,523
      100,000                   AAA / Aaa    U.S. Treasury Notes, 4.25%, 11/15/14              104,742
      110,000                   AAA / Aaa    U.S. Treasury Notes, 5.375%, 2/15/31 (b)          120,871
      345,000                   AAA / Aaa    U.S. Treasury Notes, 5.5%, 8/15/28                382,088
                                                                                          ------------
                                                                                          $ 30,752,004
------------------------------------------------------------------------------------------------------
                                             TOTAL U.S. GOVERNMENT AND AGENCY
                                             OBLIGATIONS
                                             (Cost $30,777,979)                           $ 30,752,004
------------------------------------------------------------------------------------------------------
                                             TEMPORARY CASH INVESTMENTS -- 7.7%
                                             Securities Lending Collateral -- 7.7% (c)
                                             Certificates of Deposit:
      230,332                                American Express, 2.72, 8/8/08               $    230,332
      172,404                                Bank of America, 2.88%, 8/11/08                   172,405
      344,809                                CBA, 3.02%, 7/16/09                               344,809

The accompanying notes are an integral part of these financial statements.

30    Pioneer Classic Balanced Fund | Annual Report | 7/31/08

                Floating      S&P/Moody's
Principal       Rate (d)      Ratings
Amount          (unaudited)   (unaudited)                                             Value
                                             Certificates of Deposit - (continued)
 $    172,404                                Citibank, 2.85%, 7/29/08                 $    172,405
       62,077                                Banco Santander NY, 2.80%, 10/7/08             62,077
      172,547                                Banco Santander NY, 3.09%, 12/22/08           172,547
      172,352                                Bank of Nova Scotia, 3.18%, 5/05/09           172,352
       86,202                                Bank of Scotland NY, 2.72%, 8/15/08            86,202
       62,013                                Bank of Scotland NY, 2.89%, 11/4/08            62,013
       86,166                                Bank of Scotland NY, 3.03%, 9/26/08            86,166
      310,328                                Barclays Bank, 3.18%, 5/27/09                 310,328
      258,607                                Bank Bovespa NY, 2.705%, 8/8/08               258,607
      103,443                                Calyon NY, 2.85%, 8/25/08                     103,443
      144,820                                Calyon NY, 2.64%, 9/29/08                     144,820
       54,704                                Calyon NY, 2.69%, 01/16/09                     54,704
       68,962                                Deutsche Bank Financial, 2.72%, 8/4/08         68,962
      127,809                                Dexia Bank NY, 3.37%, 09/29/08                127,809
      310,328                                DNB NOR Bank ASA NY, 2.90%, 6/8/09            310,328
       14,815                                Fortis, 3.11%, 09/30/08                        14,815
      315,845                                Intesa SanPaolo S.p.A., 2.72%, 5/22/09        315,845
       86,202                                Lloyds Bank, 2.61%, 8/18/08                    86,202
      117,235                                Natixis, 2.83%, 8/4/08                        117,235
      172,404                                NORDEA NY, 2.81%, 8/29/08                     172,405
       19,929                                NORDEA NY, 2.72%, 4/9/09                       19,929
       16,528                                NORDEA NY, 2.73%, 12/01/08                     16,528
       27,582                                Rabobank Nederland NY, 2.37%, 8/29/08          27,582
      172,406                                Royal Bank of Canada NY, 2.6%, 9/5/08         172,406
      103,443                                Bank of Scotland NY, 2.7%, 8/1/08             103,443
      103,497                                Bank of Scotland NY, 2.96%, 11/3/08           103,497
       19,989                                Skandinavian Enskilda Bank NY, 3.18%,
                                             09/22/08                                       19,990
       34,408                                Skandinavian Enskilda Bank NY, 3.06%
                                             02/13/09                                       34,408
      310,328                                Svenska Bank NY, 2.70%, 7/08/09               310,328
      217,230                                Toronto Dominion Bank NY, 2.77%,
                                             9/5/08                                        217,230
      103,443                                Toronto Dominion Bank NY, 2.75%,
                                             11/5/08                                       103,443
       34,425                                Wachovia, 3.62%,10/28/08                       34,425
                                                                                      ------------
                                                                                      $  4,810,020
--------------------------------------------------------------------------------------------------
                                             Commercial Paper:
       53,108                                Bank of America, 2.70%, 8/26/08          $     53,108
       68,912                                Bank of America, 2.60%, 8/11/08                68,912
      171,274                                Citigroup, 2.83%, 10/24/08                    171,274
      171,673                                HSBC Securities, Inc., 2.88%, 9/29/08         171,673
      338,602                                Honda Finance Corp., 2.92%, 7/14/09           338,602

The accompanying notes are an integral part of these financial statements.

                   Pioneer Classic Balanced Fund | Annual Report | 7/31/08    31

                Floating      S&P/Moody's
Principal       Rate (d)      Ratings
Amount          (unaudited)   (unaudited)                                                Value
                                             Commercial Paper - (continued)
 $    137,804                                ING Funding, 2.70%, 8/13/08                 $    137,804
      309,666                                Macquarie bank, 2.75%, 8/29/08                   309,666
       42,584                                PARFIN, 3.18%, 8/1/08                             42,584
      274,558                                Rabobank, 2.68%, 10/3/08                         274,558
       68,503                                Royal Bank of Scotland, 2.66%,
                                             10/21/08                                          68,503
       68,939                                Societe Generale, 3.18%, 8/5/08                   68,939
      137,713                                Societe Generale, 3.18%, 8/22/08                 137,713
       68,912                                SVSS NY, 3.18%, 8/11/08                           68,912
       32,810                                Bank Bovespa NY, 2.79%, 3/12/09                   32,810
      155,135                                General Electric Capital Corp., 2.77%,
                                             1/5/09                                           155,135
      172,349                                General Electric Capital Corp., 2.82%,
                                             3/16/09                                          172,349
       63,761                                IBM, 3.18%, 2/13/09                               63,761
      172,404                                IBM, 3.18%, 6/26/09                              172,404
      310,328                                Met Life Global Funding, 3.16%, 6/12/09          310,328
      293,088                                WestPac, 3.18%, 6/1/09                           293,088
                                                                                         ------------
                                                                                         $  3,112,123
-----------------------------------------------------------------------------------------------------
     Shares
                                             Mutual Funds:
      517,213                                AIM Short Term Investment Trust, 2.47%      $    517,214
      517,213                                BlackRock Liquidity Money Market Fund,
                                             3.18%                                            517,213
      517,213                                Dreyfus Preferred Money Market Fund,
                                             3.18%                                            517,213
                                                                                         ------------
                                                                                         $  1,551,640
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32    Pioneer Classic Balanced Fund | Annual Report | 7/31/08

                  Floating      S&P/Moody's
Principal         Rate (d)      Ratings
Amount            (unaudited)   (unaudited)                                              Value
                                              Tri-party Repurchase Agreements:
  $       8,117                               Barclays Capital Markets, 2.15% 8/1/08     $       8,117
        577,193                               Deutsche Bank, 2.18% 8/1/08                      577,193
      2,413,663                               Lehman Brothers, 2.13% 8/1/08                  2,413,663
                                                                                         -------------
                                                                                         $   2,998,973
------------------------------------------------------------------------------------------------------
                                              Other:
         68,068                               ABS CFAT 2008-A A1, 3.005%, 4/27/09        $      68,069
                                                                                         -------------
                                              Total Securities Lending Collateral        $  12,540,825
------------------------------------------------------------------------------------------------------
                                              TOTAL TEMPORARY CASH INVESTMENTS
                                              (Cost $12,540,825)                         $  12,540,825
------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENT IN SECURITIES  -- 107.3%
                                              (Cost $177,817,628) (a)                    $ 173,880,961
------------------------------------------------------------------------------------------------------
                                              OTHER ASSETS AND
------------------------------------------------------------------------------------------------------
                                              LIABILITIES -- (7.3)%                      $ (11,834,808)
                                              --------------------------------------------------------
                                              TOTAL NET ASSETS -- 100.0%                 $ 162,046,153
======================================================================================================


The accompanying notes are an integral part of these financial statements.

                   Pioneer Classic Balanced Fund | Annual Report | 7/31/08    33

(A.D.R.) American Depositary Receipt

*        Non-income producing security.

NR       Not rated by either S&P or Moody's.


(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At July 31, 2008, the value of these securities amounted to $5,906,065 or 3.6% of total net assets.

(a) At July 31, 2008, the net unrealized loss on investments based on cost for federal income tax purposes of $177,969,133 was as follows:

           Aggregate gross unrealized gain for all investments in which there is an
             excess of value over tax cost                                             $  6,184,815
           Aggregate gross unrealized loss for all investments in which there is an
             excess of tax cost over value                                              (10,272,988)
                                                                                       ------------
           Net unrealized loss                                                         $ (4,088,173)
                                                                                       ============

(b)      At July 31, 2008, the following securities were out on loan:



Shares            Description                                        Value
   50,300         Lazard, Ltd.                                       $ 2,052,743
   34,000         Delta Air Lines, Inc.                                  256,360
   45,300         Freeport-McMoRan Copper & Gold, Inc. (Class B)       4,382,775
   20,000         Estee Lauder Co.                                       882,000
   13,000         Packaging Corp of America                              331,760
  158,200         Regal Entertainment Group                            2,634,030
   25,000         Teva Pharmaceutical Industries, Ltd.                 1,121,000
Principal
Amount ($)
 495,000          General Motors, 7.2%, 1/15/11                          332,888
 108,000          U.S. Treasury Notes, 5.375%, 2/15/31                   118,800
--------------------------------------------------------------------------------
                  Total                                              $12,112,356
================================================================================

(c)      Security lending collateral is managed by Credit Suisse


(d) Debt obligation originally issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.


Purchases and sales of securities (excluding temporary cash investments) for the year ended July 31, 2008 aggregated $102,205,394 and $150,941,898, respectively.


The accompanying notes are an integral part of these financial statements.

34    Pioneer Classic Balanced Fund | Annual Report | 7/31/08

Statement of Assets and Liabilities | 7/31/08


ASSETS:
  Investment in securities (including securities loaned of
   $12,112,356) (cost $177,817,628)                                       $173,880,961
  Cash                                                                         162,778
  Foreign currencies, at value (cost $12,825)                                   13,637
  Receivables --
   Investment securities sold                                                  363,295
   Fund shares sold                                                             13,549
   Dividends, interest and foreign taxes withheld                              792,841
   Due from Pioneer Investment Management, Inc.                                 26,719
  Other                                                                          7,946
---------------------------------------------------------------------------------------
     Total assets                                                         $175,261,726
---------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                        $    326,234
   Fund shares repurchased                                                     203,103
   Dividends                                                                     8,335
   Upon return of securities loaned                                         12,540,825
  Due to affiliates                                                             60,497
  Accrued expenses                                                              76,579
---------------------------------------------------------------------------------------
     Total liabilities                                                    $ 13,215,573
---------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                         $176,281,659
  Undistributed net investment income                                          201,870
  Accumulated net realized loss on investments, foreign currency
   transactions                                                            (10,501,521)
  Net unrealized loss on investments                                        (3,936,667)
  Net unrealized gain on forward foreign currency contracts and other
   assets and liabilities denominated in foreign currencies                        812
---------------------------------------------------------------------------------------
     Total net assets                                                     $162,046,153
=======================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $111,667,460/12,908,309 shares)                       $       8.65
  Class B (based on $21,652,120/2,515,167 shares)                         $       8.61
  Class C (based on $9,071,283/1,050,596 shares)                          $       8.63
  Class Y (based on $19,655,290/2,271,050 shares)                         $       8.65
MAXIMUM OFFERING PRICE:
  Class A ($8.65 [divided by] 95.5%)                                      $       9.06
=======================================================================================

The accompanying notes are an integral part of these financial statements.

                   Pioneer Classic Balanced Fund | Annual Report | 7/31/08    35

Statement of Operations

For the Year Ended 7/31/08



INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $39,420)                      $   4,449,427
  Interest                                                                      4,508,447
  Income from securities loaned, net                                               47,790
----------------------------------------------------------------------------------------------------------
     Total investment income                                                                  $  9,005,664
----------------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                           $   1,335,339
  Transfer agent fees and expenses
   Class A                                                                        375,947
   Class B                                                                         89,322
   Class C                                                                         33,535
   Class Y                                                                            886
  Distribution fees
   Class A                                                                        359,413
   Class B                                                                        265,894
   Class C                                                                        109,919
  Administrative fees                                                              46,223
  Custodian fees                                                                   29,038
  Registration fees                                                                61,418
  Professional fees                                                                66,421
  Printing expense                                                                 59,331
  Fees and expenses of nonaffiliated trustees                                       3,812
  Miscellaneous                                                                    23,639
----------------------------------------------------------------------------------------------------------
     Total expenses                                                                           $  2,860,137
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                                                (211,060)
     Less fees paid indirectly                                                                     (14,495)
----------------------------------------------------------------------------------------------------------
     Net expenses                                                                             $  2,634,582
----------------------------------------------------------------------------------------------------------
       Net investment income                                                                  $  6,371,082
----------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized loss on investments                                                            $ (8,183,370)
----------------------------------------------------------------------------------------------------------
  Change in net unrealized gain (loss) on:
   Investments                                                              $ (12,705,418)
   Forward foreign currency contracts and other assets and liabilities
     denominated in foreign currencies                                                812     $(12,704,606)
----------------------------------------------------------------------------------------------------------
  Net loss on investments and foreign currency transactions                                   $(20,887,976)
----------------------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                                        $(14,516,894)
==========================================================================================================

The accompanying notes are an integral part of these financial statements.

36    Pioneer Classic Balanced Fund | Annual Report | 7/31/08

Statement of Changes in Net Assets

For the Years Ended 7/31/08 and 7/31/07, respectively



                                                                 Year Ended          Year Ended
                                                                  7/31/08             7/31/07
FROM OPERATIONS:
Net investment income                                           $  6,371,082        $  6,558,230
Net realized gain (loss) on investments and foreign currency
  transactions                                                    (8,183,370)         23,891,403
Change in net unrealized loss on investments and foreign
  currency transactions                                          (12,704,606)        (13,096,764)
-------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     operations                                                 $(14,516,894)       $ 17,352,869
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.33 and $0.38 per share, respectively)            $ (4,951,865)       $ (4,527,443)
   Class B ($0.23 and $0.29 per share, respectively)                (626,479)           (700,755)
   Class C ($0.25 and $0.30 per share, respectively)                (284,628)           (200,838)
   Class Y ($0.36 and $0.43 per share, respectively)                (855,391)         (1,135,941)
Net realized gain:
   Class A ($1.14 and $1.11 per share, respectively)             (16,732,345)         (6,648,458)
   Class B ($1.14 and $1.11 per share, respectively)              (3,009,827)         (1,992,047)
   Class C ($1.14 and $1.11 per share, respectively)              (1,247,288)           (120,925)
   Class Y ($1.14 and $1.11 per share, respectively)              (2,912,359)         (2,926,098)
-------------------------------------------------------------------------------------------------
     Total distributions to shareowners                         $(30,620,182)       $(18,252,505)
-------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                $ 23,591,402        $ 33,641,255
Shares issued in reorganization                                            -         117,722,034
Reinvestment of distributions                                     28,280,391          17,056,589
Cost of shares repurchased                                       (77,477,196)        (51,995,942)
-------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     Fund share transactions                                    $(25,605,403)       $116,423,936
-------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                        $(70,742,479)       $115,524,300
NET ASSETS:
Beginning of year                                                232,788,632         117,264,332
-------------------------------------------------------------------------------------------------
End of year                                                     $162,046,153        $232,788,632
-------------------------------------------------------------------------------------------------
Undistributed net investment income                             $    201,870        $    393,288
-------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                   Pioneer Classic Balanced Fund | Annual Report | 7/31/08    37

                                     '08 Shares        '08 Amount         '07 Shares        '07 Amount
Class A
Shares sold                             1,607,889     $ 15,737,531           2,092,219     $23,048,504
Shares issued in reorganization                --               --           8,312,275      87,611,379
Reinvestment of distributions           2,080,231       20,439,096           1,005,215      10,743,583
Shares converted from
Investor class                                 --               --             732,293       7,835,544
Less shares repurchased                (5,912,743)     (56,073,896)         (2,968,859)    (32,683,447)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)             (2,224,623)    $(19,897,269)          9,173,143     $96,555,563
=======================================================================================================
Class B
Shares sold                               282,910     $  2,763,901             359,285     $ 3,940,256
Shares issued in reorganization                --               --           1,252,722      13,141,055
Reinvestment of distributions             328,262        3,206,657             230,810       2,445,193
Less shares repurchased                  (877,852)      (8,488,277)           (863,392)     (9,376,613)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)               (266,680)    $ (2,517,719)            979,425     $10,149,891
=======================================================================================================
Class C
Shares sold                               300,970     $  2,953,573             372,563     $ 4,101,441
Shares issued in reorganization                --               --             871,863       9,189,436
Reinvestment of distributions             139,725        1,371,466              25,963         279,639
Less shares repurchased                  (482,478)      (4,615,208)           (216,044)     (2,365,488)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                (41,783)    $   (290,169)          1,054,345     $11,205,028
=======================================================================================================
Investor Class
Shares issued in reorganization                --     $         --             738,156     $ 7,780,164
Shares converted to Class A                    --               --            (732,227)     (7,835,544)
Less shares repurchased                        --               --              (5,929)        (63,016)
-------------------------------------------------------------------------------------------------------
   Net decrease                                --     $         --                  --     $  (118,396)
=======================================================================================================
Class Y
Shares sold                               223,205     $  2,136,397             231,458     $ 2,551,054
Reinvestment of distributions             331,628        3,263,172             337,943       3,588,174
Less shares repurchased                  (853,629)      (8,299,815)           (684,452)     (7,507,378)
-------------------------------------------------------------------------------------------------------
   Net decrease                          (298,796)    $ (2,900,246)           (115,051)    $(1,368,150)
=======================================================================================================

The accompanying notes are an integral part of these financial statements.

38    Pioneer Classic Balanced Fund | Annual Report | 7/31/08

Financial Highlights

                                                                                            Year Ended    Year Ended
                                                                                              7/31/08       7/31/07
Class A
Net asset value, beginning of period                                                         $  10.80     $  11.19
---------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                                       $   0.31     $   0.37
 Net realized and unrealized gain (loss) on investments and foreign currency transactions       (0.99)        0.73
---------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                         $  (0.68)    $  1.10
Distributions to shareowners:
 Net investment income                                                                          (0.33)       (0.38)
 Net realized gain                                                                              (1.14)       (1.11)
---------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                          $  (1.47)    $  (1.49)
---------------------------------------------------------------------------------------------------------------------
Capital Contributions                                                                        $     --     $     --
---------------------------------------------------------------------------------------------------------------------
Redemption Fee                                                                               $     --     $     --
---------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                   $  (2.15)    $  (0.39)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                               $   8.65     $  10.80
=====================================================================================================================
Total return*                                                                                   (7.52)%      10.42%
Ratio of net expenses to average net assets+                                                     1.17%        1.16%
Ratio of net investment income to average net assets+                                            3.22%        3.29%
Portfolio turnover rate                                                                            50%          64%
Net assets, end of period (in thousands)                                                     $111,667     $163,391
Ratios with no waiver of fees and assumption of expenses by Advisor and no reduction for fees
 paid indirectly:
 Net expenses                                                                                    1.30%         1.25%
 Net investment income                                                                           3.09%         3.20%
Ratios with waiver of fees and assumption of expenses by Advisor and reduction for fees paid indirectly:
 Net expenses                                                                                    1.16%         1.16%
 Net investment income                                                                           3.23%         3.29%
---------------------------------------------------------------------------------------------------------------------


                                                                                          Year Ended    Year Ended   Year Ended
                                                                                           7/31/06 (b)    7/31/05      7/31/04
Class A
Net asset value, beginning of period                                                       $  13.05      $   12.10    $   11.37
---------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                                     $   0.31      $    0.22    $    0.20
 Net realized and unrealized gain (loss) on investments and foreign currency transactions      0.51           1.01         0.75
---------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                       $   0.82      $    1.23    $   0.95
Distributions to shareowners:
 Net investment income                                                                        (0.29)         (0.25)       (0.22)
 Net realized gain                                                                            (2.39)         (0.03)          --
---------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                        $  (2.68)     $   (0.28)    $  (0.22)
---------------------------------------------------------------------------------------------------------------------------------
Capital Contributions                                                                      $     --      $    0.00(a) $      --
---------------------------------------------------------------------------------------------------------------------------------
Redemption Fee                                                                             $     --      $      --    $    0.00(a)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                 $  (1.86)     $    0.95    $    0.73
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                             $  11.19      $   13.05    $   12.10
=================================================================================================================================
Total return*                                                                                  7.52%         10.33%        8.36%
Ratio of net expenses to average net assets+                                                   1.24%          1.34%        1.32%
Ratio of net investment income to average net assets+                                          2.65%          1.77%        1.64%
Portfolio turnover rate                                                                         115%            70%          19%
Net assets, end of period (in thousands)                                                   $ 66,691      $ 107,147    $  90,369
Ratios with no waiver of fees and assumption of expenses by Advisor and no reduction for fees
 paid indirectly:
 Net expenses                                                                                  1.24%          1.39%        1.41%
 Net investment income                                                                         2.65%          1.72%        1.55%
Ratios with waiver of fees and assumption of expenses by Advisor and reduction for fees paid indirectly:
 Net expenses                                                                                  1.24%          1.34%        1.32%
 Net investment income                                                                         2.65%          1.77%        1.64%
---------------------------------------------------------------------------------------------------------------------------------

(a)  Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Classic Balanced Fund | Annual Report | 7/31/08  39

                                                                                            Year Ended    Year Ended
                                                                                            7/31/08       7/31/07
Class B
Net asset value, beginning of period                                                        $ 10.74       $ 11.14
-------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                                      $  0.23       $  0.28
 Net realized and unrealized gain (loss) on investments and foreign currency transactions     (0.99)         0.72
-------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                        $ (0.76)      $  1.00
Distributions to shareowners:
 Net investment income                                                                        (0.23)        (0.29)
 Net realized gain                                                                            (1.14)        (1.11)
-------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                         $ (1.37)      $ (1.40)
-------------------------------------------------------------------------------------------------------------------
Capital Contributions                                                                       $    --       $    --
-------------------------------------------------------------------------------------------------------------------
Redemption Fee                                                                              $    --       $    --
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                  $ (2.13)      $ (0.40)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                              $  8.61       $ 10.74
===================================================================================================================
Total return*                                                                                 (8.33)%        9.47%
Ratio of net expenses to average net assets+                                                   2.07%         2.07%
Ratio of net investment income to average net assets+                                          2.31%         2.36%
Portfolio turnover rate                                                                          50%           64%
Net assets, end of period (in thousands)                                                    $21,652       $29,871
Ratios with no waiver of fees and assumption of expenses by Advisor and no reduction for fees
 paid indirectly:
 Net expenses                                                                                  2.13%         2.09%
 Net investment income                                                                         2.25%         2.34%
Ratios with waiver of fees and assumption of expenses by Advisor and reduction for fees paid indirectly:
 Net expenses                                                                                  2.06%         2.06%
 Net investment income                                                                         2.32%         2.37%
-------------------------------------------------------------------------------------------------------------------



                                                                                            Year Ended    Year Ended
                                                                                            7/31/06 (b)   7/31/05
Class B
Net asset value, beginning of period                                                        $ 13.00       $ 12.07
--------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                                      $  0.20       $  0.13
 Net realized and unrealized gain (loss) on investments and foreign currency transactions      0.52          0.99
--------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                        $  0.72       $  1.12
Distributions to shareowners:
 Net investment income                                                                        (0.19)        (0.16)
 Net realized gain                                                                            (2.39)        (0.03)
--------------------------------------------------------------------------------------------------------------------
Total Distributions                                                                         $ (2.58)      $ (0.19)
--------------------------------------------------------------------------------------------------------------------
Capital Contributions                                                                       $    --       $  0.00(a)
--------------------------------------------------------------------------------------------------------------------
Redemption Fee                                                                              $    --       $    --
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                  $ (1.86)      $  0.93
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                              $ 11.14       $ 13.00
====================================================================================================================
Total return*                                                                                  6.56%         9.40%
Ratio of net expenses to average net assets+                                                   2.17%         2.09%
Ratio of net investment income to average net assets+                                          1.75%         1.04%
Portfolio turnover rate                                                                         115%           70%
Net assets, end of period (in thousands)                                                    $20,076       $25,270
Ratios with no waiver of fees and assumption of expenses by Advisor and no reduction for fees
 paid indirectly:
 Net expenses                                                                                  2.17%         2.16%
 Net investment income                                                                         1.75%         0.97%
Ratios with waiver of fees and assumption of expenses by Advisor and reduction for fees paid indirectly:
 Net expenses                                                                                  2.17%         2.09%
 Net investment income                                                                         1.75%         1.04%
--------------------------------------------------------------------------------------------------------------------



                                                                                             Year Ended
                                                                                             7/31/04
Class B
Net asset value, beginning of period                                                         $ 11.34
------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                                       $  0.11
 Net realized and unrealized gain (loss) on investments and foreign currency transactions       0.75
------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                         $  0.86
Distributions to shareowners:
 Net investment income                                                                         (0.13)
 Net realized gain                                                                                --
------------------------------------------------------------------------------------------------------
Total Distributions                                                                          $ (0.13)
------------------------------------------------------------------------------------------------------
Capital Contributions                                                                        $    --
------------------------------------------------------------------------------------------------------
Redemption Fee                                                                               $  0.00(a)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                   $  0.73
------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                               $ 12.07
======================================================================================================
Total return*                                                                                   7.59%
Ratio of net expenses to average net assets+                                                    2.07%
Ratio of net investment income to average net assets+                                           0.89%
Portfolio turnover rate                                                                           19%
Net assets, end of period (in thousands)                                                     $24,755
Ratios with no waiver of fees and assumption of expenses by Advisor and no reduction for fees
 paid indirectly:
 Net expenses                                                                                   2.16%
 Net investment income                                                                          0.80%
Ratios with waiver of fees and assumption of expenses by Advisor and reduction for fees paid indirectly:
 Net expenses                                                                                   2.07%
 Net investment income                                                                          0.89%
------------------------------------------------------------------------------------------------------

(a)  Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

40  Pioneer Classic Balanced Fund | Annual Report | 7/31/08

                                                      Year          Year          9/23/05 (a)
                                                      Ended         Ended         to
                                                      7/31/08       7/31/07       7/31/06
 Class C
 Net asset value, beginning of period                 $   10.79     $  11.19      $  12.86
------------------------------------------------------------------------------------------
 Increase from investment operations:
  Net investment income                               $    0.22     $   0.29      $   0.18
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                          (0.99)        0.72          0.73
------------------------------------------------------------------------------------------
    Net increase (decrease) from investment
      operations                                      $   (0.77)    $   1.01      $   0.91
 Distributions to shareowners:
  Net investment income                                   (0.25)       (0.30)        (0.19)
  Net realized gain                                       (1.14)       (1.11)        (2.39)
------------------------------------------------------------------------------------------
 Net decrease in net asset value                      $   (2.16)    $  (0.40)     $  (1.67)
------------------------------------------------------------------------------------------
 Net asset value, end of period                       $    8.63     $  10.79      $  11.19
==========================================================================================
 Total return*                                            (8.40)%       9.54%         8.21%(b)
 Ratio of net expenses to average net assets+              2.07%        2.06%         2.00%**
 Ratio of net investment income to average net
  assets+                                                  2.32%        2.41%         1.55%**
 Portfolio turnover rate                                     50%          64%          115%
 Net assets, end of period (in thousands)             $   9,071     $ 11,784      $    426
 Ratios with no waiver of fees and assumption of
  expenses by Advisor and no reduction for fees
  paid indirectly:
  Net expenses                                             2.10%        2.10%         2.00%**
  Net investment income                                    2.29%        2.37%         1.55%**
 Ratios with waiver of fees and assumption of
  expenses by Advisor and reduction for fees
  paid indirectly:
  Net expenses                                             2.06%        2.06%         2.00%**
  Net investment income                                    2.32%        2.41%         1.55%**
==========================================================================================

(a)  Class C shares were first publicly offered on September 23, 2005.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

                   Pioneer Classic Balanced Fund | Annual Report | 7/31/08    41


                                                                                              Year Ended    Year Ended
                                                                                              7/31/08       7/31/07
Class Y
Net asset value, beginning of period                                                          $ 10.80       $ 11.20
-------------------------------------------------------------------------------------------------------------------
Increase decrease from investment operations:
 Net investment income                                                                        $  0.36       $  0.40
 Net realized and unrealized gain (loss) on investments and foreign currency transactions       (1.01)         0.74
-------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                          $ (0.65)      $  1.14
Distributions to shareowners:
 Net investment income                                                                          (0.36)        (0.43)
 Net realized gain                                                                              (1.14)        (1.11)
-------------------------------------------------------------------------------------------------------------------
Total distributions                                                                           $ (1.50)      $ (1.54)
-------------------------------------------------------------------------------------------------------------------
Capital Contributions                                                                         $    --       $    --
-------------------------------------------------------------------------------------------------------------------
Redemption fee                                                                                $    --       $    --
-------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                    $ (2.15)      $ (0.40)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                $  8.65       $ 10.80
===================================================================================================================
Total return*                                                                                   (7.25)%       10.82%
Ratio of net expenses to average net assets+                                                     0.80%         0.80%
Ratio of net investment income to average net assets+                                            3.57%         3.61%
Portfolio turnover rate                                                                            50%           64%
Net assets, end of period (in thousands)                                                      $19,655       $27,743
Ratios with no waiver of fees and assumption of expenses by Advisor and no reduction for fees
 paid indirectly:
 Net expenses                                                                                    0.80%         0.80%
 Net investment income                                                                           3.57%         3.61%
Ratios with waiver of fees and assumption of expenses by Advisor and reduction for fees paid indirectly:
 Net expenses                                                                                    0.80%         0.80%
 Net investment income                                                                           3.57%         3.61%
-------------------------------------------------------------------------------------------------------------------



                                                                                              Year Ended    Year Ended
                                                                                              7/31/06 (b)   7/31/05
Class Y
Net asset value, beginning of period                                                          $ 13.05       $ 12.11
----------------------------------------------------------------------------------------------------------------------
Increase decrease from investment operations:
 Net investment income                                                                        $  0.79       $  0.24
 Net realized and unrealized gain (loss) on investments and foreign currency transactions        0.07          1.00
----------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                          $  0.86       $  1.24
Distributions to shareowners:
 Net investment income                                                                          (0.32)        (0.27)
 Net realized gain                                                                              (2.39)        (0.03)
----------------------------------------------------------------------------------------------------------------------
Total distributions                                                                           $ (2.71)      $ (0.30)
----------------------------------------------------------------------------------------------------------------------
Capital Contributions                                                                         $    --       $  0.00(a)
----------------------------------------------------------------------------------------------------------------------
Redemption fee                                                                                $  0.00(a)    $    --
----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                    $ (1.85)      $  0.94
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                $ 11.20       $ 13.05
======================================================================================================================
Total return*                                                                                    7.89%        10.40%
Ratio of net expenses to average net assets+                                                     0.92%         1.19%
Ratio of net investment income to average net assets+                                            2.99%         1.95%
Portfolio turnover rate                                                                           115%           70%
Net assets, end of period (in thousands)                                                      $30,072       $52,762
Ratios with no waiver of fees and assumption of expenses by Advisor and no reduction for fees
 paid indirectly:
 Net expenses                                                                                    0.92%         1.29%
 Net investment income                                                                           2.99%         1.85%
Ratios with waiver of fees and assumption of expenses by Advisor and reduction for fees paid indirectly:
 Net expenses                                                                                    0.92%         1.19%
 Net investment income                                                                           2.99%         1.95%
----------------------------------------------------------------------------------------------------------------------



                                                                                              Year Ended
                                                                                              7/31/04
Class Y
Net asset value, beginning of period                                                          $ 11.38
----------------------------------------------------------------------------------------------------
Increase decrease from investment operations:
 Net investment income                                                                        $  0.22
 Net realized and unrealized gain (loss) on investments and foreign currency transactions        0.75
----------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                                          $  0.97
Distributions to shareowners:
 Net investment income                                                                          (0.24)
 Net realized gain                                                                                 --
----------------------------------------------------------------------------------------------------
Total distributions                                                                           $ (0.24)
----------------------------------------------------------------------------------------------------
Capital Contributions                                                                         $    --
----------------------------------------------------------------------------------------------------
Redemption fee                                                                                $    --
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                                                    $  0.73
----------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                $ 12.11
====================================================================================================
Total return*                                                                                    8.52%
Ratio of net expenses to average net assets+                                                     1.17%
Ratio of net investment income to average net assets+                                            1.80%
Portfolio turnover rate                                                                            19%
Net assets, end of period (in thousands)                                                      $59,080
Ratios with no waiver of fees and assumption of expenses by Advisor and no reduction for fees
 paid indirectly:
 Net expenses                                                                                    1.31%
 Net investment income                                                                           1.66%
Ratios with waiver of fees and assumption of expenses by Advisor and reduction for fees paid indirectly:
 Net expenses                                                                                    1.17%
 Net investment income                                                                           1.80%
----------------------------------------------------------------------------------------------------

(a)  Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

42  Pioneer Classic Balanced Fund | Annual Report | 7/31/08

Notes to Financial Statements | 7/31/08

1. Organization and Significant Accounting Policies

Pioneer Classic Balanced Fund (the Fund), is one of four portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the AmSouth Balanced Fund. The Fund's investment objective is to seek capital growth and current income through a diversified portfolio of equity securities and bonds.

The Fund offers four classes of shares -- Class A, Class B, Class C and Class Y shares. Class C shares were first publicly offered on September 23, 2005. On December 10, 2006, as planned, Investor Class shares converted to Class A shares. Each class of shares represent an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain and losses on investments during the reporting year. Actual results could differ from those estimates.

The Fund invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. The Fund's prospectuses contain information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's risks.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:


                   Pioneer Classic Balanced Fund | Annual Report | 7/31/08    43

A.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
     (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, debt securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. The Fund may also use the fair value of a security including a non-U.S. security when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. At July 31, 2008, there were no securities fair valued. Temporary cash investments are valued at cost which approximates market value.

     Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis. All discounts/premiums on debt securities are accreted/ amortized into interest income for financial reporting purposes.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.   Forward Foreign Currency Contracts

     The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies


44    Pioneer Classic Balanced Fund | Annual Report | 7/31/08
     relative to the U.S. dollar. At July 31, 2008, the Fund had no outstanding portfolio hedges or forward currency settlement contracts.

C.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years prior to 2004 are closed (not subject to examination by tax authorities) due to the expiration of statute of limitations; all other tax years are open.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     At July 31, 2008, the Fund has reclassified $155,863 to increase undistributed net investment income and $155,863 to decrease accumulated net realized loss on investments, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.

     The Fund has elected to defer $10,465,060 in capital losses recognized between November 1, 2007 and July 31, 2008 to its fiscal year ending July 31, 2009.

     The tax character of current year distributions will be determined at the end of the Fund's fiscal year. The tax character of distributions paid during the years ended July 31, 2008 and July 31, 2007 were as follows:


                                                 2008                       2007
   Distributions paid from:
   Ordinary income                        $ 7,435,190                $12,259,357
   Long-term capital gain                  23,184,992                  5,993,148
--------------------------------------------------------------------------------
     Total                                $30,620,182                $18,252,505
================================================================================

                   Pioneer Classic Balanced Fund | Annual Report | 7/31/08    45

     The following shows the components of distributable earnings on a federal income tax basis at July 31, 2008:


                                                                            2008
   Distributable Earnings:
   Undistributed ordinary income                                   $     303,106
   Undistributed long-term gain                                           22,143
   Current year dividend payable                                          (8,335)
   Current year post October loss deferred                           (10,465,060)
   Unrealized depreciation                                            (4,087,360)
--------------------------------------------------------------------------------
     Total                                                         $ (14,235,506)
--------------------------------------------------------------------------------

     The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash-sales, interest accruals on preferred stocks, REIT holdings and the tax treatment of premium and amortization.

D.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned subsidiary of UniCredit S.p.A. (UniCredit), earned $15,854 in underwriting commissions on the sale of Class A shares during the year ended July 31, 2008.

E.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares are not subject to a distribution plan. Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution expense rates.


46    Pioneer Classic Balanced Fund | Annual Report | 7/31/08

F.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

G.   Securities Lending

     The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors, with the Fund's custodian acting as the lending agent. When entering into a loan, the Fund receives collateral, which is maintained by the custodian and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral which is required to be at least 102%, at all times, of the fair value of the securities loaned. The amount of the collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreements to recover the securities from the borrower on demand. The Fund invests cash collateral in cash equivalent investments. Securities lending collateral is managed by Credit Suisse.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.65% of the Fund's average daily net assets up to $1 billion; 0.60% of the next $4 billion and 0.55% of the excess over $5 billion. The management fee was equivalent to 0.65% of the average daily net assets for the period.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $10,356 in management fees, administrative costs and certain other services payable to PIM at July 31, 2008.


                   Pioneer Classic Balanced Fund | Annual Report | 7/31/08    47

3. Transfer Agent

Since the reorganization, PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $48,524 in transfer agent fees payable to PIMSS at July 31, 2008.

4. Distribution Plans

The Fund adopted Plans of Distribution with respect to Class A, Class B, and Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Currently under the Class A Plan, PFD is reimbursed for distribution expenses in an amount up to 0.25% of the average daily net assets attributable to Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,617 in distribution fees payable to PFD at July 31, 2008.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended July 31, 2008, CDSCs in the amount of $62,566 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended July 31, 2008, the Fund's expenses were reduced by $14,495 under such arrangements.

6. Merger Information

On November 9, 2006, beneficial owners of Pioneer Balanced Fund approved a proposed Agreement and Plan of Reorganization that provided for the merger listed below. This tax-free reorganization was accomplished on November 10, 2006 ("Closing Date"), by exchanging all of Pioneer Balanced Fund's net assets in Class A, Class B, Class C and Investor Class for Pioneer Classic Balanced Fund's shares, based on Pioneer Classic Balanced Fund's Class A, Class B,


48    Pioneer Classic Balanced Fund | Annual Report | 7/31/08

Class C and Investor Class shares' ending net asset value, respectively. The following charts show the details of the reorganization as of that Closing
Date:


                           Pioneer                                       Pioneer
                           Classic                Pioneer                Classic
                           Balanced Fund          Balanced Fund          Balanced Fund
                           (Pre-Reorganization)   (Pre-Reorganization)   (Post-Reorganization)
 Net Assets
 Class A                   $ 69,554,880           $ 87,611,379           $157,166,259
 Class B                   $ 20,662,385           $ 13,141,055           $ 33,803,440
 Class C                   $  1,306,317           $  9,189,436           $ 10,495,753
 Investor Class            $         --           $  7,780,164           $  7,780,164
 Class Y                   $ 30,388,422           $         --           $ 30,388,422
-------------------------------------------------------------------------------------
 Total Net Assets          $121,912,004           $117,722,034           $239,634,038
-------------------------------------------------------------------------------------
 Shares Outstanding
 Class A                      6,597,655              8,431,228             14,909,930
 Class B                      1,970,489              1,281,222              3,223,211
 Class C                        123,930                887,683                995,793
 Investor Class                      --                748,717                738,156
 Class Y                      2,882,878                     --              2,882,878
 Shares Issued in
  Reorganization
 Class A                                                                    8,312,275
 Class B                                                                    1,252,722
 Class C                                                                      871,863
 Investor Class                                                               738,156


                                                  Unrealized             Accumulated
                                                  Appreciation On        Loss On
                                                  Closing Date           Closing Date
 Pioneer Balanced Fund                            $16,811,203            $ (1,682,100)
-------------------------------------------------------------------------------------

7. New Pronouncements

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.


                   Pioneer Classic Balanced Fund | Annual Report | 7/31/08    49

ADDITIONAL INFORMATION (unaudited)

For the year ended July 30, 2008, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act (the Act) of 2003. The Fund intends to designate up to the maximum amount of such dividends allowable under the Act, as taxed at a maximum rate of 15%. Complete information will be computed and reported in conjunction with your 2007 form 1099-DIV.

The qualifying percentage of the Fund's ordinary income dividends for the purpose of the corporate dividends received deduction was 47.95%.

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 45.11% and 10.20%, respectively.


50    Pioneer Classic Balanced Fund | Annual Report | 7/31/08

Results of Shareholder Meeting (unaudited)

At a special meeting held on May 13, 2008, and adjourned to June 19, 2008 with respect to certain proposals, shareholders of the Fund were asked to consider the proposals described below. A report of the total votes cast by the Fund's shareholders (or, with respect to certain proposals, by shareholders of Pioneer Series Trust IV, as noted below) follows:


                                                                                        Broker
                                  For                 Withhold         Abstain          Non-Votes
 Proposal 1 -- To elect Trustees*
  John F. Cogan, Jr.              989,958,684.366     740,514.668      127,727.020      0
  Daniel K. Kingsbury             990,054,730.158     644,468.876      127,727.020      0
  David R. Bock                   989,975,686.972     723,512.063      127,727.020      0
  Mary K. Bush                    989,998,674.048     700,524.986      127,727.020      0
  Benjamin M. Friedman            989,970,275.508     728,923.527      127,727.020      0
  Margaret B.W. Graham            990,062,518.307     636,680.727      127,727.020      0
  Thomas J. Perna                 989,966,823.784     732,375.251      127,727.020      0
  Marguerite A. Piret             990,042,016.264     657,182.770      127,727.020      0
  John Winthrop                   989,968,306.668     730,892.366      127,727.020      0


                                                                                        Broker
                                  For                 Against          Abstain          Non-Votes
 Proposal 2 -- To approve an
 amendment to the
 Declaration of Trust*            980,314,022.105     6,070,174.602    877,459.348      3,565,270.000


                                                                                        Broker
                                  For                 Against          Abstain          Non-Votes
 Proposal 3A -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to borrowing
 money                            11,149,721.662      196,484.129      403,542.989      2,385,731.000
 Proposal 3B -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to
 underwriting                     11,244,445.010      186,088.807      319,214.962      2,385,731.000
 Proposal 3C -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to lending       11,310,092.315      159,873.158      279,783.307      2,385,731.000
 Proposal 3D -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to issuing
 senior securities                11,301,789.073      168,390.008      279,569.699      2,385,731.000
 Proposal 3E -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to real estate   11,010,403.304      174,237.263      565,108.214      2,385,731.000

                     Pioneer Classic Balanced Fund | Annual Report | 7/31/08
51

                                                                                        Broker
                                  For                 Against          Abstain          Non-Votes
 Proposal 3F -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to
 commodities                      11,087,564.186      258,233.568      403,951.026      2,385,731.000
 Proposal 3G -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to
 concentration                    10,901,809.649      254,150.479      593,788.652      2,385,731.000
 Proposal 3H -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to
 diversification                  11,321,875.203      140,076.358      287,797.220      2,385,731.000
 Proposal 3I -- To approve
 the conversion of the Fund's
 investment objective from
 fundamental to non-
 fundamental                      11,069,243.891      241,162.863      439,342.026      2,385,731.000


                                                                                        Broker
                                  For                 Against          Abstain          Non-Votes
 Proposal 4 -- To approve an
 Amended and Restated
 Management Agreement
 with PIM                         11,300,897.730      181,118.378      267,732.672      2,385,731.000

* Proposals 1 and 2 were voted on and approved by all series of Pioneer Series Trust IV. Results reported above reflect the combined votes of all series of the Trust.


52    Pioneer Classic Balanced Fund | Annual Report | 7/31/08

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust IV and the Shareowners of Pioneer Classic Balanced Fund:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities of Pioneer Classic Balanced Fund, one of the portfolios constituting Pioneer Series Trust IV (the "Trust"), including the schedule of investments, as of July 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Classic Balanced Fund at July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Boston, Massachusetts
September 12, 2008

                   Pioneer Classic Balanced Fund | Annual Report | 7/31/08    53

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the Fund's investment adviser pursuant to an investment advisory agreement between PIM and the Fund. The Trustees of the Fund, as required by law, determine annually whether to continue the investment advisory agreement for the Fund. In connection with their most recent consideration of the investment advisory agreement for the Fund, the Trustees received and reviewed a substantial amount of information provided by PIM in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for another year.

At a meeting held on January 8, 2008, the Trustees considered whether an amended and restated investment advisory agreement for the Fund should be approved for an initial period ending December 31, 2009. The management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement is the same as the management fee provided in the previously approved investment advisory agreement. Based on their evaluation of the information provided by PIM, including the information provided by PIM in connection with the Trustees' most recent approval of the continuation of the previous investment advisory agreement, the Trustees, including the independent Trustees voting separately, unanimously approved the amended and restated investment advisory agreement. Shareholders of the Fund approved the amended and restated investment advisory agreement at a meeting held on June 19, 2008.

In considering the amended and restated investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the amended and restated investment advisory agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that were provided by PIM to the Fund under the previous investment advisory agreement, and that would continue to be provided by PIM to the Fund under the amended and restated investment advisory agreement, taking into account the investment objective and strategy of the Fund and the information related to


54    Pioneer Classic Balanced Fund | Annual Report | 7/31/08
the Fund provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the amended and restated investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM provided under the previous investment advisory agreement and that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. It was noted that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including officers) as are necessary for the Fund's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement, were satisfactory and consistent with the terms of the amended and restated investment advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the fifth quintile of its Morningstar category for the one year period ended June 30, 2007, in the third quintile of its Morningstar category for the three and five year periods ended June 30, 2007 and in the second quintile of its Morningstar category for the ten year period ended June 30, 2007. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) After discussing the reasons for the Fund's short-term underperformance with PIM, the Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses
The Trustees considered that the management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement would be the same as the management fee to be paid by the Fund under the previously approved investment advisory agreement. The Trustees considered information on the fees and expenses of the Fund in comparison to the management


                   Pioneer Classic Balanced Fund | Annual Report | 7/31/08    55
fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2007 was in the third quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2007 was in the fourth quintile relative to its Strategic Insight peer group and that such expense ratio would have been lower if the contractual expense limitation agreed to by PIM with respect to the Fund was in place for the entire period. It was noted that PIM did not currently manage any accounts with an investment objective and strategies that were similar to the Fund.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Fund's expense ratio was reasonable, taking into account the size of the Fund, the quality of services provided by PIM, the investment performance of the Fund and the contractual expense limitation agreed to by PIM with respect to the Fund.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Fund. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale
The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale.


56    Pioneer Classic Balanced Fund | Annual Report | 7/31/08

The Trustees concluded that, because of the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels, any perceived or potential economies of scale would be shared between PIM and the Fund.

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered that affiliates of PIM serve as the Fund's transfer agent and distributor. The Trustees considered the receipt by PIM and its affiliates of sales loads and payments under Rule 12b-1 plans in respect of the Fund and the other Pioneer funds and the benefits to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees further considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the terms of the amended and restated investment advisory agreement between PIM and the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the amended and restated investment advisory agreement for the Fund.


                   Pioneer Classic Balanced Fund | Annual Report | 7/31/08    57

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees (except Mr. Bock and Dr. Friedman) serves as a trustee of each of the 77 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. Bock serves as Trustee of 76 of the 77 Pioneer Funds and Dr. Friedman serves on 71 of the 77 Pioneer Funds. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.


58    Pioneer Classic Balanced Fund | Annual Report | 7/31/08

Interested Trustees

                                                                                           Position Held
Name and Age                                                                               With the Fund
Interested Trustees:
John F. Cogan, Jr. (82)*                                                                   Chairman of the Board,
                                                                                           Trustee and President
-------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (49)*                                                                  Trustee and Executive
                                                                                           Vice President
-------------------------------------------------------------------------------------------------------------------


Interested Trustees
                                                                                           Term of Office and
Name and Age                                                                               Length of Service
Interested Trustees:
John F. Cogan, Jr. (82)*                                                                   Trustee since 2005.
                                                                                           Serves until a successor
                                                                                           trustee is elected or
                                                                                           earlier retirement or
                                                                                           removal.
----------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (49)*                                                                  Executive Vice President
                                                                                           since 2007. Trustee
                                                                                           since May 2008. Serves
                                                                                           until a successor trustee
                                                                                           is elected or earlier
                                                                                           retirement or removal.
----------------------------------------------------------------------------------------------------------------------


Interested Trustees

                                                                                                 Other Directorships
Name and Age                 Principal Occupation During Past Five Years                         Held by this Trustee
John F. Cogan, Jr. (82)*     Deputy Chairman and a Director of Pioneer Global Asset Man-         None
                             agement S.p.A. ("PGAM"); Non-Executive Chairman and a Direc-
                             tor of Pioneer Investment Management USA Inc. ("PIM-USA");
                             Chairman and a Director of Pioneer; Chairman and Director of
                             Pioneer Institutional Asset Management, Inc. (since 2006);
                             Director of Pioneer Alternative Investment Management Limited
                             (Dublin); President and a Director of Pioneer Alternative Invest-
                             ment Management (Bermuda) Limited and affiliated funds;
                             Director of PIOGLOBAL Real Estate Investment Fund (Russia)
                             (until June 2006); Director of Nano-C, Inc. (since 2003); Director of Cole Management Inc. (since 2004); Director of Fiduciary
                             Counseling, Inc.; President and Director of Pioneer Finds Dis-
                             tributor, Inc. ("PFD") (until May 2006); Presidentof all the
                             Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale and
                             Dorr LLP
----------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (49)*    Director, CEO and President of Pioneer Investment Management         None
                             USA Inc. (since February 2007); Director and President of
                             Pioneer Investment Management, Inc. and Pioneer Institutional
                             Asset Management, Inc. (since February 2007); Executive Vice
                             President of all of the Pioneer Funds (since March 2007); Direc-
                             tor of Pioneer Global Asset Management S.p.A. (since April
                             2007); Head of New Markets Division, Pioneer Global Asset Man-
                             agement S.p.A. (2000 - 2007)
----------------------------------------------------------------------------------------------------------------------
*    Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.


                     Pioneer Classic Balanced Fund | Annual Report | 7/31/08
59

Independent Trustees

                     Position Held   Term of Office and
Name and Age         With the Fund   Length of Service
David R. Bock (64)   Trustee         Trustee since 2005.
                                     Serves until a successor
                                     trustee is elected or
                                     earlier retirement or
                                     removal.
---------------------------------------------------------------
Mary K. Bush (60)    Trustee         Trustee since 2005.
                                     Serves until a successor
                                     trustee is elected or
                                     earlier retirement or
                                     removal.
---------------------------------------------------------------


                                                                                          Other Directorships
Name and Age         Principal Occupation During Past Five Years                          Held by this Trustee
David R. Bock (64)   Executive Vice President and Chief Financial Officer, I-trax, Inc.   Director of Enterprise Com-
                     (publicly traded health care services company) (2004 - 2007);        munity Investment, Inc.
                     Partner, Federal City Capital Advisors (boutique merchant bank)      (privately-held affordable
                     (1997 to 2004 and 2008 - present); and Executive Vice Presi-         housing finance company);
                     dent and Chief Financial Officer, Pedestal Inc. (internet-based      and Director of New York
                     mortgage trading company) (2000 - 2002)                              Mortgage Trust (publicly
                                                                                          traded mortgage REIT)
-------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (60)    President, Bush International, LLC (international financial advi-    Director of Marriott Interna-
                     sory firm)                                                           tional, Inc., Director of Dis-
                                                                                          cover Financial Services
                                                                                          (credit card issuer and elec-
                                                                                          tronic payment services);
                                                                                          Director of Briggs & Stratton
                                                                                          Co. (engine manufacturer);
                                                                                          Director of UAL Corporation
                                                                                          (airline holding company)
                                                                                          Director of Mantech Interna-
                                                                                          tional Corporation (national
                                                                                          security, defense, and intel-
                                                                                          ligence technology firm);
                                                                                          and Member, Board of Gov-
                                                                                          ernors, Investment Company
                                                                                          Institute
-------------------------------------------------------------------------------------------------------------------------

60  Pioneer Classic Balanced Fund | Annual Report | 7/31/08

                            Position Held   Term of Office and
Name and Age                With the Fund   Length of Service
Benjamin M. Friedman (63)   Trustee         Trustee since May,
                                            2008. Serves until a
                                            successor trustee is
                                            elected or earlier retire-
                                            ment or removal
--------------------------------------------------------------------------------
Margaret B.W. Graham (61)   Trustee         Trustee since 2005.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
--------------------------------------------------------------------------------
Thomas J. Perna (57)        Trustee         Trustee since 2006.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (60)    Trustee         Trustee since 2005.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
--------------------------------------------------------------------------------
John Winthrop (72)          Trustee         Trustee since 2005.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
--------------------------------------------------------------------------------


                                                                                               Other Directorships
Name and Age                Principal Occupation During Past Five Years                        Held by this Trustee
Benjamin M. Friedman (63)   Professor, Harvard University                                      Trustee, Mellon Institutional
                                                                                               Funds Investment Trust and
                                                                                               Mellon Institutional Funds
                                                                                               Master Portfolio (oversees
                                                                                               17 portfolios in fund
                                                                                               complex)
--------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (61)   Founding Director, Vice-President and Corporate Secretary, The     None
                            Winthrop Group, Inc. (consulting firm); and Desautels Faculty of
                            Management, McGill University
--------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (57)        Private investor (2004 - present); and Senior Executive Vice       Director of Quadriserv Inc.
                            President, The Bank of New York (financial and securities ser-     (technology products for
                            vices) (1986 - 2004)                                               securities lending industry)
--------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (60)    President and Chief Executive Officer, Newbury, Piret & Company,   Director of New America
                            Inc. (investment banking firm)                                     High Income Fund, Inc.
                                                                                               (closed-end investment
                                                                                               company)
--------------------------------------------------------------------------------------------------------------------------------
John Winthrop (72)          President, John Winthrop & Co., Inc. (private investment firm)     None
--------------------------------------------------------------------------------------------------------------------------------


                     Pioneer Classic Balanced Fund | Annual Report | 7/31/08  61

Fund Officers

                             Positions Held        Length of Service
Name and Age                 With the Trust        and Term of Office
Dorothy E. Bourassa (60)     Secretary             Since 2005. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------------
Christopher J. Kelley (43)   Assistant Secretary   Since 2005. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------------
Mark E. Bradley (48)         Treasurer             Since March 2008.
                                                   Serves at the discretion
                                                   of the Board
--------------------------------------------------------------------------------
Luis I. Presutti (43)        Assistant Treasurer   Since 2005. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------------
Gary Sullivan (50)           Assistant Treasurer   Since 2005. Serves at
                                                   the discretion of the
                                                   Board
--------------------------------------------------------------------------------


Fund Officers
                                                                                                 Other Directorships
Name and Age                 Principal Occupation During Past Five Years                         Held by this Officer
Dorothy E. Bourassa (60)     Secretary of PIM-USA; Senior Vice President - Legal of Pioneer;     None
                             Secretary/Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer Funds since September 2003 (Assistant
                             Secretary from November 2000 to September 2003)
----------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (43)   Associate General Counsel of Pioneer since January 2008 and         None
                             Assistant Secretary of all of the Pioneer Funds since September
                             2003; Vice President and Senior Counsel of Pioneer from July
                             2002 to December 2007
----------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (48)         Vice President -- Fund Accounting, Administration and Controller-   None
                             ship Services of Pioneer; and Treasurer of all of the Pioneer
                             Funds since March 2008; Deputy Treasurer of Pioneer from
                             March 2004 to February 2008; Assistant Treasurer of all of the
                             Pioneer Funds from March 2004 to February 2008; and Treasurer and Senior Vice President, CDC IXIS Asset Management Services
                             from 2002 to 2003
----------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (43)        Assistant Vice President -- Fund Accounting, Administration and     None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------
Gary Sullivan (50)           Fund Accounting Manager -- Fund Accounting, Administration          None
                             and Controllership Services of Pioneer; and Assistant Treasurer of
                             all of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------

62  Pioneer Classic Balanced Fund | Annual Report | 7/31/08

                              Positions Held        Length of Service
Name and Age                  With the Trust        and Term of Office
Katherine Kim Sullivan (34)   Assistant Treasurer   Since 2005. Serves at
                                                    the discretion of the
                                                    Board
--------------------------------------------------------------------------------
Teri W. Anderholm (48)        Chief Compliance      Since January 2007.
                              Officer               Serves at the discretion
                                                    of the Board
--------------------------------------------------------------------------------


                                                                                               Other Directorships
Name and Age                  Principal Occupation During Past Five Years                      Held by this Officer
Katherine Kim Sullivan (34)   Fund Administration Manager - Fund Accounting, Administration    None
                              and Controllership Services since June 2003 and Assistant Trea-
                              surer of all of the Pioneer Funds since September 2003; Assis-
                              tant Vice President - Mutual Fund Operations of State Street
                              Corporation from June 2002 to June 2003 (formerly Deutsche
                              Bank Asset Management)
---------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (48)        Chief Compliance Officer of Pioneer since December 2006 and of   None
                              all the Pioneer Funds since January 2007; Vice President and
                              Compliance Officer, MFS Investment Management (August 2005
                              to December 2006); Consultant, Fidelity Investments (February
                              2005 to July 2005); Independent Consultant (July 1997 to
                              February 2005)
---------------------------------------------------------------------------------------------------------------------

                     Pioneer Classic Balanced Fund | Annual Report | 7/31/08  63

                           This page for your notes.

64    Pioneer Classic Balanced Fund | Annual Report | 7/31/08

                           This page for your notes.

                   Pioneer Classic Balanced Fund | Annual Report | 7/31/08    65

                           This page for your notes.

66    Pioneer Classic Balanced Fund | Annual Report | 7/31/08

                           This page for your notes.

                   Pioneer Classic Balanced Fund | Annual Report | 7/31/08    67

                           This page for your notes.

68    Pioneer Classic Balanced Fund | Annual Report | 7/31/08

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site: pioneerinvestments.com


This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]PIONEER
      Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
pioneerinvestments.com


Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2008 Pioneer Investments 19418-02-0908

Pioneer Government
Income Fund
--------------------------------------------------------------------------------
Annual Report | July 31, 2008
--------------------------------------------------------------------------------


Ticker Symbols:
Class A   AMGEX
Class B   ABGIX
Class C   GOVCX
Class Y   ATGIX

[LOGO]PIONEER
      Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents

Letter to Shareowners                                         2
Portfolio Management Discussion                               4
Portfolio Summary                                             8
Prices and Distributions                                      9
Performance Update                                           10
Comparing Ongoing Fund Expenses                              14
Schedule of Investments                                      16
Financial Statements                                         23
Notes to Financial Statements                                31
Report of Independent Registered Public Accounting Firm      39
Approval of Investment Advisory Agreement                    40
Trustees, Officers and Service Providers                     44


                   Pioneer Government Income Fund | Annual Report | 7/31/08    1

President's Letter

Dear Shareowner,

Staying diversified and keeping your portfolio invested in the markets are two general investment principles that have served investors well over time. They are particularly useful guides to keep in mind today, at a time when markets around the globe are being buffeted by problems in the financial and real estate industries and by concerns about a slowing economy.

After an extended period of steady economic growth with sustained low unemployment and low inflation, the U.S. economy ran into difficulty as 2007 drew to a close. Investors in subprime mortgages were forced to mark down the value of their assets, imperiling leveraged balance sheets. The ensuing credit crunch forced central banks in the United States and Europe to assume the role of "lender of last resort" to keep credit markets functioning. Conditions worsened in the first quarter of 2008, as falling prices, margin calls and deleveraging continued and the auction-rate preferred market seized up. By then, recession talk was widespread as concern grew that falling home prices, rising unemployment, and disruptions in financial markets posed a significant threat to economic growth. In the second quarter of 2008, oil prices increased from roughly $100 to nearly $150, and commodities nearly pushed real estate to second place in the "wall of worry" confronting investors.

Markets reacted poorly to these developments. Treasury bond prices rose as the market underwent a classic "flight to quality" during the period, leading up to the near failure of Bear Stearns, but almost have returned to start-of-year levels. Fixed-income credit spreads (the difference in rates between corporate and U.S. government bonds) widened dramatically, and stock markets fell.

In the 12-month period ending July 31, 2008, the Dow Jones Industrial Average fell 12%, the Standard & Poor's 500 Index fell 11% and the NASDAQ Composite Index fell 9%. The MSCI EAFE Developed Market Index of international stock markets fell 12%, and the MSCI Emerging Markets Index fell 4% during the same period. The U.S. investment-grade bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned 6% over the 12-month period, while the U.S. high-yield bond market, as measured by the Merrill Lynch High Yield Bond Master II Index, fell 1% as the price declines associated with widening of credit spreads more than offset the lower-quality bonds' higher-coupon income.


2    Pioneer Government Income Fund | Annual Report | 7/31/08

While markets have been volatile, economic fundamentals may have turned the corner. Economic growth bottomed in the fourth quarter of 2007 and has accelerated in each of the first two quarters of 2008. Oil prices have fallen from their mid-July peak, and many other commodity prices have softened. Home sales are showing signs of recovering. A recession, although unlikely given strong export markets and relatively low inventory levels in the economy, still is a possibility, given the weakened financial state of the U.S. consumer and the difficulty obtaining credit throughout the United States. Regardless of the exact outcome, we expect growth overall to be muted. On the other hand, the cheap U.S. dollar and substantial fiscal and monetary stimulus are potent supports for the economy. Markets remain volatile, and falling risk tolerances and deleveraging may depress asset prices in the short term, but equity and corporate bond valuations look attractive over a longer time horizon.

Sudden swings in the markets are always to be expected, but they are difficult to time. Maintaining a long-term time horizon, being diversified, and paying attention to asset allocation are important investment principles. As always, we encourage you to work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective and to adhere to a strategic plan rather than letting emotions drive investment decisions.

Respectfully,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                   Pioneer Government Income Fund | Annual Report | 7/31/08    3

Portfolio Management Discussion | 7/31/08

In the following interview, Richard Schlanger, a member of the Pioneer Fixed-Income team, discusses the investment environment and the factors that affected Pioneer Government Income Fund during the 12-month period ended July 31, 2008.

Q    How did the Fund perform during the period?

A For the 12 months ended July 31, 2008, Class A shares of Pioneer Government Income Fund produced a total return of 6.48% at net asset value. The Fund underperformed the 8.62% return of the Lehman Brothers Government Bond Index for the same period and the 6.96% return of the Lehman Brothers Mortgage-Backed Securities Index. The Fund outperformed the average 5.38% return of its peer group of 157 funds for the 12-month period and finished within the top third of its peer group, the Lipper General U.S. Government Funds Category. (Lipper is an independent monitor of mutual fund performance.) At the end of the period, the 30-day SEC yield for Class A shares was 3.83%. The Fund held 348 issues, and the average credit quality of the portfolio was AAA.

     The Fund's relatively small position in high coupon mortgage-backed securities, which outperformed mortgages with lower coupons, was the main reason for the underperformance during the period relative to the benchmarks. We favored mortgages with lower coupons because they had less exposure to prepayment risk in a declining interest-rate environment. The Fund's underweight in Treasuries also held back results.

     Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q    What was the investment environment like during the period?

A The subprime mortgage problem took center stage during the 12 months ended July 31, 2008. As more and more financial institutions took write-downs on their subprime mortgage debt, they triggered a series of events that rocked the financial system. In late 2007 and early 2008, the three largest "monoline" insurers -- Financial Guarantee Insurance Company (FGIC), Municipal Bond Insurance Association (MBIA), and Ambac Financial Group (AMBAC) -- fell into financial distress because they had insured


4 Pioneer Government Income Fund | Annual Report | 7/31/08 structured mortgage products that were tied to defaulting subprime mortgages, causing all three insurers to lose their AAA credit ratings. (A monoline insurer writes only a single line of insurance contracts, such as credit insurance, which is similar to a financial guarantee.) In March, the Federal Reserve orchestrated the acquisition of Bear Stearns by JP Morgan Chase, when the investment bank failed to raise enough capital to cover its debts. In June, investors became concerned that Fannie Mae and Freddie Mac, owners or guarantors of about half of the nation's $12 trillion in mortgages, would become insolvent, absent government intervention. These concerns eased toward the end of the period. In July, California-based IndyMac Bank failed because it could not cover the huge losses it had incurred from defaulted mortgages and a subsequent liquidity squeeze.

     The turmoil in the financial sector led to a seizing up of credit and quick action by the Federal Reserve to inject liquidity into the banking system. On December 11, the Federal Reserve cut the discount rate and took measures to provide liquidity to banks and brokerage firms. (The discount rate is the rate at which banks borrow from the Federal Reserve.) The Federal Reserve also began lowering interest rates; and by July 31, 2008, the Federal funds rate, the rate banks charge each other for loans, was 2.00%.

     Against this backdrop, market participants sought quality and safety above everything else and fled to the Treasury market as a safe haven. This "flight to quality" was particularly dramatic in the first quarter of 2008 during the Bear Stearns/JP Morgan Chase merger. The result of all this was a dramatic steepening of the yield curve. While all yields declined, long-term yields declined much less than intermediate- and short-term yields. (The yield curve shows the relationship between bond yields and maturity lengths.)

Q    How did you manage the Fund in this environment?

A The Fund reduced its position in Treasuries when we felt they had become too rich on a valuation basis. We used the proceeds to invest in other government securities that had a yield advantage over Treasuries. These securities included bonds issued by the Private Export Funding Company, Small Business Administration and Government National Mortgage Association (Ginnie Mae), which are backed by the full faith and credit of the U.S. Government. We also invested in conventional mortgages issued by Fannie Mae and Freddie Mac, which are not backed by the full faith and credit of the U.S. government because they became attractive on a relative valuation basis.

Q    What affected performance during the period?

A The Treasury securities in the portfolio aided performance, especially in the first quarter of 2008 when the biggest wave of investment into Treasuries took place. The position in mortgage securities issued by Ginnie Mae also


                   Pioneer Government Income Fund | Annual Report | 7/31/08    5
     helped boost return, as their government guarantee made them attractive to investors. During the period, Ginnie Maes outperformed conventional securities issued by Fannie Mae and Freddie Mac, which suffered in the face of their problems and need to raise capital. The Fund's yield-curve positioning also aided results. Most of the securities in the portfolio had maturities in the three- to eight-year range, and this part of the yield curve performed the best during the period.

Q    What is your outlook over the next several months?

A We believe the economy will continue to face a number of hurdles. We expect economic growth to remain fairly weak and unemployment to rise. As commodity prices remain stubbornly high, we think inflation will stay above the Federal Reserve's 1%-to-2% comfort level. Given this backdrop, we believe the Fed will deal with economic growth first and inflation later. Therefore, we expect the central bank to keep its target interest rate at 2.00% or lower should the economy slow dramatically.

     Most of the Fund's portfolio is invested in mortgage pass-through securities, an area that is currently receiving little attention from investors partly because of the Fannie Mae/Freddie Mac problem. We think mortgages represent terrific value and expect them to outperform now that the U.S. Treasury has made a commitment to help out Fannie Mae and Freddie Mac, if necessary. Once investors begin to focus on the compelling valuations of mortgage-backed securities, we believe they could provide the Fund with strong returns in the fourth quarter of 2008 and beyond.

     Important Note: On September 7, 2008, the Federal Housing Finance Agency ("FHFA") of the U.S. Government announced that it had been appointed by its Director to be the conservator of the Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). According to the FHFA, the conservatorship is designed to preserve and conserve each enterprise's assets and property and to put each enterprise in a sound and solvent condition. During the conservatorship, each enterprise's operation is expected to continue without interruption. At present, there is no exact time frame as to when this conservatorship may end.

When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. The portfolio may invest in mortgage-backed securities, which,


6    Pioneer Government Income Fund | Annual Report | 7/31/08
during times of fluctuating interest rates, may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


                   Pioneer Government Income Fund | Annual Report | 7/31/08    7

Portfolio Summary | 7/31/08

Portfolio Maturity
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

0-1 year       3.0%
1-3 years     19.9%
3-4 years     32.2%
4-6 years     26.8%
6-8 years     13.9%
8+ years       4.2%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)*

 1.     Federal National Mortgage Association, 4.92%, 7/25/20              5.16%
--------------------------------------------------------------------------------
 2.     Federal National Mortgage Association, 6.3%, 4/25/19               3.35
--------------------------------------------------------------------------------
 3.     Government National Mortgage Association, 5.0%, 11/16/46           2.51
--------------------------------------------------------------------------------
 4.     Federal National Mortgage Association, 5.5%, 1/1/37                2.16
--------------------------------------------------------------------------------
 5.     STARW 1999-C1A A2, 6.92%, 2/3/14                                   2.11
--------------------------------------------------------------------------------
 6.     Freddie Mac, 3.8%, 1/15/18                                         2.11
--------------------------------------------------------------------------------
 7.     Meristar Commercial Mortgage Trust, 8.29%, 3/3/16                  2.08
--------------------------------------------------------------------------------
 8.     Government National Mortgage Association, 5.121%, 12/16/46         2.03
--------------------------------------------------------------------------------
 9.     Federal National Mortgage Association, 5.0%, 2/1/20                1.80
--------------------------------------------------------------------------------
10.     Federal National Mortgage Association, 6.0%, 11/1/34               1.60
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


8    Pioneer Government Income Fund | Annual Report | 7/31/08

Prices and Distributions | 7/31/08

Net Asset Value Per Share
--------------------------------------------------------------------------------

      Class                      7/31/08                     7/31/07
        A                        $ 9.41                      $ 9.24
--------------------------------------------------------------------------------
        B                        $ 9.41                      $ 9.24
--------------------------------------------------------------------------------
        C                        $ 9.42                      $ 9.25
--------------------------------------------------------------------------------
        Y                        $ 9.42                      $ 9.25
--------------------------------------------------------------------------------

Distributions Per Share: 8/1/07-7/31/08
--------------------------------------------------------------------------------

                   Net Investment        Short-Term        Long-Term
      Class            Income          Capital Gains     Capital Gains
        A             $ 0.4235              $ --              $ --
--------------------------------------------------------------------------------
        B             $ 0.3503              $ --              $ --
--------------------------------------------------------------------------------
        C             $ 0.3545              $ --              $ --
--------------------------------------------------------------------------------
        Y             $ 0.4689              $ --              $ --
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------

The Lehman Brothers Government Bond Index, an unmanaged index that measures the performance of the U.S. government bond market. The Lehman Brothers U.S. Mortgage-Backed Securities Index is an unmanaged index including 15- and 30-year fixed rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA). Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the indexes.

The indexes defined here pertain to the "Value of $10,000 Investment" charts on pages 10-13.


                   Pioneer Government Income Fund | Annual Report | 7/31/08    9

Performance Update | 7/31/08                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Government Income Fund at public offering price, compared to that of the Lehman Brothers Government Bond Index and Lehman Brothers U.S. Mortgage-Backed Securities Index.

Average Annual Total Returns
(As of July 31, 2008)
--------------------------------------------------------------------------------
                                         Net Asset      Public Offering
Period                                   Value (NAV)    Price (POP)
--------------------------------------------------------------------------------
10 Years                                 4.62%          4.13%
5 Years                                  3.33           2.39
1 Year                                   6.48           1.64
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2007)
--------------------------------------------------------------------------------
                                         Gross          Net
--------------------------------------------------------------------------------
                                         1.18%          1.18%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                Pioneer              Lehman Brothers        Lehman Brothers
                Government           Government             U.S. Mortgage-Backed
Date            Income Fund          Bond Index             Securities Index
--------------------------------------------------------------------------------
7/31/1998        $ 9,550             $10,000                 $10,000
                 $ 9,796             $10,274                 $10,274
7/31/2000        $10,340             $10,909                 $10,909
                 $11,502             $12,207                 $12,207
7/31/2002        $12,302             $13,256                 $13,256
                 $12,729             $13,844                 $13,844
7/31/2004        $13,029             $14,378                 $14,378
                 $13,381             $15,009                 $15,009
7/31/2006        $13,483             $15,195                 $15,195
                 $14,081             $16,077                 $16,077
7/31/2008        $14,993             $17,462                 $17,462
--------------------------------------------------------------------------------

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.5% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Government Income Fund was created through the reorganization of AmSouth Government Income Fund on September 23, 2005. The performance of the Class A shares of the Fund includes the performance of AmSouth Government Income Fund's Class A shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


10    Pioneer Government Income Fund | Annual Report | 7/31/08

Performance Update | 7/31/08                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Government Income Fund, compared to that of the Lehman Brothers Government Bond Index and Lehman Brothers U.S. Mortgage-Backed Securities Index.

Average Annual Total Returns
(As of July 31, 2008)
--------------------------------------------------------------------------------
                                         If             If
Period                                   Held           Redeemed
--------------------------------------------------------------------------------
 Life-of-Class
 (3/13/00)                               4.14%          4.14%
 5 Years                                 2.56           2.56
 1 Year                                  5.66           1.66
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated December 1, 2007)
--------------------------------------------------------------------------------
                                         Gross          Net
--------------------------------------------------------------------------------
                                         2.00%          1.89%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                Pioneer              Lehman Brothers        Lehman Brothers
                Government           Government             U.S. Mortgage-Backed
Date            Income Fund          Bond Index             Securities Index
--------------------------------------------------------------------------------
3/31/2000       $10,000              $10,000                $10,000
                $10,180              $10,255                $10,255
7/31/2001       $11,235              $11,475                $11,475
                $11,929              $12,461                $12,461
7/31/2003       $12,240              $13,015                $13,015
                $12,434              $13,517                $13,517
7/31/2005       $12,690              $14,110                $14,110
                $12,670              $14,285                $14,285
7/31/2007       $13,142              $15,113                $15,113
7/31/2008       $13,886              $16,415                $16,415
--------------------------------------------------------------------------------

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares continues to be 4% and declines over five years. For more complete information, please see the prospectus for details.

Pioneer Government Income Fund was created through the reorganization of AmSouth Government Income Fund on September 23, 2005. The performance of Class B shares of the Fund includes the performance of AmSouth Government Income Fund's Class B shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The net expense ratio reflects contractual expense limitations currently in effect through December 1, 2009 for Class B shares. There can be no assurance that Pioneer will extend the expense limitations beyond such time. Please see the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


                  Pioneer Government Income Fund | Annual Report | 7/31/08    11

Performance Update | 7/31/08                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Government Income Fund, compared to that of the Lehman Brothers Government Bond Index and Lehman Brothers U.S. Mortgage-Backed Securities Index.

Average Annual Total Returns
(As of July 31, 2008)
--------------------------------------------------------------------------------
                                         If             If
Period                                   Held           Redeemed
--------------------------------------------------------------------------------
 Life-of-Class
 (3/13/00)*                              4.14%          4.14%
 5 Years                                 2.56           2.56
 1 Year                                  5.70           5.70
--------------------------------------------------------------------------------

* Inception date of predecessor fund's Class B shares. Class C shares commenced operations on 9/23/05.

Expense Ratio
(Per prospectus dated December 1, 2007)
--------------------------------------------------------------------------------
                                         Gross          Net
--------------------------------------------------------------------------------
                                         1.92%          1.92%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                Pioneer              Lehman Brothers        Lehman Brothers
                Government           Government             U.S. Mortgage-Backed
Date            Income Fund          Bond Index             Securities Index
--------------------------------------------------------------------------------
3/31/2000       $10,000              $10,000                $10,000
                $10,180              $10,255                $10,255
7/31/2001       $11,235              $11,475                $11,475
                $11,929              $12,461                $12,461
7/31/2003       $12,240              $13,015                $13,015
                $12,434              $13,517                $13,517
7/31/2005       $12,690              $14,110                $14,110
                $12,666              $14,285                $14,285
7/31/2007       $13,140              $15,113                $15,113
7/31/2008       $13,889              $16,415                $16,415
--------------------------------------------------------------------------------

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Pioneer Government Income Fund was created through the reorganization of AmSouth Government Income Fund on September 23, 2005. The performance of the Class C shares is based upon the performance of the Fund's Class B shares as adjusted to reflect sales charges applicable to Class C shares (but not other differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all Funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


12    Pioneer Government Income Fund | Annual Report | 7/31/08

Performance Update | 7/31/08                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Government Income Fund, compared to that of the Lehman Brothers Government Bond Index and Lehman Brothers U.S. Mortgage-Backed Securities Index.

Average Annual Total Returns
(As of July 31, 2008)
--------------------------------------------------------------------------------
                                         If             If
Period                                   Held           Redeemed
--------------------------------------------------------------------------------
10 Years                                 4.87%          4.87%
5 Years                                  3.66           3.66
1 Year                                   6.98           6.98
--------------------------------------------------------------------------------

Expense Ratio
Per prospectus dated December 1, 2007)
--------------------------------------------------------------------------------
                                         Gross          Net
--------------------------------------------------------------------------------
                                         0.75%          0.75%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA IS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                Pioneer              Lehman Brothers        Lehman Brothers
                Government           Government             U.S. Mortgage-Backed
Date            Income Fund          Bond Index             Securities Index
--------------------------------------------------------------------------------
7/31/1998       $10,000              $10,000                $10,000
                $10,272              $10,274                $10,274
7/31/2000       $10,878              $10,909                $10,909
                $12,107              $12,207                $12,207
7/31/2002       $12,969              $13,256                $13,256
                $13,438              $13,844                $13,844
7/31/2004       $13,776              $14,378                $14,378
                $14,183              $15,009                $15,009
7/31/2006       $14,336              $15,195                $15,195
                $15,038              $16,077                $16,077
7/31/2008       $16,087              $17,462                $17,462
--------------------------------------------------------------------------------

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Pioneer Government Income Fund was created through the reorganization of AmSouth Government Income Fund on September 23, 2005. The performance of the Class Y shares of the Fund includes the performance of AmSouth Government Income Fund's Class I shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower. Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.


                  Pioneer Government Income Fund | Annual Report | 7/31/08    13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1) Divide your account value by $1,000 Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Government Income Fund

Based on actual returns from February 1, 2008 through July 31, 2008.

 Share Class                A               B             C              Y
--------------------------------------------------------------------------------
Beginning Account       $1,000.00      $1,000.00      $1,000.00      $1,000.00
Value on 2/1/07
--------------------------------------------------------------------------------
Ending Account Value    $  995.23      $  991.37      $  991.56      $  997.67
on 7/31/08
--------------------------------------------------------------------------------
Expenses Paid           $    5.56      $    9.36      $    9.31      $    3.18
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.12%, 1.89%, 1.88%, and 0.64% for class A, B, C, and Y, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the partial year period).


14    Pioneer Government Income Fund | Annual Report | 7/31/08

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Government Income Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from February 1, 2008 through July 31, 2008.

 Share Class                 A              B              C             Y
--------------------------------------------------------------------------------
Beginning Account       $ 1,000.00     $ 1,000.00     $ 1,000.00     $ 1,000.00
Value on 2/1/08
--------------------------------------------------------------------------------
Ending Account Value    $ 1,019.29     $ 1,015.47     $ 1,015.51     $ 1,021.68
on 7/31/08
--------------------------------------------------------------------------------
Expenses Paid           $     5.62     $     9.47     $     9.42     $     3.22
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.12%, 1.89%, 1.88%, and 0.64% for class A, B, C, and Y, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the partial year period).


                  Pioneer Government Income Fund | Annual Report | 7/31/08    15

Schedule of Investments | 7/31/08

Principal
Amount                                                                          Value
                 ASSET BACKED SECURITIES -- 2.4%
                 UTILITIES -- 1.0%
                 Independent Power Producer & Energy Traders -- 1.0%
$ 1,799,160      New Valley Generation I, 7.299%, 3/15/19                       $  2,041,147
                                                                                ------------
                 Total Utilities                                                $  2,041,147
--------------------------------------------------------------------------------------------
                 GOVERNMENT -- 1.4%
                 Government -- 1.4%
    962,582      Small Business Administration Participation, 6.14%, 1/1/22     $    988,786
  1,595,000      Small Business Administration Participation, 5.37%, 4/1/28        1,576,226
                                                                                ------------
                 Total Government                                               $  2,565,012
--------------------------------------------------------------------------------------------
                 TOTAL ASSET BACKED SECURITIES
                 (Cost $4,603,050)                                              $  4,606,159
--------------------------------------------------------------------------------------------
                 COLLATERALIZED MORTGAGE OBLIGATIONS -- 20.7%
                 BANKS -- 0.5%
                 Thrifts & Mortgage Finance -- 0.5%
    980,785      Vendee Mortgage Trust, 5.25%, 1/15/32                          $    976,494
                                                                                ------------
                 Total Banks                                                    $    976,494
--------------------------------------------------------------------------------------------
                 DIVERSIFIED FINANCIALS -- 7.0%
                 Investment Banking & Brokerage -- 1.7%
  1,171,692      Morgan Stanley Dean Witter, 7.145%, 9/3/15                     $  1,217,569
  2,000,000      Morgan Stanley Dean Witter, 7.468%, 9/3/15                        2,144,912
                                                                                ------------
                                                                                $  3,362,481
--------------------------------------------------------------------------------------------
                 Diversified Financial Services -- 5.3%
  3,800,000      Meristar Commercial Mortgage Trust, 8.29%, 3/3/16              $  3,999,811
    115,000      Morgan Stanley Dean Witter Capital I, 7.892%, 9/3/15                124,306
  2,068,024      Small Business Administration Participation Certificates,
                 4.84%, 5/1/25                                                     1,974,459
  4,000,000      STARW 1999-C1A A2, 6.92%, 2/3/14                                  4,070,926
                                                                                ------------
                                                                                $ 10,169,502
                                                                                ------------
                 Total Diversified Financials                                   $ 13,531,983
--------------------------------------------------------------------------------------------
                 GOVERNMENT -- 13.2%
                 Government -- 13.2%
    136,082      Federal National Mortgage Association, 4.375%, 4/15/15         $    135,573
 10,000,000      Federal National Mortgage Association, 4.92%, 7/25/20             9,935,312
  1,612,083      Federal National Mortgage Association, 5.5%, 12/15/19             1,637,804
  1,526,556      Federal National Mortgage Association, 6.0%, 12/15/21             1,562,783
  6,398,539      Federal National Mortgage Association, 6.3%, 4/25/19              6,446,819
  1,080,000      Federal National Mortgage Association, 6.52%, 7/25/16             1,122,831
  4,300,000      Freddie Mac, 3.8%, 1/15/18                                        4,069,537

The accompanying notes are an integral part of these financial statements.


16    Pioneer Government Income Fund | Annual Report | 7/31/08

Principal
Amount                                                                          Value
                 Government -- (continued)
$   750,000      Government National Mortgage Association, 4.5%, 7/20/34        $    739,852
                                                                                ------------
                                                                                $ 25,650,511
                                                                                ------------
                 Total Government                                               $ 25,650,511
--------------------------------------------------------------------------------------------
                 TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                 (Cost $40,480,816)                                             $ 40,158,988
--------------------------------------------------------------------------------------------
                 CORPORATE BONDS -- 4.7%
                 BANKS -- 1.8%
                 Diversified Banks -- 1.8%
  2,500,000      Freddie Mac GTD, 5.125%, 4/19/17 (144A)                        $  2,568,000
  1,000,000      Inter-American Development, 4.75%, 10/19/12                       1,032,330
                                                                                ------------
                                                                                $  3,600,330
                                                                                ------------
                 Total Banks                                                    $  3,600,330
--------------------------------------------------------------------------------------------
                 DIVERSIFIED FINANCIALS -- 2.6%
                 Specialized Finance -- 2.6%
  2,425,000      Private Export Funding, 4.55%, 5/15/15                         $  2,429,423
  2,500,000      Private Export Funding, 4.974%, 8/15/13                           2,587,695
                                                                                ------------
                                                                                $  5,017,118
                                                                                ------------
                 Total Diversified Financials                                   $  5,017,118
--------------------------------------------------------------------------------------------
                 UTILITIES -- 0.3%
                 Independent Power Producer & Energy Traders -- 0.3%
    619,684      New Valley Generation V, 4.929%, 1/15/21                       $    599,358
                                                                                ------------
                 Total Utilities                                                $    599,358
--------------------------------------------------------------------------------------------
                 TOTAL CORPORATE BONDS
                 (Cost $8,991,953)                                              $  9,216,806
--------------------------------------------------------------------------------------------
                 U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 71.3%
                 Government -- 71.3%
  1,400,000      Federal Farm Credit Bank, 4.875%, 1/17/17                      $  1,430,391
    839,942      Federal Home Loan Mortgage Corp., 4.0%, 11/1/13                     830,087
  2,148,973      Federal Home Loan Mortgage Corp., 4.64%, 11/1/14                  2,094,593
  1,502,118      Federal Home Loan Mortgage Corp., 5.0%, 10/1/19                   1,486,598
    400,000      Federal Home Loan Mortgage Corp., 5.375%, 5/18/16                   423,649
  6,083,375      Federal Home Loan Mortgage Corp., 5.5%,
                 8/1/08 - 10/1/36                                                  5,969,577
  2,721,033      Federal Home Loan Mortgage Corp., 6.0%, 5/1/16 - 7/1/36           2,755,655
     71,543      Federal Home Loan Mortgage Corp., 6.5%, 5/1/31                       74,055
    315,709      Federal Home Loan Mortgage Corp., 7.0%,
                 3/1/14 - 10/1/46                                                    329,210
    840,421      Federal National Mortgage Association, 4.0%, 9/1/20                 783,824
  7,663,109      Federal National Mortgage Association, 4.5%,
                 3/15/18 - 7/1/38                                                  7,222,906
 11,062,835      Federal National Mortgage Association, 5.0%,
                 8/1/18 - 2/1/38                                                  10,748,704

The accompanying notes are an integral part of these financial statements.


                  Pioneer Government Income Fund | Annual Report | 7/31/08    17

Principal
Amount                                                                          Value
                 Government -- (continued)
$10,011,554      Federal National Mortgage Association, 5.5%,
                  1/1/35 - 1/1/38                                               $  9,813,122
    337,854      Federal National Mortgage Association, 5.72%,
                  11/1/28 - 6/1/29                                                   340,546
     86,592      Federal National Mortgage Association, 5.72%,
                  8/1/29 - 3/1/33                                                     87,087
    544,750      Federal National Mortgage Association, 5.9%
                  11/1/27 - 4/1/28                                                   553,015
 17,456,941      Federal National Mortgage Association, 6.0%,
                  11/1/34 - 1/1/38                                                17,574,540
    488,906      Federal National Mortgage Association, 6.5%, 7/1/32                 505,610
    558,822      Federal National Mortgage Association, 7.0%, 10/1/19                589,635
    189,972      Federal National Mortgage Association, 7.5%,
                  4/1/15 - 6/1/15                                                    198,031
    113,961      Federal National Mortgage Association, 8.0%, 7/1/15                 120,099
  1,345,000      Financing Corp, 10.35%, 8/3/18                                    1,941,935
  1,000,000      Freddie Mac, 5.05% 1/26/15                                        1,041,570
  2,873,417      Government National Mortgage Association, 4.5%,
                  4/15/18 - 8/15/33                                                2,771,815
  8,345,755      Government National Mortgage Association, 5.0%,
                  5/15/18 - 11/16/46                                               8,123,951
  1,100,000      Government National Mortgage Association, 5.0%, 30 Yr TBA         1,060,297
  4,000,000      Government National Mortgage Association, 5.121%,
                  12/16/46                                                         3,912,816
  7,062,835      Government National Mortgage Association, 5.5%,
                  2/15/19 - 6/20/38                                                7,071,663
    406,913      Government National Mortgage Association, 5.72%,
                  10/15/28 - 5/20/29                                                 408,951
  1,050,870      Government National Mortgage Association, 5.75%,
                  4/20/33 - 6/20/33                                                1,052,906
 18,789,107      Government National Mortgage Association, 6.0%,
                  1/15/19 - 9/1/35                                                19,096,856
    193,412      Government National Mortgage Association, 6.45%,
                  1/20/33                                                            199,429
  5,283,770      Government National Mortgage Association, 6.5%,
                  1/15/15 - 9/15/32                                                5,475,113
    309,102      Government National Mortgage Association, 6.75%,
                  4/15/26                                                            328,281
  2,178,103      Government National Mortgage Association, 7.0%,
                  8/15/11 - 11/15/31                                               2,325,848
    894,003      Government National Mortgage Association, 7.5%,
                  3/15/23 - 11/15/30                                                 960,516
     90,824      Government National Mortgage Association, 8.0%, 1/20/28              91,869
    190,268      Government National Mortgage Association, 8.25%,
                  5/15/20                                                            207,375

The accompanying notes are an integral part of these financial statements.


18    Pioneer Government Income Fund | Annual Report | 7/31/08

Principal
Amount                                                                            Value
                 Government -- (continued)
$     3,668      Government National Mortgage Association, 8.5%,
                  8/15/21 - 2/15/23                                             $      4,033
     41,372      Government National Mortgage Association, 9.0%,
                  10/15/16 - 6/15/22                                                  45,236
    630,140      Government National Mortgage Association I, 6.5%,
                  11/15/31 - 9/15/32                                                 653,469
    734,438      Government National Mortgage Association I, 7.0%,
                  8/15/23 - 3/15/31                                                  785,482
    908,277      Government National Mortgage Association II, 5.0%,
                  12/20/18 - 2/20/19                                                 904,662
  1,190,732      Government National Mortgage Association II, 5.5%,
                  7/20/19                                                          1,206,337
    472,009      Government National Mortgage Association II, 5.9%,
                  11/20/27 - 7/20/28                                                 477,553
  1,865,544      Government National Mortgage Association II, 6.0%,
                  7/20/17 - 6/20/34                                                1,898,694
    299,258      Government National Mortgage Association II, 6.45%,
                  7/20/32 - 11/20/32                                                 308,684
    910,927      Government National Mortgage Association II, 6.5%,
                  1/20/24 - 6/20/31                                                  941,083
    427,476      Government National Mortgage Association II, 7.0%,
                  12/20/08 - 11/20/31                                                455,553
    169,741      Government National Mortgage Association II, 7.5%,
                  5/20/30 - 12/20/30                                                 181,561
    215,604      Government National Mortgage Association II, 8.0%,
                  5/20/25 - 5/20/30                                                  234,927
     35,804      Government National Mortgage Association II, 9.0%,
                  9/20/21 - 11/20/24                                                  39,132
    761,000      U.S. Treasury Bonds, 4.375%, 2/15/38 (b)                            733,354
  1,000,000      U.S. Treasury Bonds, 5.25%, 11/15/28                              1,075,781
  1,614,474      U.S. Treasury Inflation Protected Notes, 1.875%, 7/15/15 (b)      1,664,422
    818,385      U.S. Treasury Inflation Protected Notes, 2.0%, 1/15/16              845,942
  2,500,000      U.S. Treasury Notes, 5.5%, 8/15/28 (b)                            2,768,750
    250,000      U.S. Treasury Notes, 6.125%, 8/15/29                                298,750
  2,525,000      U.S. Treasury Notes, 6.375%, 8/15/27                              3,074,783
                                                                                ------------
                                                                                $138,600,313
--------------------------------------------------------------------------------------------
                 TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
                 (Cost $139,189,622)                                            $138,600,313
--------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                  Pioneer Government Income Fund | Annual Report | 7/31/08    19

 Principal
Amount                                                                          Value
                 TEMPORARY CASH INVESTMENTS -- 3.5%
                 Repurchase Agreements -- 0.9%
$   895,000      Bank of America, 2.18%, dated 7/31/08, repurchase price
                 of $895,000 plus accrued interest on 8/1/08 collateralized by the following:
                  $101,704, U.S. Treasury Note, 3.875%, 5/15/09                 $    895,000
    895,000      Deutsche Bank, 2.20%, dated 7/31/08, repurchase price of
                 $895,000 plus accrued interest on 8/1/08 collateralized by the following:
                  $861,279 Freddie Mac Giant, 4.5 - 7.0%,
                   5/1/17 - 7/1/38
                  $110,056 Federal Home Loan Mortgage Corp.,
                   4.612 - 5.783%, 6/1/35-5/1/38
                  $861,977 Federal National Mortgage Association (ARM),
                   4.624 - 6.812%, 12/1/16 - 12/1/37
                  $45,614 Government National Mortgage Association,
                   6.5 - 7.0%, 12/15/36 - 7/15/38
                  $3,026 Federal National Mortgage Association,
                   5.0%, 4/1/23                                                      895,000
                                                                                ------------
                                                                                $  1,790,000
--------------------------------------------------------------------------------------------
                 Securities Lending Collateral -- 2.6% (c)
                 Certificates of Deposit:
     93,965      American Express, 2.72, 8/8/08                                 $     93,965
     70,333      Bank of America, 2.88%, 8/11/08                                      70,333
    140,667      CBA, 3.02%, 7/16/09                                                 140,666
     70,333      Citibank, 2.85%, 7/29/08                                             70,333
     25,325      Banco Santander NY, 2.80%, 10/7/08                                   25,325
     70,391      Banco Santander NY, 3.09%, 12/22/08                                  70,391
     70,312      Bank of Nova Scotia, 3.18%, 5/05/09                                  70,312
     35,167      Bank of Scotland NY, 2.72%, 8/15/08                                  35,167
     25,299      Bank of Scotland NY, 2.89%, 11/4/08                                  25,299
     35,152      Bank of Scotland NY, 3.03%, 9/26/08                                  35,152
    126,600      Barclays Bank, 3.18%, 5/27/09                                       126,600
    105,500      Bank Bovespa NY, 2.705%, 8/8/08                                     105,500
     42,200      Calyon NY, 2.85%, 8/25/08                                            42,200
     59,080      Calyon NY, 2.64%, 9/29/08                                            59,080
     22,317      Calyon NY, 2.69%, 01/16/09                                           22,317
     28,134      Deutsche Bank Financial, 2.72%, 8/4/08                               28,133
     52,140      Dexia Bank NY, 3.37%, 09/29/08                                       52,140
    126,600      DNB NOR Bank ASA NY, 2.90%, 6/8/09                                  126,600
      6,044      Fortis, 3.11%, 09/30/08                                               6,044
    128,851      Intesa SanPaolo S.p.A., 2.72%, 5/22/09                              128,851
     35,167      Lloyds Bank, 2.61%, 8/18/08                                          35,167
     47,827      Natixis, 2.83%, 8/4/08                                               47,827

The accompanying notes are an integral part of these financial statements.


20    Pioneer Government Income Fund | Annual Report | 7/31/08

Principal
Amount                                                                          Value
                 Certificates of Deposit -- (continued):
$    70,333      NORDEA NY, 2.81%, 8/29/08                                      $     70,333
      8,130      NORDEA NY, 2.72%, 4/9/09                                              8,130
      6,743      NORDEA NY, 2.73%, 12/01/08                                            6,743
     11,252      Rabobank Nederland NY, 2.37%, 8/29/08                                11,252
     70,334      Royal Bank of Canada NY, 2.6%, 9/5/08                                70,334
     42,200      Bank of Scotland NY, 2.7%, 8/1/08                                    42,200
     42,222      Bank of Scotland NY, 2.96%, 11/3/08                                  42,222
      8,155      Skandinavian Enskilda Bank NY, 3.18%, 09/22/08                        8,155
     14,037      Skandinavian Enskilda Bank NY, 3.06% 02/13/09                        14,037
    126,600      Svenska Bank NY, 2.70%, 7/08/09                                     126,600
     88,620      Toronto Dominion Bank NY, 2.77%, 9/5/08                              88,620
     42,200      Toronto Dominion Bank NY, 2.75%, 11/5/08                             42,200
     14,044      Wachovia, 3.62%,10/28/08                                             14,044
                                                                                ------------
                                                                                $  1,962,272
--------------------------------------------------------------------------------------------
                 Commercial Paper:
     21,666      Bank of America, 2.70%, 8/26/08                                $     21,666
     28,113      Bank of America, 2.60%, 8/11/08                                      28,113
     69,872      Citigroup, 2.83%, 10/24/08                                           69,872
     70,035      HSBC Securities, Inc., 2.88%, 9/29/08                                70,035
    138,135      Honda Finance Corp., 2.92%, 7/14/09                                 138,135
     56,218      ING Funding, 2.70%, 8/13/08                                          56,218
    126,330      Macquarie bank, 2.75%, 8/29/08                                      126,330
     17,372      PARFIN, 3.18%, 8/1/08                                                17,372
    112,007      Rabobank, 2.68%, 10/3/08                                            112,007
     27,946      Royal Bank of Scotland, 2.66%, 10/21/08                              27,946
     28,124      Societe Generale, 3.18%, 8/5/08                                      28,124
     56,181      Societe Generale, 3.18%, 8/22/08                                     56,181
     28,113      SVSS NY, 3.18%, 8/11/08                                              28,113
     13,385      Bank Bovespa NY, 2.79%, 3/12/09                                      13,385
     63,288      General Electric Capital Corp., 2.77%, 1/5/09                        63,288
     70,310      General Electric Capital Corp., 2.82%, 3/16/09                       70,310
     26,012      IBM, 3.18%, 2/13/09                                                  26,012
     70,333      IBM, 3.18%, 6/26/09                                                  70,333
    126,600      Met Life Global Funding, 3.16%, 6/12/09                             126,600
    119,567      WestPac, 3.18%, 6/1/09                                              119,567
                                                                                ------------
                                                                                $  1,269,607
--------------------------------------------------------------------------------------------

Shares
                 Mutual Funds:
    211,000      AIM Short Term Investment Trust, 2.47%                         $    211,000
    211,000      BlackRock Liquidity Money Market Fund, 3.18%                        211,000
    211,000      Dreyfus Preferred Money Market Fund, 3.18%                          211,000
                                                                                ------------
                                                                                $    633,000
--------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.


                  Pioneer Government Income Fund | Annual Report | 7/31/08    21

Shares
                 Tri-party Repurchase Agreements:
$     3,311      Barclays Capital Markets, 2.15% 8/1/08                         $      3,311
    235,469      Deutsche Bank, 2.18% 8/1/08                                         235,469
    984,666      Lehman Brothers, 2.13% 8/1/08                                       984,666
                                                                                ------------
                                                                                $  1,223,446
--------------------------------------------------------------------------------------------
                 Other:
     27,769      ABS CFAT 2008-A A1, 3.005%, 4/27/09                            $     27,769
                                                                                ------------
                 Total Securities Lending Collateral                            $  5,116,094
--------------------------------------------------------------------------------------------
                 TOTAL TEMPORARY CASH INVESTMENTS
                 (Cost $6,606,094)                                              $  6,906,094
--------------------------------------------------------------------------------------------
                 TOTAL INVESTMENT IN SECURITIES -- 102.6%
                 (Cost $199,871,535) (a)                                        $199,488,360
--------------------------------------------------------------------------------------------
                 OTHER ASSETS AND LIABILITIES -- (2.6)%                         $ (4,985,423)
--------------------------------------------------------------------------------------------
                 TOTAL NET ASSETS -- 100.0%                                     $194,502,937
============================================================================================

(144A)  Security is exempt from registration under Rule 144A of the Securities Act of 1933.
        Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At July 31, 2008, the value of these securities amounted to $2,568,000 or 1.3% of total net assets.

(a) At July 31, 2008, the net unrealized loss on investments based on cost for federal income tax purposes of $199,628,573 was as follows:

          Aggregate gross unrealized gain for all investments
           in which there is an excess of value over tax cost                   $  2,246,759
          Aggregate gross unrealized loss for all investments
           in which there is an excess of tax cost over value                     (2,386,972)
                                                                                ------------
          Net unrealized loss                                                   $   (140,213)
                                                                                ------------

(b)     At July 31, 2008, the following securities were out on loan:

        Shares           Security                                               Value
        2,375,000   U.S. Treasury Notes, 5.5%, 8/15/28                          $  2,630,313
          750,000   U.S. Treasury Bonds, 4.375%, 2/15/38                             722,775
        1,425,000   U.S. Treasury Inflation Protected Notes, 1.875%, 7/15/15       1,469,033
--------------------------------------------------------------------------------------------
                    Total                                                         $4,822,121
============================================================================================

(c)     Securities lending collateral is managed by Credit Suisse.

Purchases and sales of securities (excluding temporary cash investments) for the year ended July 31, 2008 aggregated $75,717,888 and $98,094,528, respectively.

The accompanying notes are an integral part of these financial statements.

22    Pioneer Government Income Fund | Annual Report | 7/31/08

Statement of Assets and Liabilities | 7/31/08

ASSETS:
  Investment in securities (including securities loaned of $4,822,121)
   (cost $199,871,535)                                                    $199,488,360
  Cash                                                                         328,172
  Receivables --
   Investment securities sold                                                4,015,276
   Fund shares sold                                                            118,365
   Interest                                                                  1,276,074
   Due from Pioneer Investment Management, Inc.                                  1,086
  Other                                                                          8,610
--------------------------------------------------------------------------------------
     Total assets                                                         $205,235,943
--------------------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                                        $  5,039,776
   Fund shares repurchased                                                     188,275
   Dividends                                                                   253,100
   Upon return of securities loaned                                          5,116,094
  Due to affiliates                                                             42,523
  Accrued expenses                                                              93,238
--------------------------------------------------------------------------------------
     Total liabilities                                                    $ 10,733,006
--------------------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                                         $211,902,004
  Undistributed net investment income                                          427,226
  Accumulated net realized loss on investments                             (17,443,118)
  Net unrealized loss on investments                                          (383,175)
--------------------------------------------------------------------------------------
     Total net assets                                                     $194,502,937
======================================================================================
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $112,954,555/12,008,447 shares)                       $       9.41
  Class B (based on $23,442,199/2,490,728 shares)                         $       9.41
  Class C (based on $19,719,909/2,094,232 shares)                         $       9.42
  Class Y (based on $38,386,274/4,074,244 shares)                         $       9.42
MAXIMUM OFFERING PRICE:
  Class A ($9.41 [divided by] 95.5%)                                      $       9.85
======================================================================================

The accompanying notes are an integral part of these financial statements.

                  Pioneer Government Income Fund | Annual Report | 7/31/08    23

Statement of Operations

For the Year Ended 7/31/08

INVESTMENT INCOME:
  Interest                                                  10,982,440
  Income from securities loaned, net                             3,037
---------------------------------------------------------------------------------------
     Total investment income                                                $10,985,477
---------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                            1,053,177
  Transfer agent fees and expenses
   Class A                                                     277,646
   Class B                                                      73,482
   Class C                                                      51,355
   Class Y                                                       1,972
  Distribution fees
   Class A                                                     286,248
   Class B                                                     235,827
   Class C                                                     205,911
  Administrative fees                                           47,393
  Custodian fees                                                26,294
  Registration fees                                             50,634
  Professional fees                                             68,731
  Printing expense                                              42,431
  Fees and expenses of nonaffiliated trustees                    3,699
  Miscellaneous                                                 52,477
---------------------------------------------------------------------------------------
     Total expenses                                                         $ 2,477,277
     Less fees waived and expenses reimbursed by Advisor                        (11,929)
     Less fees paid indirectly                                                  (11,331)
---------------------------------------------------------------------------------------
     Net expenses                                                           $ 2,454,017
---------------------------------------------------------------------------------------
       Net investment income                                                $ 8,531,460
---------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                          $ 1,461,969
---------------------------------------------------------------------------------------
  Change in net unrealized loss on investments                              $ 3,415,109
---------------------------------------------------------------------------------------
  Net gain on investments                                                   $ 4,877,078
---------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                      $13,408,538
=======================================================================================

The accompanying notes are an integral part of these financial statements.

24    Pioneer Government Income Fund | Annual Report | 7/31/08

Statement of Changes in Net Assets

For the Years Ended 7/31/08 and 7/31/07, respectively

                                                                 Year Ended         Year Ended
                                                                   7/31/08            7/31/07
FROM OPERATIONS:
Net investment income                                           $  8,531,460       $  7,799,548
Net realized gain (loss) on investments                            1,461,969         (1,898,658)
Change in net unrealized gain (loss) on investments                3,415,109            329,662
-----------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations         $ 13,408,538       $  6,230,552
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.42 and $0.40 per share, respectively)            $ (5,111,605)      $ (3,618,245)
   Class B ($0.35 and $0.32 per share, respectively)                (869,199)          (668,344)
   Class C ($0.35 and $0.31 per share, respectively)                (766,569)          (590,500)
   Investor Class ($0.00 and $0.04 per share, respectively)               --           (130,240)
   Class R ($0.00 and $0.06 per share, respectively)                      --             (4,890)
   Class Y ($0.47 and $0.44 per share, respectively)              (2,567,630)        (3,384,933)
-----------------------------------------------------------------------------------------------
     Total distributions to shareowners                         $ (9,315,003)      $ (8,397,152)
-----------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                $ 83,823,794       $ 55,450,955
Shares issued in reorganization                                           --        158,408,807
Reinvestment of distributions                                      5,975,357          5,196,780
Cost of shares repurchased                                      (110,827,130)      (102,127,587)
-----------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from Fund
     share transactions                                         $(21,027,979)      $116,928,955
-----------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets                        $(16,934,444)      $114,762,355
NET ASSETS:
Beginning of year                                                211,437,381         96,675,026
-----------------------------------------------------------------------------------------------
End of year                                                     $194,502,937       $211,437,381
-----------------------------------------------------------------------------------------------
Undistributed net investment income                             $    427,226       $    355,511
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Government Income Fund | Annual Report | 7/31/08    25

                                       '08 Shares      '08 Amount           '07 Shares      '07 Amount
Class A
Shares sold                             4,618,122     $ 43,787,102           1,556,870     $ 14,614,843
Shares issued in reorganization                --               --           8,987,420       84,391,876
Shares converted from
  Investor Class                               --               --           3,259,841       30,633,771
Reinvestment of distributions             449,785        4,268,068             329,473        3,067,661
Less shares repurchased                (4,820,643)     (45,720,310)         (3,723,077)     (34,746,844)
-------------------------------------------------------------------------------------------------------
   Net increase                           247,264     $  2,334,860          10,410,527     $ 97,961,307
-------------------------------------------------------------------------------------------------------
Class B
Shares sold                             1,732,241     $ 16,419,834             641,400     $  6,013,183
Shares issued in reorganization                --               --           2,477,517       23,239,108
Reinvestment of distributions              71,323          676,847              55,126          513,530
Less shares repurchased                (1,666,403)     (15,800,178)         (1,278,997)     (11,909,882)
-------------------------------------------------------------------------------------------------------
   Net increase                           137,161     $  1,296,503           1,895,046     $ 17,855,939
-------------------------------------------------------------------------------------------------------
Class C
Shares sold                             1,588,645     $ 15,087,154           2,562,356     $ 23,821,334
Shares issued in reorganization                --               --           2,013,454       18,906,332
Reinvestment of distributions              48,153          457,564              39,775          371,135
Less shares repurchased                (1,669,159)     (15,823,930)         (2,494,644)     (23,241,640)
-------------------------------------------------------------------------------------------------------
   Net increase (decrease)                (32,361)    $   (279,212)          2,120,941     $ 19,857,161
-------------------------------------------------------------------------------------------------------
Class Y
Shares sold                               900,163     $  8,529,704           1,165,696     $ 10,897,100
Reinvestment of distributions              60,345          572,878             124,563        1,163,503
Less shares repurchased                (3,524,379)     (33,482,712)         (3,306,510)     (30,790,682)
-------------------------------------------------------------------------------------------------------
   Net decrease                        (2,563,871)    $(24,380,130)         (2,016,251)    $(18,730,079)
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26    Pioneer Government Income Fund | Annual Report | 7/31/08

Financial Highlights

                                                              Year           Year           Year          Year          Year
                                                              Ended          Ended          Ended         Ended         Ended
                                                              7/31/08        7/31/07        7/31/06 (b)   7/31/05       7/31/04
Class A
Net asset value, beginning of period                          $   9.24       $   9.23       $  9.65       $  9.86       $ 10.05
---------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                        $   0.38       $   0.37       $  0.35       $  0.35       $  0.34
 Net realized and unrealized gain (loss) on investments           0.21           0.04         (0.28)        (0.09)        (0.11)
---------------------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                     $   0.59       $   0.41       $  0.07       $  0.26       $  0.23
Distributions to shareowners:
 Net investment income                                           (0.42)         (0.40)        (0.38)        (0.45)        (0.41)
 Net realized gain                                                  --             --         (0.11)        (0.03)        (0.01)
---------------------------------------------------------------------------------------------------------------------------------
Capital Contribution                                          $     --       $     --       $    --       $  0.01       $    --
---------------------------------------------------------------------------------------------------------------------------------
Redemption fee                                                $     --       $     --       $    --       $    --(a)    $    --
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $   0.17       $   0.01       $ (0.42)      $ (0.21)      $ (0.19)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $   9.41       $   9.24       $  9.23       $  9.65       $  9.86
=================================================================================================================================
Total return*                                                     6.48%          4.44%         0.76%         2.70%         2.36%
Ratio of net expenses to average net assets+                      1.13%          1.18%         1.06%         1.01%         1.00%
Ratio of net investment income to average net assets+             4.07%          3.89%         3.75%         3.60%         3.48%
Portfolio turnover rate                                             36%            54%           57%           79%           39%
Net assets, end of period (in thousands)                      $112,955       $108,625       $12,462       $17,549       $16,943
Ratios with no waiver of fees and assumption of expenses by
 Advisor and no reduction for fees paid indirectly:
 Net expenses                                                     1.13%          1.18%         1.06%         1.14%         1.23%
 Net investment income                                            4.07%          3.89%         3.75%         3.47%         3.25%
Ratios with waiver of fees and assumption of expenses by
 Advisor and reduction for fees paid indirectly:
 Net expenses                                                     1.12%          1.18%         1.06%         1.01%         1.00%
 Net investment income                                            4.07%          3.89%         3.75%         3.60%         3.48%
---------------------------------------------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.
(a)  Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Government Income Fund | Annual Report | 7/31/08  27

                                                              Year           Year           Year          Year          Year
                                                              Ended          Ended          Ended         Ended         Ended
                                                              7/31/08        7/31/07        7/31/06 (b)   7/31/05       7/31/04
Class B
Net asset value, beginning of period                          $  9.24        $  9.22        $ 9.65        $ 9.85        $10.04
---------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                        $  0.31        $  0.30        $ 0.27        $ 0.28        $ 0.27
 Net realized and unrealized gain (loss) on investments          0.21           0.04         (0.28)        (0.08)        (0.11)
---------------------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                     $  0.52        $  0.34        $(0.01)       $ 0.20        $ 0.16
Distributions to shareowners:
 Net investment income                                          (0.35)         (0.32)        (0.31)        (0.38)        (0.34)
 Net realized gain                                                 --             --         (0.11)        (0.03)        (0.01)
---------------------------------------------------------------------------------------------------------------------------------
Capital Contribution                                          $    --        $    --        $   --        $ 0.01        $   --
---------------------------------------------------------------------------------------------------------------------------------
Redemption fee                                                $    --        $    --        $   --        $   --(a)     $   --
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $  0.17        $  0.02        $(0.43)       $(0.20)       $(0.19)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $  9.41        $  9.24        $ 9.22        $ 9.65        $ 9.85
=================================================================================================================================
Total return*                                                    5.66%          3.73%        (0.16)%        2.06%         1.58%
Ratio of net expenses to average net assets+                     1.90%          1.89%         1.94%         1.75%         1.75%
Ratio of net investment income to average net assets+            3.30%          3.20%         2.89%         2.83%         2.73%
Portfolio turnover rate                                            36%            54%           57%           79%           39%
Net assets, end of period (in thousands)                      $23,442        $21,748        $4,227        $6,165        $7,558
Ratio with no waiver of fees and assumption of expenses by
 Advisor and no reduction for fees paid indirectly:
 Net expenses                                                    1.95%          2.00%         1.94%         1.84%         1.98%
 Net investment income                                           3.25%          3.09%         2.89%         2.74%         2.50%
Ratios with waiver of fees and assumption of expenses by
 Advisor and reduction for fees paid indirectly:
 Net expenses                                                    1.89%          1.89%         1.94%         1.75%         1.75%
 Net investment income                                           3.31%          3.20%         2.89%         2.83%         2.73%
---------------------------------------------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.
(a)  Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.

The accompanying notes are an integral part of these financial statements.

28  Pioneer Government Income Fund | Annual Report | 7/31/08

                                                                         Year          Year
                                                                         Ended         Ended          9/23/05
                                                                         7/31/08       7/31/07        to 7/31/06 (a)
Class C
Net asset value, beginning of period                                     $  9.25       $  9.22        $9.65
--------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                                   $  0.31       $  0.30        $ 0.24
 Net realized and unrealized gain (loss) on investments                     0.21          0.04         (0.28)
--------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations                     $  0.52       $  0.34        $(0.04)
Distributions to shareowners:
 Net investment income                                                     (0.35)        (0.31)        (0.28)
 Net realized gain                                                            --            --         (0.11)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                               $  0.17       $  0.03        $(0.43)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                           $  9.42       $  9.25        $ 9.22
====================================================================================================================
Total return*                                                               5.70%         3.74%        (0.45)%(b)
Ratio of net expenses to average net assets+                                1.89%         1.92%         1.94%**
Ratio of net investment income to average net assets+                       3.32%         3.23%         3.25%**
Portfolio turnover rate                                                       36%           54%           57%
Net assets, end of period (in thousands)                                 $19,720       $19,666        $   52
Ratio with no waiver of fees and assumption of expenses by Advisor and no reduction for fees paid indirectly:
 Net expenses                                                               1.89%         1.92%         1.94%**
 Net investment income                                                      3.32%         3.23%         3.25%**
Ratios with waiver of fees and assumption of expenses by Advisor and reduction for fees paid indirectly:
 Net expenses                                                               1.88%         1.92%         1.94%**
 Net investment income                                                      3.32%         3.23%         3.25%**
--------------------------------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charges. Total return would be reduced if sales charges were taken into effect.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.
(a)  Class C shares were first publicly offered on September 23, 2005.
(b)  Not annualized.

The accompanying notes are an integral part of these financial statements.

                    Pioneer Government Income Fund | Annual Report | 7/31/08  29

                                                            Year         Year         Year         Year          Year
                                                            Ended        Ended        Ended        Ended         Ended
                                                            7/31/08      7/31/07      7/31/06 (b)  7/31/05       7/31/04
Class Y
Net asset value, beginning of period                        $  9.25      $  9.24      $  9.66      $   9.86      $  10.05
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                      $  0.46      $  0.42      $  0.38      $   0.35      $   0.36
 Net realized and unrealized gain (loss) on investments        0.18         0.03        (0.28)        (0.07)        (0.11)
--------------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                   $  0.64      $  0.45      $  0.10      $   0.28      $   0.25
Distributions to shareowners:
 Net investment income                                        (0.47)       (0.44)       (0.41)        (0.46)        (0.43)
 Net realized gain                                               --           --        (0.11)        (0.03)        (0.01)
--------------------------------------------------------------------------------------------------------------------------
Capital Contribution                                        $    --      $    --      $    --      $   0.01      $     --
--------------------------------------------------------------------------------------------------------------------------
Redemption fee                                              $    --      $    --      $    --      $     --(a)   $     --
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $  0.17      $  0.01      $ (0.42)     $  (0.20)     $  (0.19)
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $  9.42      $  9.25      $  9.24      $   9.66      $   9.86
==========================================================================================================================
Total return*                                                  6.98%        4.89%        1.08%         2.93%         2.51%
Ratio of net expenses to average net assets+                   0.64%        0.67%        0.75%         0.85%         0.85%
Ratio of net investment income to average net assets+          4.63%        4.46%        4.07%         3.72%         3.63%
Portfolio turnover rate                                          36%          54%          57%           79%           39%
Net assets, end of period (in thousands)                    $38,386      $61,398      $79,933      $135,844      $218,772
Ratios with no waiver of and assumption of expense by
 Advisor and no reduction for fees paid indirectly:
 Net expenses                                                  0.64%        0.67%        0.75%         1.02%         1.13%
 Net investment income                                         4.63%        4.46%        4.07%         3.55%         3.35%
Ratios with waiver of fees and assumption of expense by
 Advisor and reduction for fees paid indirectly:
 Net expenses                                                  0.64%        0.67%        0.75%         0.85%         0.85%
 Net investment income                                         4.63%        4.46%        4.07%         3.72%         3.63%
--------------------------------------------------------------------------------------------------------------------------

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sale charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.
(a)  Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.

The accompanying notes are an integral part of these financial statements.

30  Pioneer Government Income Fund | Annual Report | 7/31/08

Notes to Financial Statements | 7/31/08

1. Organization and Significant Accounting Policies

Pioneer Government Income Fund (the Fund) is one of four portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the AmSouth Government Income Fund. The Fund's investment objective is to seek current income as is consistent with preservation of capital.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Class C shares were first publicly offered on September 23, 2005. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain and losses on investments during the reporting period. Actual results could differ from those estimates.

The Fund may invest in mortgage-backed securities, which during times of fluctuating interest rates may increase or decrease more than other fixed-income securities. Mortgage-backed securities are also subject to pre-payments. The Fund's prospectuses contain information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's risks.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, debt securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads,


                  Pioneer Government Income Fund | Annual Report | 7/31/08    31
   yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. At July 31, 2008, there were no securities fair valued. Temporary cash investments are valued at cost which approximates market value.

   Interest income is recorded on the accrual basis. All discounts/premiums on debt securities are accreted/amortized into interest income for financial reporting purposes.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years prior to 2004 are closed (not subject to examination by tax authorities) due to the expiration of statute of limitations; all other tax years are open.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

   The Fund has a net capital loss carryforward of $17,443,118, of which the following amounts will expire between 2010 and 2016 if not utilized:
   $2,070,786 in 2010, $3,175,915 in 2011, $1,904,299 in 2012, $4,631,510 in
   2013, $401,844 in 2014, $2,465,526 in 2015 and $2,793,238 in 2016.

   At July 31, 2008, the Fund has reclassified $855,258 to increase undistributed net investment income and $855,258 to decrease accumulated net realized loss on investments, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.


32    Pioneer Government Income Fund | Annual Report | 7/31/08

   The tax character of distributions paid during the years ended July 31, 2008 and July 31, 2007 was as follows:

                                                    2008                 2007
   Distributions paid from:
   Ordinary income                            $9,315,003           $8,397,152
   Long-term capital gain                             --                   --
   --------------------------------------------------------------------------
     Total                                    $9,315,003           $8,397,152
   ==========================================================================

   The following shows the components of distributable earnings on a federal income tax basis at July 31, 2008:

                                                                         2008
   Distributable earnings:
   Undistributed ordinary income                                 $    437,364
   Capital loss carryforward                                      (17,443,118)
   Current year dividend payable                                     (253,100)
   Unrealized depreciation                                           (140,213)
   --------------------------------------------------------------------------
     Total                                                       $(17,399,067)
   ==========================================================================

   The difference between book-basis and tax-basis unrealized appreciation is attributable to the tax deferral of losses on wash sales and the tax treatment of premium amortization.

C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirectly wholly owned subsidiary of UniCredit S.p.A. (UniCredit), earned $12,635 in underwriting commissions on the sale of Class A shares during the year ended July 31, 2008.

D. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan (see
   Note 4). Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

                  Pioneer Government Income Fund | Annual Report | 7/31/08    33

   Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution expense rates.

E. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

F. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a loan, the Fund receives collateral and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral which is required to be at least 102%, at all times, of the fair value of the securities loaned. The amount of collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. The Fund invests cash collateral in cash equivalent investments. Securities lending collateral is managed by Credit Suisse.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $1 billion; and 0.45% of the excess over $1 billion. The effective management fee for the year ended July 31, 2008 was 0.50%.

Through December 1, 2009, PIM has agreed not to impose all or a portion of its management fee and to assume other operating expenses (excluding taxes, commissions, interest and extraordinary expenses) of the Fund to the extent necessary to limit Class B expenses to 1.89% of the average daily net assets attributable to Class B shares.


34    Pioneer Government Income Fund | Annual Report | 7/31/08

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $2,767 in management fees, administrative costs and certain other services payable to PIM at July 31, 2008.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $37,811 in transfer agent fees payable to PIMSS at July 31, 2008.

4. Distribution Plans

The Fund adopted Plans of Distribution with respect to Class A, Class B, and Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Effective February 1, 2008, under the Class A Plan, the Fund pays PFD a service fee equal to 0.25% of the average daily net assets attributable to Class A shares to finance activities primarily intended to result in the sale of Class A shares. Prior to February 1, 2008, PFD was reimbursed for service fees in an amount up to 0.25% of the average daily net assets attributable to Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,945 in distribution fees payable to PFD at July 31, 2008.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the year ended July 31, 2008, CDSCs in the amount of $66,007 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended July 31, 2008, the Fund's expenses were reduced by $11,331 under such arrangements.


                  Pioneer Government Income Fund | Annual Report | 7/31/08    35

6. New Pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

7. Merger Information

On October 17, 2006, beneficial owners of Pioneer American Income Trust approved an Agreement and Plan of Reorganization that provided for the merger listed below. This tax-free reorganization was accomplished on November 10, 2006 ("Closing Date"), by exchanging all of Pioneer American Income Trust's net assets in Class A, Class B, Class C, Investor Class and Class R for Pioneer Government Income Fund's shares, based on Pioneer Government Income Fund's Class A, Class B, Class C and Class Y shares' ending net asset value, respectively. The following charts show the details of the reorganization as of that Closing Date:

                           Pioneer Government    Pioneer America        Pioneer Government
                           Income Fund           Income Trust           Income Fund
                           (Pre-Reorganization)  (Pre-Reorganization)   (Post-Reorganization)
 Net Assets
 Class A                   $ 7,648,356           $ 84,391,876           $ 92,040,232
 Class B                   $ 4,228,196           $ 23,239,108           $ 27,467,304
 Class C                   $   194,246           $ 18,906,332           $ 19,100,578
 Investor Class            $        --           $ 31,029,813           $ 31,029,813
 Class R                   $        --           $    841,678           $    841,678
 Class Y                   $74,950,857           $         --           $ 74,950,857
---------------------------------------------------------------------------------------------
 Total Net Assets          $87,021,655           $158,408,807           $245,430,462
---------------------------------------------------------------------------------------------
 Shares Outstanding
 Class A                       814,202              8,968,628              9,801,622
 Class B                       450,631              2,484,630              2,928,148
 Class C                        20,685              2,014,404              2,034,139
 Investor Class                     --              3,297,672              3,304,559
 Class R                            --                 88,961                 89,636
 Class Y                     7,974,348                     --              7,974,348
 Shares Issued in
  Reorganization
 Class A                            --                     --              8,987,420
 Class B                            --                     --              2,477,517
 Class C                            --                     --              2,013,454
 Investor Class                     --                     --              3,304,559
 Class R                            --                     --                 89,636

                                                 Unrealized             Accumulated
                                                 Depreciation On        Loss On
                                                 Closing Date           Closing Date
 Pioneer American Income Trust                   $ (1,418,680)          $(15,628,135)

36    Pioneer Government Income Fund | Annual Report | 7/31/08

ADDITIONAL INFORMATION (unaudited)

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 99.56% and 0.0%, respectively.

Results of Shareholder Meeting (unaudited)

At a special meeting held on May 13, 2008, and adjourned to June 19, 2008 with respect to certain proposals, shareholders of the Fund were asked to consider the proposals described below. A report of the total votes cast by the Fund's shareholders (or, with respect to certain proposals, by shareholders of Pioneer Series Trust IV, as noted below) follows:


                                                                                       Broker
                              For                  Withhold            Abstain         Non-Votes
Proposal 1 -- To elect Trustees*
 John F. Cogan, Jr.           989,958,684.366        740,514.668       127,727.020                 0
 Daniel K. Kingsbury          990,054,730.158        644,468.876       127,727.020                 0
 David R. Bock                989,975,686.972        723,512.063       127,727.020                 0
 Mary K. Bush                 989,998,674.048        700,524.986       127,727.020                 0
 Benjamin M. Friedman         989,970,275.508        728,923.527       127,727.020                 0
 Margaret B.W. Graham         990,062,518.307        636,680.727       127,727.020                 0
 Thomas J. Perna              989,966,823.784        732,375.251       127,727.020                 0
 Marguerite A. Piret          990,042,016.264        657,182.770       127,727.020                 0
 John Winthrop                989,968,306.668        730,892.366       127,727.020                 0

                                                                                       Broker
                              For                  Against             Abstain         Non-Votes
Proposal 2 -- To approve an
amendment to the
Declaration of Trust*         980,314,022.105      6,070,174.602       877,459.348     3,565,270.000

                                                                                       Broker
                              For                  Against             Abstain         Non-Votes
Proposal 3A -- To approve
changes to the Fund's
fundamental investment
policy relating to borrowing
money                          15,182,912.596        768,076.657       394,430.007     1,769,752.000
Proposal 3B -- To approve
changes to the Fund's
fundamental investment
policy relating to
underwriting                   15,252,394.563        729,683.867       363,340.831     1,769,752.000
Proposal 3C -- To approve
changes to the Fund's
fundamental investment
policy relating to lending     15,193,111.975        754,323.199       397,984.087     1,769,752.000

                  Pioneer Government Income Fund | Annual Report | 7/31/08    37

                                                                                       Broker
                              For                  Against             Abstain         Non-Votes
Proposal 3D -- To approve
changes to the Fund's
fundamental investment
policy relating to issuing
senior securities              15,252,763.208        660,859.898       431,796.154     1,769,752.000
Proposal 3E -- To approve
changes to the Fund's
fundamental investment
policy relating to real estate 15,177,359.320        701,636.826       466,423.114     1,769,752.000
Proposal 3F -- To approve
changes to the Fund's
fundamental investment
policy relating to
commodities                    15,275,374.394        693,935.667       376,109.200     1,769,752.000
Proposal 3G -- To approve
changes to the Fund's
fundamental investment
policy relating to
concentration                  15,242,890.130        658,096.755       444,432.375     1,769,752.000
Proposal 3H -- To approve
changes to the Fund's
fundamental investment
policy relating to
diversification                15,344,688.938        646,408.760       354,321.563     1,769,752.000
Proposal 3I -- To approve
the conversion of the Fund's
investment objective from
fundamental to non-
fundamental                    11,310,557.486      5,246,244.324       472,097.819     1,440,738.000

                                                                                       Broker
                              For                  Against             Abstain         Non-Votes
Proposal 4 -- To approve an
Amended and Restated
Management Agreement
with PIM                       15,302,585.494        709,339.728       333,494.039     1,769,752.000

* Proposals 1 and 2 were voted on and approved by all series of Pioneer Series Trust IV. Results reported above reflect the combined votes of all series of the Trust.


38    Pioneer Government Income Fund | Annual Report | 7/31/08

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust IV and the Shareowners of Pioneer Government Income Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Government Income Fund, one of the portfolios constituting Pioneer Series Trust IV (the "Trust"), including the schedule of investments, as of July 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Government Income Fund at July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                        [LOGO] Ernst & Young LLP

Boston, Massachusetts
September 19, 2008


                  Pioneer Government Income Fund | Annual Report | 7/31/08    39

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the Fund's investment adviser pursuant to an investment advisory agreement between PIM and the Fund. The Trustees of the Fund, as required by law, determine annually whether to continue the investment advisory agreement for the Fund. In connection with their most recent consideration of the investment advisory agreement for the Fund, the Trustees received and reviewed a substantial amount of information provided by PIM in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for another year.

At a meeting held on January 8, 2008, the Trustees considered whether an amended and restated investment advisory agreement for the Fund should be approved for an initial period ending December 31, 2009. The management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement is the same as the management fee provided in the previously approved investment advisory agreement. Based on their evaluation of the information provided by PIM, including the information provided by PIM in connection with the Trustees' most recent approval of the continuation of the previous investment advisory agreement, the Trustees, including the independent Trustees voting separately, unanimously approved the amended and restated investment advisory agreement. Shareholders of the Fund approved the amended and restated investment advisory agreement at a meeting held on June 19, 2008.

In considering the amended and restated investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the amended and restated investment advisory agreement.

Nature, Extent and Quality of Services

The Trustees considered the nature, extent and quality of the services that were provided by PIM to the Fund under the previous investment advisory agreement, and that would continue to be provided by PIM to the Fund under the amended and restated investment advisory agreement, taking into account the investment objective and strategy of the Fund and the information related to


40    Pioneer Government Income Fund | Annual Report | 7/31/08
the Fund provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the amended and restated investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM provided under the previous investment advisory agreement and that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. It was noted that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including officers) as are necessary for the Fund's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement, were satisfactory and consistent with the terms of the amended and restated investment advisory agreement.

Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the fourth quintile of its Morningstar category for the one, three and five year periods ended June 30, 2007. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees considered the recent changes in the Fund's strategy and portfolio management team and agreed that they would continue to monitor the performance of the Fund especially closely.

Management Fee and Expenses

The Trustees considered that the management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement would be the same as the management fee to be paid by the Fund under the previously approved investment advisory agreement. The Trustees considered information on the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by


                  Pioneer Government Income Fund | Annual Report | 7/31/08    41
the independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2007 was in the fourth quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2007 was in the third quintile relative to its Strategic Insight peer group. It was noted that PIM did not currently manage any accounts with an investment objective and strategies that were similar to the Fund.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Fund's expense ratio was reasonable, taking into account the size of the Fund and the quality of services provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Fund. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale

The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale.

The Trustees concluded that, because of the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels, any perceived or potential economies of scale would be shared between PIM and the Fund.


42    Pioneer Government Income Fund | Annual Report | 7/31/08

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered that affiliates of PIM serve as the Fund's transfer agent and distributor. The Trustees considered the receipt by PIM and its affiliates of sales loads and payments under Rule 12b-1 plans in respect of the Fund and the other Pioneer funds. The Trustees further considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the terms of the amended and restated investment advisory agreement between PIM and the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the amended and restated investment advisory agreement for the Fund.


                  Pioneer Government Income Fund | Annual Report | 7/31/08    43

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees (except Mr. Bock and Dr. Friedman) serves as a trustee of each of the 77 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. Bock serves as Trustee of 76 of the 77 Pioneer Funds and Dr. Friedman serves on 71 of the 77 Pioneer Funds. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.


44    Pioneer Government Income Fund | Annual Report | 7/31/08

Interested Trustees

                            Position Held            Term of Office and
Name and Age                With the Fund            Length of Service
John F. Cogan, Jr. (82)*    Chairman of the Board,   Trustee since 2005.
                            Trustee and President    Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
----------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (49)*   Trustee and Executive    Executive Vice President
                            Vice President           since 2007. Trustee
                                                     since May 2008. Serves
                                                     until a successor trustee
                                                     is elected or earlier
                                                     retirement or removal.
----------------------------------------------------------------------------------------------------------------------

                                                                                                Other Directorships
Name and Age                Principal Occupation During Past Five Years                         Held by this Trustee
John F. Cogan, Jr. (82)*    Deputy Chairman and a Director of Pioneer Global Asset Man-         None
                            agement S.p.A. ("PGAM"); Non-Executive Chairman and a Direc-
                            tor of Pioneer Investment Management USA Inc. ("PIM-USA");
                            Chairman and a Director of Pioneer; Chairman and Director of
                            Pioneer Institutional Asset Management, Inc. (since 2006);
                            Director of Pioneer Alternative Investment Management Limited
                            (Dublin); President and a Director of Pioneer Alternative Invest-
                            ment Management (Bermuda) Limited and affiliated funds;
                            Director of PIOGLOBAL Real Estate Investment Fund (Russia)
                            (until June 2006); Director of Nano-C, Inc. (since 2003); Director of Cole Management Inc. (since 2004); Director of Fiduciary
                            Counseling, Inc.; President and Director of Pioneer Funds Dis-
                            tributor, Inc. ("PFD") (until May 2006); President of all of the
                            Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale and
                            Dorr LLP
----------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (49)*   Director, CEO and President of Pioneer Investment Management        None
                            USA Inc. (since February 2007); Director and President of
                            Pioneer Investment Management, Inc. and Pioneer Institutional
                            Asset Management, Inc. (since February 2007); Executive Vice
                            President of all of the Pioneer Funds (since March 2007); Direc-
                            tor of Pioneer Global Asset Management S.p.A. (since April
                            2007); Head of New Markets Division, Pioneer Global Asset
                            Management S.p.A. (2000 - 2007)

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the fund's investment adviser and certain of its affiliates.
----------------------------------------------------------------------------------------------------------------------



                    Pioneer Government Income Fund | Annual Report | 7/31/08  45

Independent Trustees

                     Position Held    Term of Office and
Name and Age         With the Fund    Length of Service
David R. Bock (64)   Trustee          Trustee since 2005.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement
                                      or removal.
----------------------------------------------------------------------------------------------------------------------
Mary K. Bush (60)    Trustee          Trustee since 2005.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
----------------------------------------------------------------------------------------------------------------------

                                                                                          Other Directorships
Name and Age         Principal Occupation During Past Five Years                          Held by this Trustee
David R. Bock (64)   Executive Vice President and Chief Financial Officer, I-trax, Inc.   Director of Enterprise Com-
                     (publicly traded health care services company) (2004 - 2007);        munity Investment, Inc.
                     Partner, Federal City Capital Advisors (boutique merchant bank)      (privately-held affordable
                     (1997 to 2004 and 2008 - present); and Executive Vice Presi-         housing finance company);
                     dent and Chief Financial Officer, Pedestal Inc. (internet-based      and Director of New York
                     mortgage trading company) (2000 - 2002)                              Mortgage Trust (publicly
                                                                                          traded mortgage REIT)
----------------------------------------------------------------------------------------------------------------------
Mary K. Bush (60)    President, Bush International, LLC (international financial          Director of Marriott Interna-
                     advisory firm)                                                       tional, Inc., Director of Dis-
                                                                                          cover Financial Services
                                                                                          (credit card issuer and elec-
                                                                                          tronic payment services);
                                                                                          Director of Briggs & Stratton
                                                                                          Co. (engine manufacturer);
                                                                                          Director of UAL Corporation
                                                                                          (airline holding company);
                                                                                          Director of Mantech Interna-
                                                                                          tional Corporation (national
                                                                                          security, defense, and intel-
                                                                                          ligence technology firm);
                                                                                          and Member, Board of
                                                                                          Governors, Investment
                                                                                          Company Institute
----------------------------------------------------------------------------------------------------------------------

46  Pioneer Government Income Fund | Annual Report | 7/31/08

                            Position Held   Term of Office and
Name and Age                With the Fund   Length of Service
Benjamin M. Friedman (63)   Trustee         Trustee since May,
                                            2008. Serves until a
                                            successor trustee is
                                            elected or earlier
                                            retirement or removal
------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (61)   Trustee         Trustee since 2005.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement
                                            or removal
------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (57)        Trustee         Trustee since 2006.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement
                                            or removal
------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (60)    Trustee         Trustee since 2005.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement
                                            or removal
------------------------------------------------------------------------------------------------------------------------------
John Winthrop (72)          Trustee         Trustee since 2005.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement
                                            or removal
------------------------------------------------------------------------------------------------------------------------------

                                                                                               Other Directorships
Name and Age                Principal Occupation During Past Five Years                        Held by this Trustee
Benjamin M. Friedman (63)   Professor, Harvard University                                      Trustee, Mellon Institutional
                                                                                               Funds Investment Trust and
                                                                                               Mellon Institutional Funds
                                                                                               Master Portfolio (oversees 17
                                                                                               portfolios in fund complex)
------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (61)   Founding Director, Vice-President and Corporate Secretary, The     None
                            Winthrop Group, Inc. (consulting firm); and Desautels Faculty of
                            Management, McGill University
------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (57)        Private investor (2004 - present); and Senior Executive Vice       Director of Quadriserv Inc.
                            President, The Bank of New York (financial and securities          (technology products for
                            services) (1986 - 2004)                                            securities lending industry)
------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (60)    President and Chief Executive Officer, Newbury, Piret & Company,   Director of New America
                            Inc. (investment banking firm)                                     High Income Fund, Inc.
                                                                                               (closed-end investment
                                                                                               company)
------------------------------------------------------------------------------------------------------------------------------
John Winthrop (72)          President, John Winthrop & Co., Inc. (private investment firm)     None
------------------------------------------------------------------------------------------------------------------------------

                    Pioneer Government Income Fund | Annual Report | 7/31/08  47

Fund Officers

                             Position Held         Term of Office and
Name and Age                 With the Fund         Length of Service
Dorothy E. Bourassa (60)     Secretary             Since 2005. Serves
                                                   at the discretion of
                                                   the Board
-----------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (43)   Assistant Secretary   Since 2005. Serves
                                                   at the discretion of
                                                   the Board
-----------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (48)         Treasurer             Since March 2008.
                                                   Serves at the discretion
                                                   of the Board
-----------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (43)        Assistant Treasurer   Since 2005. Serves
                                                   at the discretion of
                                                   the Board
-----------------------------------------------------------------------------------------------------------------------
Gary Sullivan (50)           Assistant Treasurer   Since 2005. Serves
                                                   at the discretion of
                                                   the Board
-----------------------------------------------------------------------------------------------------------------------

                                                                                                 Other Directorships
Name and Age                 Principal Occupation During Past Five Years                         Held by this Officer
Dorothy E. Bourassa (60)     Secretary of PIM-USA; Senior Vice President - Legal of Pioneer;     None
                             Secretary/Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer Funds since September 2003 (Assistant
                             Secretary from November 2000 to September 2003)
-----------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (43)   Associate General Counsel of Pioneer since January 2008 and         None
                             Assistant Secretary of all of the Pioneer Funds since September
                             2003; Vice President and Senior Counsel of Pioneer from July
                             2002 to December 2007
-----------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (48)         Vice President - Fund Accounting, Administration and Controller-    None
                             ship Services of Pioneer; and Treasurer of all of the Pioneer
                             Funds since March 2008; Deputy Treasurer of Pioneer from
                             March 2004 to February 2008; Assistant Treasurer of all of the
                             Pioneer Funds from March 2004 to February 2008; and Treasurer and Senior Vice President, CDC IXIS Asset Management Services
                             from 2002 to 2003
-----------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (43)        Assistant Vice President - Fund Accounting, Administration and      None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------
Gary Sullivan (50)           Fund Accounting Manager - Fund Accounting, Administration and       None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
-----------------------------------------------------------------------------------------------------------------------

48  Pioneer Government Income Fund | Annual Report | 7/31/08

                              Position Held         Term of Office and
Name and Age                  With the Fund         Length of Service
Katherine Kim Sullivan (34)   Assistant Treasurer   Since 2005. Serves
                                                    at the discretion of
                                                    the Board
----------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (48)        Chief Compliance      Since January 2007.
                              Officer               Serves at the discretion
                                                    of the Board
----------------------------------------------------------------------------------------------------------------------

                                                                                               Other Directorships
Name and Age                  Principal Occupation During Past Five Years                      Held by this Officer
Katherine Kim Sullivan (34)   Fund Administration Manager - Fund Accounting, Administration    None
                              and Controllership Services since June 2003 and Assistant Trea-
                              surer of all of the Pioneer Funds since September 2003; Assis-
                              tant Vice President - Mutual Fund Operations of State Street
                              Corporation from June 2002 to June 2003 (formerly Deutsche
                              Bank Asset Management)
----------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (48)        Chief Compliance Officer of Pioneer since December 2006 and of   None
                              all the Pioneer Funds since January 2007; Vice President and
                              Compliance Officer, MFS Investment Management (August 2005
                              to December 2006); Consultant, Fidelity Investments (February
                              2005 to July 2005); Independent Consultant (July 1997 to
                              February 2005)
----------------------------------------------------------------------------------------------------------------------


                    Pioneer Government Income Fund | Annual Report | 7/31/08  49

                           This page for your notes.







50    Pioneer Government Income Fund | Annual Report | 7/31/08

                           This page for your notes.







                  Pioneer Government Income Fund | Annual Report | 7/31/08    51

                           This page for your notes.







52    Pioneer Government Income Fund | Annual Report | 7/31/08

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,

new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site: pioneerinvestments.com



This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



Pioneer Institutional
Money Market Fund

--------------------------------------------------------------------------------
Annual Report | July 31, 2008
--------------------------------------------------------------------------------


Ticker Symbols:
Class 1   AIOXX
Class 2   ASIXX
Class 3   ASPXX


[LOGO] PIONEER
       Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents

Letter to Shareowners                                         2
Portfolio Management Discussion                               4
Portfolio Summary                                             7
Prices and Distributions                                      8
Performance Update                                            9
Comparing Ongoing Fund Expenses                              10
Schedule of Investments                                      12
Financial Statements                                         20
Notes to Financial Statements                                26
Report of Independent Registered Public Accounting Firm      31
Approval of Investment Advisory Agreement                    34
Trustees, Officers and Service Providers                     38


          Pioneer Institutional Money Market Fund | Annual Report | 7/31/08    1

President's Letter

Dear Shareowner,

Staying diversified and keeping your portfolio invested in the markets are two general investment principles that have served investors well over time. They are particularly useful guides to keep in mind today, at a time when markets around the globe are being buffeted by problems in the financial and real estate industries and by concerns about a slowing economy.

After an extended period of steady economic growth with sustained low unemployment and low inflation, the U.S. economy ran into difficulty as 2007 drew to a close. Investors in subprime mortgages were forced to mark down the value of their assets, imperiling leveraged balance sheets. The ensuing credit crunch forced central banks in the United States and Europe to assume the role of "lender of last resort" to keep credit markets functioning. Conditions worsened in the first quarter of 2008, as falling prices, margin calls and deleveraging continued and the auction-rate preferred market seized up. By then, recession talk was widespread as concern grew that falling home prices, rising unemployment, and disruptions in financial markets posed a significant threat to economic growth. In the second quarter of 2008, oil prices increased from roughly $100 to nearly $150, and commodities nearly pushed real estate to second place in the "wall of worry" confronting investors.

Markets reacted poorly to these developments. Treasury bond prices rose as the market underwent a classic "flight to quality" during the period, leading up to the near failure of Bear Stearns, but almost have returned to start-of-year levels. Fixed-income credit spreads (the difference in rates between corporate and U.S. government bonds) widened dramatically, and stock markets fell.

In the 12-month period ending July 31, 2008, the Dow Jones Industrial Average fell 12%, the Standard & Poor's 500 Index fell 11% and the NASDAQ Composite Index fell 9%. The MSCI EAFE Developed Market Index of international stock markets fell 12%, and the MSCI Emerging Markets Index fell 4% during the same period. The U.S. investment-grade bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned 6% over the 12-month period, while the U.S. high-yield bond market, as measured by the Merrill Lynch High Yield Bond Master II Index, fell 1% as the price declines associated with widening of credit spreads more than offset the lower-quality bonds' higher-coupon income.


2    Pioneer Institutional Money Market Fund | Annual Report | 7/31/08

While markets have been volatile, economic fundamentals may have turned the corner. Economic growth bottomed in the fourth quarter of 2007 and has accelerated in each of the first two quarters of 2008. Oil prices have fallen more than 10% from their mid-July peak, and many other commodity prices have softened. Home sales are showing signs of recovering. A recession, although unlikely given strong export markets and relatively low inventory levels in the economy, still is a possibility, given the weakened financial state of the U.S. consumer and the difficulty obtaining credit throughout the United States. Regardless of the exact outcome, we expect growth overall to be muted. On the other hand, the cheap U.S. dollar and substantial fiscal and monetary stimulus are potent supports for the economy. Markets remain volatile, and falling risk tolerances and deleveraging may depress asset prices in the short term, but equity and corporate bond valuations look attractive over a longer time horizon.

Sudden swings in the markets are always to be expected, but they are difficult to time. Maintaining a long-term time horizon, being diversified, and paying attention to asset allocation are important investment principles. As always, we encourage you to work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective and to adhere to a strategic plan rather than letting emotions drive investment decisions.


Respectfully,

/s/ Daniel K. Kingsbury


Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.



Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


          Pioneer Institutional Money Market Fund | Annual Report | 7/31/08    3

Portfolio Management Discussion | 7/31/08

Continued weakness in the U.S. housing market and substantial volatility in the financial markets contributed to a memorable 2008 fiscal year for Pioneer Institutional Money Market Fund. In the following interview, portfolio manager Seth Roman discusses how his cautious, conservative style of management helped to preserve the Fund's credit integrity amidst great market turmoil while maintaining liquidity to meet investors' needs. Mr. Roman is a member of Pioneer's Fixed Income Group, which is responsible for the daily management of the Fund.

Pioneer Institutional Money Market Fund invests in high-quality money market instruments issued by the U.S. government, domestic corporations and banks. All holdings have the highest ratings from the two nationally recognized ratings organizations: A1 by Standard & Poor's Investor Services and P1 by Moody's Investors Services. (Ratings apply to underlying securities, not Fund shares.)

Q    How did the Fund perform during the 12-month period ended July 31, 2008?

A For the year ended July 31, 2008, the Fund's Class 1 shares had a total return of 4.02%. In comparison, the average return for the 387 Institutional Money Market Funds tracked by Lipper, Inc., the Fund's competitive universe, was 3.73% for the same period.

     With the Federal Reserve Board (the Fed) reducing short-term interest rates to promote economic growth and infuse liquidity into the financial system, money market yields declined throughout the semiannual period. Consequently, the seven-day effective compound yield for Class 1 shares fell from 4.83% at the start of the reporting period on July 31, 2007, to 2.65% on July 31, 2008. The Fund's net asset value remained stable at $1.00 a share during this turbulent six-month period.

     Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q What were some of the concerns weighing on the financial markets during the reporting period?

A Given the Fund's commitment to superior credit quality, it didn't have any direct exposure to the subprime market. However, the severity of the subprime crisis caused investors to reevaluate risk across all types of investments. Prices fell and yields rose on all but the highest-quality fixed income


4 Pioneer Institutional Money Market Fund | Annual Report | 7/31/08 securities, as investors demanded more yield on riskier bonds amid increased concerns that the economy might weaken. The uncertainty triggered a sharp and sudden reevaluation of credit risk and a flight to quality across all types of investment securities. Well-publicized difficulties at several major investment banks, hedge fund managers and among the insurers of repackaged loans added to investors' uncertainty - as did angst about slower growth, inflation, and a weak U.S. dollar.

     At the heart of the uncertainty were worries about the developing credit crunch, in which lenders and investors cut off the capital that businesses need to grow and consumers need to buy homes. The Fed was proactive and infused liquidity into the financial system by reducing its discount rate - the rate at which banks can borrow from the central bank - starting in August 2007. This was the first of nine cuts, which culminated in the discount rate falling from 6.25% to 2.75% by the end of the reporting period.

     To help foster economic growth, the Fed initiated a series of cuts in the Federal funds rate starting in September 2007. This benchmark rate is the interest rate banks charge each other for overnight loans to maintain reserve levels. This is a key interest rate and major policy tool for the Fed, because it has a direct impact on the economy, especially since so many kinds of consumer and commercial loans are tied to it. By the close of the fiscal period, the Federal funds rate decreased from 5.25% to 2.00%.

     Both actions had a positive impact on the markets by increasing liquidity and reassuring investors that the Fed was willing to do its part to fend off a recession.

Q    What were the Fund's principal strategies during the reporting period?

A We were primarily concerned about safety and liquidity to protect shareowners' principal while providing immediate access to their money. The Fund invested in only the highest-quality securities and avoided the types of complex financial investments that carry credit risks during the reporting period.

     By early fall, we'd anticipated correctly that the Fed would lower interest rates to stem the effects of the housing and mortgage market crisis and to foster growth. In anticipation of a weaker U.S. economy, we adjusted our asset allocation to better reflect this weakness. In particular, we reduced the Fund's exposure to commercial paper investments and moved the Fund into more certificates of deposit and repurchase agreements.

     During the spring of 2008, with renewed fears about the viability of financial institutions sparking another flight to quality, we placed an even greater emphasis on quality, investing the Fund in CDs issued by banks with the size and stature to withstand market pressures.


          Pioneer Institutional Money Market Fund | Annual Report | 7/31/08    5

     We kept the Fund's average days to maturity in the range of 40 to 50 days throughout the fiscal year. On August 1, 2007, and July 31, 2008, the average days to maturity was 49 days and 48 days, respectively.

Q    What is your investment outlook over the next several months?

A We do not think that it is likely that interest rates will rise soon, despite recent changes in emphasis of the Fed, which appears to have changed its focus to pay more attention to restraining inflationary pressures. However, while energy and food prices have risen significantly, we have not seen upward pressure on wages, which can have a major impact on overall inflation. As a consequence, we do not think that the Fed will raise short-term interest rates in the near future. In such an environment, we may extend somewhat the duration - or, sensitivity to changes in interest rates - of the Fund's securities to gain yield, but we'll proceed with caution, as we remain primarily concerned with maintaining the Fund's high quality and liquidity.



Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Fund shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.


6    Pioneer Institutional Money Market Fund | Annual Report | 7/31/08

Portfolio Summary | 7/31/08


Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[The following data was represented as a pie chart in the printed material]

U.S. Corporate Bonds                                    35.5%
Commercial Paper                                        42.1%
Repurchase Agreements                                   13.4%
Mutual Fund                                              3.6%
U.S. Government Securities                               3.4%
Municipal Bonds                                          2.0%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total debt holdings)*


 1.    BNP Paribas, Floating Rate Note, 11/25/08                             2.84%
 2.    Toyota Motor Credit Corp., Floating Rate Note, 1/12/09                2.73
 3.    General Electric Capital Corp., Floating Rate Note, 1/5/09            2.47
 4.    Bank of Nova Scotia, Floating Rate Note, 1/16/09                      2.37
 5.    Westpac Banking Floating Rate Note, 2/6/09 (144A)                     1.72
 6.    Wells Fargo Bank NA, 2.43% 8/6/08                                     1.71
 7.    KBC Financial Products International, Ltd., 2.83%, 9/26/08 (144A)     1.71
 8.    Rabobank USA Financial Corp., 2.58%, 8/1/08                           1.70
 9.    Toronto Dominion Bank, 2.41%, 8/18/08                                 1.64
10.    Nordea Bank New York, 3.23%, 7/10/09                                  1.53

* This list excludes Repurchase Agreements and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.


          Pioneer Institutional Money Market Fund | Annual Report | 7/31/08    7

Prices and Distributions | 7/31/08

Net Asset Value Per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
    Class          7/31/08           7/31/07
--------------------------------------------------------------------------------
      1            $ 1.00            $ 1.00
--------------------------------------------------------------------------------
      2            $ 1.00            $ 1.00
--------------------------------------------------------------------------------
      3            $ 1.00            $ 1.00
--------------------------------------------------------------------------------


Distributions Per Share: 8/1/07-7/31/08
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                     Net Investment       Short-Term        Long-Term
      Class             Income          Capital Gains     Capital Gains
--------------------------------------------------------------------------------
        1             $ 0.0395            $   --         $   --
--------------------------------------------------------------------------------
        2             $ 0.0370            $   --         $   --
--------------------------------------------------------------------------------
        3             $ 0.0345            $   --         $   --
--------------------------------------------------------------------------------

Yields*
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
      Class              7-Day Annualized         7-Day Effective**
--------------------------------------------------------------------------------
        1                    2.62%                    2.65%
--------------------------------------------------------------------------------
        2                    2.37%                    2.40%
--------------------------------------------------------------------------------
        3                    2.12%                    2.14%
--------------------------------------------------------------------------------

*    Please contact Pioneer to obtain the Fund's current 7-day yields.
**   Assumes daily compounding of dividends.

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.


8    Pioneer Institutional Money Market Fund | Annual Report | 7/31/08

Performance Update | 7/31/08

Expense Ratio
--------------------------------------------------------------------------------
(Per Prospectus dated 12/1/07)


--------------------------------------------------------------------------------
      Class            Gross            Net
--------------------------------------------------------------------------------
        1              0.24%          0.24%
--------------------------------------------------------------------------------
        2              0.49%          0.49%
--------------------------------------------------------------------------------
        3              0.74%          0.74%
--------------------------------------------------------------------------------

Pioneer has agreed to limit the Fund's expenses for any class of shares or waive a portion of its management fee to maintain a net asset value of $1.00. Under certain circumstances, this limitation may result in a 0.00% yield for one or more classes of shares. From time to time, Pioneer and its affiliates may limit the expenses of one or more classes for the purpose of increasing its yield during the period of the limitation. These expense limitation policies are voluntary and temporary and may be revised or terminated by Pioneer at any time without notice.

Performance does not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

Pioneer Institutional Money Market Fund was created through the reorganization of AmSouth Institutional Prime Obligations Money Market Fund on September 23, 2005. The performance of the Class 1 shares, Class 2 shares and Class 3 shares of the Fund includes the performance of the predecessor AmSouth Institutional Prime Obligations Money Market Fund's Institutional Class 1 shares, Institutional Class 2 shares and Institutional Class 3 shares prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). If the performance had been adjusted to reflect all differences in expenses, the performance of the Fund would be lower.


          Pioneer Institutional Money Market Fund | Annual Report | 7/31/08    9

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.


Using the Tables
--------------------------------------------------------------------------------
Actual Expenses


The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Institutional Money Market Fund

Based on actual returns from February 1, 2008 through July 31, 2008.


--------------------------------------------------------------------------------
 Share Class                            1                2                3
--------------------------------------------------------------------------------
Beginning Account Value            $ 1,000.00       $ 1,000.00       $ 1,000.00
on 2/1/08
--------------------------------------------------------------------------------
Ending Account Value (after        $ 1,014.93       $ 1,013.68       $ 1,012.52
expenses) on 7/31/08
--------------------------------------------------------------------------------
Expenses Paid During Period*       $     1.25       $     2.50       $     3.75
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.25%, 0.50%, and 0.75%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the partial year period).


10    Pioneer Institutional Money Market Fund | Annual Report | 7/31/08

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.


You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.


Expenses Paid on a $1,000 Investment in Pioneer Institutional Money Market Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from February 1, 2008 through July 31, 2008.


--------------------------------------------------------------------------------
Share Class                              1                2                3
--------------------------------------------------------------------------------
Beginning Account Value            $ 1,000.00       $ 1,000.00       $ 1,000.00
on 2/1/08
--------------------------------------------------------------------------------
Ending Account Value (after        $ 1,023.62       $ 1,022.38       $ 1,021.13
expenses) on 7/31/08
--------------------------------------------------------------------------------
Expenses Paid During Period*       $     1.26       $     2.51       $     3.77
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.25%, 0.50%, and 0.75%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the partial year period).


         Pioneer Institutional Money Market Fund | Annual Report | 7/31/08    11

Schedule of Investments | 7/31/08

-----------------------------------------------------------------------------------------------------
               Floating          S&P/Moody's
Principal      Rate (b)          Ratings
Amount         (unaudited)       (unaudited)                                            Value
-----------------------------------------------------------------------------------------------------
                                            CORPORATE BONDS -- 35.4%
                                            CAPITAL GOODS -- 2.6%
                                            Industrial Conglomerates -- 2.6%
 $ 17,375,000   2.83             AAA/AAA    General Electric Capital Corp., Floating
                                            Rate Note, 1/5/09                           $ 17,398,667
    4,455,000   2.48             AAA/AAA    General Electric Capital Corp., Floating
                                            Rate Note, 5/8/09                              4,454,500
                                                                                        ------------
                                                                                        $ 21,853,167
                                                                                        ------------
                                            Total Capital Goods                         $ 21,853,167
-----------------------------------------------------------------------------------------------------
                                            BANKS -- 18.8%
                                            Diversified Banks -- 17.4%
      475,000                    AA/AA3     Bank of America Corp., 3.25%, 8/15/08       $    475,029
      400,000                    AA/AA3     Bank of America Corp., 5.875%, 2/15/09           405,775
   20,000,000   2.46             AA/AA1     BNP Paribas, Floating Rate
                                            Note, 11/25/08                                19,995,317
    7,085,000   2.90             AA/AA1     BNP Paribas, Floating Rate Note, 2/13/09       7,085,000
    9,820,000   2.79             AA+/AA1    BP Capital Markets Plc, Floating Rate
                                            Note, 1/9/09                                   9,820,000
    7,250,000   2.99             AA/AA1     Commonwealth Bank Australia, Floating
                                            Rate Note, 2/3/09                              7,250,000
    5,000,000   2.80             AA-/AA1    Credit Agricole, Floating Rate
                                            Note, 11/24/08                                 5,000,000
    5,000,000   3.03             AA-/AA1    Credit Agricole, Floating Rate Note,
                                            2/13/09 (144A)                                 5,000,000
    9,650,000   2.81             NR/NR      KBC Bank NV, Floating Rate
                                            Note, 12/16/08                                 9,650,000
    2,350,000   3.15             AA-/AA1    Nordea Bank AB, Floating Rate
                                            Note, 8/24/09                                  2,350,000
    4,700,000   2.89             AAA/AAA    RaboBank Nederland, Floating Rate Note,
                                            4/30/09 (144A)                                 4,700,000
    4,120,000                    AAA/AAA    RaboBank Nederland, Floating Rate
                                            Note, 5/15/09                                  4,120,000
    6,000,000   2.45             AA-/AAA    Royal Bank of Canada, Floating Rate
                                            Note, 10/3/08                                  6,000,000
    2,535,000   2.86             AA-/AAA    Royal Bank of Canada, Floating Rate
                                            Note, 5/15/09                                  2,535,000
    9,665,000   2.52             AA-/NA     Royal Bank of Canada, Floating Rate
                                            Note, 9/10/08                                  9,663,717
    6,370,000   2.45             A+/AA3     Svenska Handelsbanken, Floating Rate
                                            Note, 10/10/08                                 6,370,000
    4,820,000   2.45             A+/AA3     Svenska Handelsbanken, Floating Rate
                                            Note, 9/19/08                                  4,817,590
    9,100,000                    NR/MIG1    U.S. Bank NA, 2.85%, 8/21/08                   9,100,000
    6,500,000                    NR/AA1     U.S. Bank NA, 3.0%, 4/28/09                    6,500,000
    3,600,000                    AA+/AA1    U.S. Bank NA, 4.4%, 8/15/08                    3,601,910

The accompanying notes are an integral part of these financial statements.

12    Pioneer Institutional Money Market Fund | Annual Report | 7/31/08

-----------------------------------------------------------------------------------------------------
                Floating         S&P/Moody's
Principal       Rate (b)         Ratings
Amount          (unaudited)      (unaudited)                                            Value
-----------------------------------------------------------------------------------------------------
                                            Diversified Banks -- (continued)
 $  2,870,000                    A+/A1      Wachovia Corp., 3.5%, 8/15/08               $  2,867,971
      310,000   2.85             A+/A1      Wachovia Corp., Floating Rate
                                            Note, 10/28/08                                   309,924
    3,260,000   2.61             AA+/AA1    Wells Fargo & Co., Floating Rate
                                            Note, 7/14/08 (144A)                           3,260,000
      200,000                    AA+/AA1    Wells Fargo & Co., 3.125%, 4/1/09                199,935
    4,175,000   2.45             AA/AA1     Westpac Banking, Floating Rate Note,
                                            12/5/08 (144A)                                 4,175,000
   12,090,000   2.93             AA/AA1     Westpac Banking, Floating Rate Note,
                                            2/6/09 (144A)                                 12,087,553
                                                                                        ------------
                                                                                        $147,339,721
----------------------------------------------------------------------------------------------------
                                            Regional Banks -- 0.0%
      225,000                    A+/AA3     Suntrust Banks, 4.0%, 10/15/08              $    224,569
----------------------------------------------------------------------------------------------------
                                            Thrifts & Mortgage Finance -- 1.4%
   12,000,000                    AAA/AAA    Wells Fargo Bank NA, 2.43%, 8/6/08          $ 12,000,000
                                                                                        ------------
                                            Total Banks                                 $159,564,290
----------------------------------------------------------------------------------------------------
                                            DIVERSIFIED FINANCIALS -- 9.8%
                                            Asset Management & Custody Banks -- 0.6%
    1,400,000                    AA-/AA3    Bank of New York Mellon,
                                            3.625%, 1/15/09                             $  1,405,123
    3,710,000                    AA-/AA3    Mellon Funding Corp., 3.25%, 4/1/09            3,712,787
                                                                                        ------------
                                                                                        $  5,117,910
----------------------------------------------------------------------------------------------------
                                            Consumer Finance -- 0.6%
      385,000                     A+/A1     National Rural Utilities, 5.75%, 11/1/08    $    387,201
    4,880,000   2.47              A+/A1     National Rural Utilities, Floating Rate
                                            Note, 7/3/08                                   4,880,000
                                                                                        ------------
                                                                                        $  5,267,201
----------------------------------------------------------------------------------------------------
                                            Investment Banking & Brokerage -- 1.4%
    4,000,000   2.60              A/A2      Merrill Lynch & Co., Inc., Floating Rate
                                            Note, 8/22/08                               $  4,000,000
      250,000   2.75              A/A2      Merrill Lynch & Co., Inc., Floating Rate
                                            Note, 8/22/08                                    249,968
    1,500,000   2.60              A/A2      Merrill Lynch & Co., Inc., Floating Rate
                                            Note, 8/14/08                                  1,500,000
    6,000,000   2.55             A+/AA3     Morgan Stanley, Floating Rate
                                            Note, 12/26/08                                 6,000,000
                                                                                        ------------
                                                                                        $ 11,749,968
----------------------------------------------------------------------------------------------------
                                            Multi-Sector Holding -- 0.3%
    3,000,000   3.00            A-1+/AA1    Svenska Handelsbunken, Floating Rate
                                            Note, 2/6/09 (144A)                         $  3,000,000
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Institutional Money Market Fund | Annual Report | 7/31/08    13

-----------------------------------------------------------------------------------------------------
                Floating         S&P/Moody's
Principal       Rate (b)         Ratings
Amount          (unaudited)      (unaudited)                                            Value
-----------------------------------------------------------------------------------------------------
                                            Diversified Financial Services -- 6.9%
 $  2,725,000   2.81             AA+/AAA    Bank of America Corp., Floating Rate
                                            Note, 12/18/08                              $  2,724,251
    4,530,000   2.99             AA+/AAA    Bank of America Corp., Floating Rate
                                            Note, 4/3/09                                   4,529,598
    4,260,000                    AA-/AA3    Bank One Corp., 6.0%, 8/1/08                   4,260,000
    8,380,000                    AA-/AA1    Donaldson Lufkin Jenrett,
                                            3.875%, 1/15/09                                8,397,170
      450,000   2.85             AA-/AA3    JP Morgan Chase & Co., Floating Rate
                                            Note, 12/2/08                                    449,593
    8,030,000   2.86             AA-/AA3    JP Morgan Chase & Co., Floating Rate
                                            Note, 3/9/09                                   8,039,135
    3,265,000                    AAA/AAA    Toyota Motor Credit Corp.,
                                            2.875%, 8/1/08                                 3,265,000
   19,200,000   2.51             AAA/AAA    Toyota Motor Credit Corp., Floating Rate
                                            Note, 1/12/09                                 19,200,000
    7,500,000   2.75             AAA/AAA    Toyota Motor Credit Corp., Floating Rate
                                            Note, 9/15/08                                  7,500,000
                                                                                        ------------
                                                                                        $ 58,364,747
                                                                                        ------------
                                            Total Diversified Financials                $ 83,499,826
-----------------------------------------------------------------------------------------------------
                                            INSURANCE -- 3.1%
                                            Life & Health Insurance -- 3.1%
   10,000,000   3.16             AA/AA3     MetLife Global Funding I, Floating Rate
                                            Note, 6/12/09                               $ 10,000,000
    6,765,000   2.56             AA/AA3     MetLife Global Funding I, Floating Rate
                                            Note, 8/14/08                                  6,765,063
   10,000,000   3.04             AA/AA3     MetLife Global Funding, Floating Rate
                                            Note, 2/9/09                                  10,000,000
                                                                                        ------------
                                                                                        $ 26,765,063
                                                                                        ------------
                                            Total Insurance                             $ 26,765,063
-----------------------------------------------------------------------------------------------------
                                            TECHNOLOGY HARDWARE & EQUIPMENT -- 1.1%
                                            Computer Hardware -- 1.1%
    9,230,000   3.13              A+/A1     IBM International Group Capital, Floating
                                            Rate Note, 7/29/09                          $  9,262,373
                                                                                        ------------
                                            Total Technology Hardware & Equipment       $  9,262,373
-----------------------------------------------------------------------------------------------------
                                            TOTAL CORPORATE BONDS
                                            (Cost $300,944,719)                         $300,944,719
-----------------------------------------------------------------------------------------------------
                                            U.S. GOVERNMENT AGENCY
                                            OBLIGATIONS -- 3.3%
                                            Government -- 3.3%
    8,300,000                    AAA/AAA    Federal Home Loan Mortgage Corp.,
                                            3.125%, 6/23/09                             $  8,300,000
    2,280,000   2.39             AAA/AAA    Federal Home Loan Mortgage Corp.,
                                            Floating Rate Note, 10/19/09                   2,278,961

The accompanying notes are an integral part of these financial statements.

14    Pioneer Institutional Money Market Fund | Annual Report | 7/31/08

-----------------------------------------------------------------------------------------------------
                Floating         S&P/Moody's
Principal       Rate (b)         Ratings
Amount          (unaudited)      (unaudited)                                            Value
-----------------------------------------------------------------------------------------------------
                                            Government -- (continued)
 $  8,945,000   2.72             AAA/AAA    Federal National Mortgage Association,
                                            Floating Rate Note, 1/28/10                 $  8,945,000
    8,925,000   2.27             AAA/AAA    Federal National Mortgage Association,
                                            Floating Rate Note, 9/3/09                     8,925,000
                                                                                        ------------
                                                                                        $ 28,448,961
----------------------------------------------------------------------------------------------------
                                            TOTAL U.S. GOVERNMENT AGENCY
                                            OBLIGATIONS
                                            (Cost $28,448,961)                          $ 28,448,961
----------------------------------------------------------------------------------------------------
                                            MUNICIPAL BONDS -- 2.0%
                                            Municipal Government -- 1.2%
    2,200,000   2.55             AA/Aa3     Mississippi State Series B General,
                                            Variable Rate Note, 11/1/28                 $  2,200,000
    7,900,000   2.56             AA/AA1     Texas State Tax & Rev Antic, Variable Rate
                                            Note, 12/1/27                                  7,900,000
                                                                                        ------------
                                                                                        $ 10,100,000
----------------------------------------------------------------------------------------------------
                                            Municipal Development -- 0.4%
    3,130,000   2.71             NR/Aa1     Nassau County New York Industrial
                                            Development, Floating Rate
                                            Note, 11/1/14                               $  3,130,000
----------------------------------------------------------------------------------------------------
                                            Municipal Single Family Housing -- 0.4%
    3,760,000   2.80             AAA/Aaa    Iowa Finance Authority Revenue, Floating
                                            Rate Note, 7/1/37                           $  3,760,000
                                                                                        ------------
                                            TOTAL MUNICIPAL BONDS
                                            (Cost $16,990,000)                          $ 16,990,000
----------------------------------------------------------------------------------------------------
                                            COMMERCIAL PAPER -- 42.0%
    9,400,000   2.70             NR/AA3     Abbey National Treasury Service, Floating
                                            Rate Note, 2/13/09                          $  9,400,000
    4,690,000                    AA-/AA3    ABN AMRO Bank NV, 3.03%, 10/24/08              4,690,320
    8,640,000   2.60             NR/AA3     ABN AMRO Bank NV, Floating Rate
                                            Note, 8/13/08                                  8,640,014
    4,625,000                   A-1+/P-1    American International Group Funding,
                                            2.5%, 8/4/08                                   4,624,036
    9,195,000                    A-1/P-1    AT&T, Inc., 2.14%, 8/8/08 (144A)               9,191,174
    6,025,000                   A-1+/P-1    Banco Bilbao Vizcaya, 2.55%,
                                            8/1/08 (144A)                                  6,025,000
   10,355,000                    AA/AA1     Banco Bilbao Vizcaya, 2.625%, 8/22/08         10,354,872
    4,720,000                    AA/AA1     Banco Bilbao Vizcaya, 2.705%, 8/8/08           4,720,177
    4,700,000                    AA/AA1     Banco Bilbao Vizcaya, 2.755%, 10/7/08          4,700,044
    2,040,000                    A-1/P-1    Banco Bilbao Vizcaya, 2.95%,
                                            11/26/08 (144A)                                2,020,442
    7,000,000                   A-1+/CAA    Banco Santander YCD, 2.73%, 9/18/08            7,000,732
    4,500,000                    AA+/AAA    Bank of America Corp., 2.65%, 10/7/08          4,500,000
    7,200,000                    AA+/AAA    Bank of America Corp., 2.74%, 12/5/08          7,200,000

The accompanying notes are an integral part of these financial statements.

         Pioneer Institutional Money Market Fund | Annual Report | 7/31/08    15

-----------------------------------------------------------------------------------------------------
                Floating         S&P/Moody's
Principal       Rate (b)         Ratings
Amount          (unaudited)      (unaudited)                                            Value
-----------------------------------------------------------------------------------------------------
                                            Commercial Paper -- (continued)
 $  2,130,000                    A-1+/P-1   Bank of America Corp., 2.84%, 10/14/08      $  2,117,565
    6,550,000                     AA/AAA    Bank of New York, 5.05%, 3/3/09                6,623,135
   16,650,000   2.89             A-1+/P-1   Bank of Nova Scotia, Floating Rate
                                            Note, 1/16/09                                 16,650,764
    8,480,000   3.13              AA/AA1    Bank of Nova Scotia, Floating Rate
                                            Note, 5/6/09                                   8,480,000
    4,870,000                     NR/AA3    BNP Paribas, 3.03%, 1/2/09                     4,870,000
    7,650,000                    A-1+/P-1   CBA Delaware Finance, 2.385%, 8/14/08          7,643,411
    4,110,000                    a-1+/p-1   CBA Delaware Finance, 2.59%, 9/3/08            4,100,242
    4,000,000                    A-1+/P-1   CBA Delaware Finance, 2.72%, 10/23/08          3,974,916
    2,125,000                    a-1+/p-1   CBA Delaware Finance, 2.77%, 9/15/08           2,117,669
    4,700,000                     AA/Aa1    Citibank NA, 2.6%, 8/12/08                     4,700,000
    8,500,000                     AA/Aa1    Citibank NA, 2.63%, 8/19/08                    8,500,000
    4,135,000                    A-1+/P-1   Danske Corp., 2.56%, 2/20/08 (144A)            4,128,825
    2,075,000                    A-1+/P-1   Danske Corp., 2.75%, 9/15/08 (144A)            2,067,867
    9,400,000   3.01              AA/AA1    Deutsche Bank, Floating Rate
                                            Note, 1/21/09                                  9,400,000
    9,025,000   2.46              AA/AA1    Deutsche Bank, Floating Rate
                                            Note, 1/9/09                                   9,017,084
    9,425,000   2.79              AA/AA1    Deutsche Bank, Floating Rate
                                            Note, 9/22/08                                  9,428,372
    6,750,000                     AA/AA1    Dexia Bank New York Branch,
                                            2.82%, 10/10/08                                6,750,229
    4,330,000                     NR/AA1    Dexia Credit Local SA New York,
                                            2.69%, 8/7/08                                  4,330,014
    1,800,000   2.41              NR/AA1    Dexia Credit Local SA New York, Floating
                                            Rate Note, 9/29/08                             1,798,683
    4,241,000                    A-1+/P-1   Dexia Delaware LLC, 2.68%, 8/12/08             4,237,527
    4,100,000                     A-1/AA3   Fortis Bank New York, 2.65%, 9/5/08            4,100,000
    8,275,000                     A-1/AA3   Fortis Bank SA/NV, 2.75%, 9/16/08              8,275,000
    6,300,000                    A-1+/P-1   Fortis Banque Luxembourg,
                                            2.63%, 8/6/08                                  6,297,699
   12,050,000                     AA-/Aa2   KBC Financial Products International, Ltd.,
                                            2.83%, 9/26/08 (144A)                         11,997,177
   10,750,000                     AA-/AA3   Nordea Bank New York, 3.23%, 7/10/09          10,750,992
    3,400,000   2.43              AA-/AA1   Nordea Bank New York, Floating Rate
                                            Note, 12/1/08                                  3,395,411
    4,700,000   2.82              AA-/AA3   Nordea Bank New York, Floating Rate
                                            Note, 2/12/09                                  4,700,000
    4,865,000                    A-1+/P-1   Nordea North America, Inc.,
                                            2.68%, 9/25/08                                 4,845,080
    4,350,000                    A-1+/P-1   Nordea North America, Inc.,
                                            2.77%, 9/29/08                                 4,330,252
    5,675,000                     NR/AAA    Rabobank Nederland NV,
                                            2.62%, 8/19/08                                 5,675,190

The accompanying notes are an integral part of these financial statements.

16    Pioneer Institutional Money Market Fund | Annual Report | 7/31/08

-----------------------------------------------------------------------------------------------------
                Floating         S&P/Moody's
Principal       Rate (b)         Ratings
Amount          (unaudited)      (unaudited)                                            Value
-----------------------------------------------------------------------------------------------------
                                            Commercial Paper -- (continued)
 $ 11,940,000                   A-1+/P-1    Rabobank U.S.A. Financial Corp.,
                                            2.58%, 8/1/08                               $ 11,940,000
    1,000,000   2.68             A-1/AAA    Royal Bank of Canada New York, Floating
                                            Rate Note, 4/16/09                               998,110
      200,000                    AA-/AAA    Royal Bank of Canada, 5.29%, 2/2/09              201,945
    3,200,000   7.00             AA-/AAA    Royal Bank of Canada, Floating Rate
                                            Note, 6/30/09                                  3,193,717
    2,295,000                    AA-/AAA    Royal Bank of Canada, Floating Rate
                                            Note, 8/7/09                                   2,295,000
    6,200,000                    AA/AAA     Royal Bank of Scotland New York,
                                            2.72%, 8/11/08                                 6,200,100
    4,800,000                    AA/AAA     Royal Bank of Scotland New York,
                                            2.96%, 11/3/08                                 4,802,567
    3,330,000                    AA/AAA     Royal Bank of Scotland New York,
                                            3.18%, 12/12/08                                3,330,060
    4,100,000                     NR/NR     Societe Generale North America,
                                            2.61%, 8/8/08                                  4,097,863
    4,210,000                   A-1+/P-1    Societe Generale North America,
                                            2.79%, 9/15/08                                 4,195,318
    1,370,000                     NR/NR     Societe Generale North America,
                                            2.85%, 9/12/08                                 1,365,445
    2,050,000                    AA-/AA3    Societe Generale North America,
                                            2.9%, 12/8/08                                  2,047,739
    9,285,000                     NR/NR     State Street, 2.4%, 9/11/08                    9,259,621
    4,560,000                   A-1+/P-1    State Street, 2.5%, 9/15/08                    4,545,750
    4,900,000                    NA/AA1     Svenska Handelsbanken,
                                            2.69%, 10/9/08                                 4,900,093
    1,800,000   2.76             NA/AA1     Svenska Handelsbanken, Floating Rate
                                            Note, 1/5/09                                   1,797,557
    2,400,000   3.11             NA/AA1     Svenska Handelsbanken, Floating Rate
                                            Note, 7/8/09                                   2,400,000
   11,500,000                    A-1/AAA    Toronto Dominion Bank, 2.41%, 8/18/08         11,500,055
    4,150,000                    AA+/AA3    UBS AG Stamford, 2.75%, 9/22/08                4,150,060
    4,630,000                   A-1+/P-1    Wells Fargo Financial, 2.43%, 8/15/08          4,625,625
      500,000                   A-1+/P-1    Westpac Banking Corp., 2.61%,
                                            8/6/08 (144A)                                    499,819
                                                                                        ------------
                                            TOTAL COMMERCIAL PAPER
                                            (Cost $356,716,359)                         $356,716,359
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

         Pioneer Institutional Money Market Fund | Annual Report | 7/31/08    17

-----------------------------------------------------------------------------------------------------
                Floating         S&P/Moody's
Principal       Rate (b)         Ratings
Amount          (unaudited)      (unaudited)                                            Value
-----------------------------------------------------------------------------------------------------
                                            REPURCHASE AGREEMENTS -- 13.4%
 $ 35,000,000                               Bank of America, 2.18%, dated 7/31/08,
                                            repurchase price of $35,000,000 plus
                                            accrued interest on 8/1/08 collateralized
                                            by the following:
                                              $3,977,268, U.S. Treasury Note,
                                                3.875%, 5/15/09                         $ 35,000,000
   31,000,000                               Barclays Plc, 2.18%, dated 7/31/08,
                                            repurchase price of $31,000,000 plus
                                            accrued interest on 8/1/08 collateralized
                                            by the following:
                                              $22,590,288 Freddie Mac Giant,
                                                4.5 - 5.0%, 12/1/20 - 3/1/28
                                              $14,941,208 Federal National
                                                Mortgage Association,
                                                6.0%, 11/1/37                             31,000,000
   28,000,000                               Deutsche Bank, 2.20%, dated 7/31/08,
                                            repurchase price of $28,000,000 plus
                                            accrued interest on 8/1/08 collateralized
                                            by the following:
                                              $26,945,044 Freddie Mac Giant,
                                                4.5 - 7.0%, 5/1/17 - 7/1/38
                                              $3,443,081 Federal Home Loan
                                                Mortgage Corp., 4.612 - 5.783%,
                                                6/1/35 - 5/1/38
                                              $26,966,886 Federal National
                                                Mortgage Association (ARM),
                                                4.624 - 6.812%,
                                                12/1/16 - 12/1/37
                                              $1,427,042 Government National
                                                Mortgage Association, 6.5 - 7.0%,
                                                12/15/36 - 7/15/38
                                              $94,677 Federal National Mortgage
                                                Association, 5.0%, 4/1/23                 28,000,000
    5,000,000                               JP Morgan, 2.18%, dated 7/31/08,
                                            repurchase price of $5,000,000
                                            plus accrued interest on 8/1/08
                                            collateralized by $7,122,172 Federal
                                            National Mortgage Association,
                                            5.5 - 7.0%, 2/1/18 - 2/1/38                    5,000,000

The accompanying notes are an integral part of these financial statements.

18    Pioneer Institutional Money Market Fund | Annual Report | 7/31/08

-----------------------------------------------------------------------------------------------------
                Floating         S&P/Moody's
Principal       Rate (b)         Ratings
Amount          (unaudited)      (unaudited)                                            Value
-----------------------------------------------------------------------------------------------------
                                            Repurchase Agreements -- (continued)
  $ 5,000,000                               Merrill Lynch, 2.18%, dated 7/31/08,
                                            repurchase price of $5,000,000 plus
                                            accrued interest on 8/1/08 collateralized
                                            by $5,773,075 Freddie Mac Giant,
                                            5.0 - 5.5%, 2/1/37 - 1/1/38                 $  5,000,000
   10,000,000                               Morgan Stanley, 2.15%, dated 7/31/08,
                                            repurchase price of $10,000,000 plus
                                            accrued interest on 8/1/08 collateralized
                                            by $10,813,387 Federal National
                                            Mortgage Association, 5.0%, 5/1/38            10,000,000
                                                                                        ------------
                                                                                        $114,000,000
-----------------------------------------------------------------------------------------------------
                                            TOTAL REPURCHASE AGREEMENTS
                                            (Cost $114,000,000)                         $114,000,000
-----------------------------------------------------------------------------------------------------
 Shares
-----------------------------------------------------------------------------------------------------
                                            TAX EXEMPT MONEY MARKET MUTUAL
                                            FUND -- 3.7%
   31,111,659                               Blackrock Liquidity Funds Municipal
                                            Fund Portfolio                              $ 31,111,659
-----------------------------------------------------------------------------------------------------
                                            TOTAL TAX EXEMPT MONEY MARKET
                                            MUTUAL FUND
                                            (Cost $31,111,659)                          $ 31,111,659
-----------------------------------------------------------------------------------------------------
                                            TOTAL INVESTMENT IN SECURITIES -- 99.8%
                                            (Cost $848,211,698)(a)                      $848,211,698
-----------------------------------------------------------------------------------------------------
                                            OTHER ASSETS AND
                                            LIABILITIES -- 0.2%                         $  1,717,725
-----------------------------------------------------------------------------------------------------
                                            TOTAL NET ASSETS -- 100.0%                  $849,929,423
-----------------------------------------------------------------------------------------------------

NR   Not rated by either S&P or Moody's.

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At July 31, 2008, the value of these securities amounted to $68,152,857 or 8.0% of total net assets.

(a)  At July 31, 2008 cost for federal income tax purpose was $848,211,698.

(b) Debt obligation with a variable interest rate. The rate shown is the rate at period end.

The accompanying notes are an integral part of these financial statements.

         Pioneer Institutional Money Market Fund | Annual Report | 7/31/08    19

Statements of Assets and Liabilities | 7/31/08


ASSETS:
  Investment in securities, at value (cost $848,211,698)      $848,211,698
  Cash                                                           5,462,878
  Receivables --
   Investment securities sold                                        5,468
   Fund shares sold                                              4,130,510
   Interest                                                      2,580,708
  Due from Pioneer Investment Management, Inc.                      30,785
  Other                                                              5,757
--------------------------------------------------------------------------
     Total assets                                             $860,427,804
--------------------------------------------------------------------------
LIABILITIES:
  Payables -
   Investment securities purchased                            $  4,830,264
   Fund shares repurchased                                       4,000,000
   Dividends                                                     1,567,140
  Due to affiliates                                                 13,474
  Accrued expenses                                                  87,503
--------------------------------------------------------------------------
     Total liabilities                                        $ 10,498,381
--------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                             $850,222,078
  Distributions in excess of net investment income                (261,874)
  Accumulated net realized loss on investments                     (30,781)
--------------------------------------------------------------------------
     Total net assets                                         $849,929,423
==========================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class 1 (based on $138,777,576/138,789,655 shares)          $       1.00
==========================================================================
  Class 2 (based on $547,356,508/547,545,239 shares)          $       1.00
==========================================================================
  Class 3 (based on $163,795,339/163,841,286 shares)          $       1.00
==========================================================================

The accompanying notes are an integral part of these financial statements.

20    Pioneer Institutional Money Market Fund | Annual Report | 7/31/08

Statement of Operations

For the Year Ended 7/31/08

INVESTMENT INCOME:
  Interest                                                                   $35,114,141
----------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                           $1,695,481
  Transfer agent fees and expenses
   Class 1                                                       2,993
   Class 2                                                         992
   Class 3                                                       1,720
  Distribution fees
   Class 2                                                   1,367,398
   Class 3                                                     742,637
  Administrative fees                                          190,742
  Custodian fees                                                55,182
  Registration fees                                             44,477
  Professional fees                                             72,865
  Printing expense                                              28,242
  Fees and expenses of nonaffiliated trustees                   17,161
  Miscellaneous                                                 49,416
----------------------------------------------------------------------------------------
     Total expenses                                                          $ 4,269,306
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                               (30,785)
----------------------------------------------------------------------------------------
     Net expenses                                                            $ 4,238,521
----------------------------------------------------------------------------------------
       Net investment income                                                 $30,875,620
----------------------------------------------------------------------------------------
REALIZED GAIN ON INVESTMENTS:
  Net realized gain investments                                              $    22,030
----------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                       $30,897,650
========================================================================================

The accompanying notes are an integral part of these financial statements.

         Pioneer Institutional Money Market Fund | Annual Report | 7/31/08    21

Statements of Changes in Net Assets

For the Years Ended 7/31/08 and 7/31/07, respectively

-----------------------------------------------------------------------------------------------
                                                           Year Ended          Year Ended
                                                           7/31/08             7/31/07
-----------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                      $     30,875,620    $     29,292,054
Net realized gain (loss) on investments                              22,030             (52,099)
-----------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations    $     30,897,650    $     29,239,955
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class 1 ($0.04 and $0.05 per share, respectively)             (5,858,187)   $     (4,242,763)
   Class 2 ($0.04 and $0.05 per share, respectively)            (20,249,337)        (19,953,079)
   Class 3 ($0.03 and $0.05 per share, respectively)             (5,034,432)         (5,127,965)
-----------------------------------------------------------------------------------------------
     Total distributions to shareowners                    $    (31,141,956)   $    (29,323,807)
-----------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                           $  4,174,610,065    $  3,525,461,364
Reinvestment of distributions                                     1,881,680             174,894
Cost of shares repurchased                                   (4,035,225,842)     (3,255,751,243)
-----------------------------------------------------------------------------------------------
   Net increase in net assets resulting from
     Fund share transactions                               $    141,265,903    $    269,885,015
-----------------------------------------------------------------------------------------------
   Net increase in net assets                              $    141,021,597    $    269,801,163
NET ASSETS:
Beginning of year                                               708,907,826         439,106,663
-----------------------------------------------------------------------------------------------
End of year                                                $    849,929,423    $    708,907,826
-----------------------------------------------------------------------------------------------
Distributions in excess of net investment income           $       (261,874)   $          3,750
-----------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
                                 '08 Shares          '08 Amount          '07 Shares          '07 Amount
-------------------------------------------------------------------------------------------------------------
Class 1
Shares sold                           562,554,622    $    562,554,623         440,492,078    $    440,492,078
Reinvestment of distributions           1,881,680           1,881,680             174,894             174,894
Less shares repurchased              (540,502,665)       (540,502,665)       (411,435,434)       (411,435,434)
-------------------------------------------------------------------------------------------------------------
   Net increase                        23,933,637    $     23,933,638          29,231,538    $     29,231,538
=============================================================================================================
Class 2
Shares sold                         2,648,074,700    $  2,648,074,700       2,283,813,945    $  2,283,813,945
Less shares repurchased            (2,557,663,915)     (2,557,663,915)     (2,102,111,860)     (2,102,111,860)
-------------------------------------------------------------------------------------------------------------
   Net increase                        90,410,785    $     90,410,785         181,702,085    $    181,702,085
=============================================================================================================
Class 3
Shares sold                           963,980,742    $    963,980,742         801,155,341    $    801,155,341
Less shares repurchased              (937,059,262)       (937,059,262)       (742,203,949)       (742,203,949)
-------------------------------------------------------------------------------------------------------------
   Net increase                        26,921,480    $     26,921,480          58,951,392    $     58,951,392
=============================================================================================================


The accompanying notes are an integral part of these financial statements.

22    Pioneer Institutional Money Market Fund | Annual Report | 7/31/08

Financial Highlights

---------------------------------------------------------------------------------------------------------------------------------
                                                         Year            Year           Year            Year           Year
                                                         Ended           Ended          Ended           Ended          Ended
                                                         7/31/08         7/31/07        7/31/06 (b)     7/31/05        7/31/04
-------------------------------------------------------------------------------------------------------------------------------
CLASS 1
Net asset value, beginning of period                     $   1.00        $  1.00        $   1.00        $   1.00       $   1.00
-------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                   $   0.04        $  0.05        $   0.04        $   0.02       $   0.01
 Net realized and unrealized gain (loss) on investments      0.00(a)        0.00(a)         0.00(a)           --            --
-------------------------------------------------------------------------------------------------------------------------------
   Net increase from investment operations               $   0.04        $  0.05        $   0.04        $   0.02       $   0.01
Distributions to shareowners:
 Net investment income                                      (0.04)         (0.05)          (0.04)          (0.02)         (0.01)
-------------------------------------------------------------------------------------------------------------------------------
Capital Contributions                                    $     --        $    --        $     --        $   0.00(a)    $     --
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value               $     --        $    --        $     --        $     --       $     --
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $   1.00        $  1.00        $   1.00        $   1.00       $   1.00
================================================================================================================================
Total return*                                                4.02%          5.24%           4.20%           2.17%          0.86%
Ratio of net expenses to average net assets+                 0.25%          0.24%           0.26%           0.25%          0.25%
Ratio of net investment income to average net assets+        3.83%          5.11%           3.95%           2.19%          0.85%
Net assets, end of period (in thousands)                 $138,778        $114,887       $ 85,669        $230,573       $176,540
Ratios with no waiver of fees and assumptions of
 expenses by Advisor and no reductions for fees paid
 indirectly:
 Net expenses                                                0.26%          0.24%           0.33%           0.40%          0.41%
 Net investment income                                       3.82%          5.11%           3.88%           2.04%          0.69%
Ratios with waiver of fees and assumptions of
 expenses by Advisor and no reductions for fees paid
 indirectly:
 Net expenses                                                0.25%          0.24%           0.26%           0.25%          0.25%
 Net investment income                                       3.83%          5.11%           3.95%           2.19%          0.85%
---------------------------------------------------------------------------------------------------------------------------------


(a)  Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at each end of each period.
+    Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

           Pioneer Institutional Money Market Fund | Annual Report | 7/31/08  23

---------------------------------------------------------------------------------------------------------------------------------
                                                         Year            Year            Year            Year           Year
                                                         Ended           Ended           Ended           Ended          Ended
                                                         7/31/08         7/31/07         7/31/06 (b)     7/31/05        7/31/04
---------------------------------------------------------------------------------------------------------------------------------
CLASS 2
Net asset value, beginning of period                     $   1.00         $  1.00        $   1.00        $   1.00       $  1.00
--------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                   $   0.04         $  0.05        $   0.04        $   0.02       $  0.01
 Net realized and unrealized gain on investments             0.00(a)         0.00(a)         0.00(a)           --            --
--------------------------------------------------------------------------------------------------------------------------------
   Net increase from investment operations               $   0.04         $  0.05        $   0.04        $   0.02       $  0.01
Distributions to shareowners:
 Net investment income                                      (0.04)          (0.05)          (0.04)          (0.02)        (0.01)
--------------------------------------------------------------------------------------------------------------------------------
Capital Contributions                                    $     --         $    --        $    --         $  0.00        $    --
--------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value               $     --         $    --        $  0.000        $     --       $    --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $   1.00         $  1.00        $   1.00         $  1.00       $  1.00
=================================================================================================================================
Total return*                                                3.76%           4.98%           3.95%           1.92%         0.61%
Ratio of net expenses to average net assets+                 0.50%           0.49%           0.50%           0.51%         0.50%
Ratio of net investment income to average net assets+        3.66%           4.87%           4.00%           1.98%         0.60%
Net assets, end of period (in thousands)                 $547,357        $457,109        $275,460        $153,432       $89,613
Ratios with no waiver of fees and assumptions of
 expenses by Advisor and no reductions for fees paid
 indirectly:
 Net expenses                                                0.50%           0.49%           0.55%           0.66%         0.66%
 Net investment income                                       3.66%           4.87%           3.95%           1.83%         0.44%
Ratios with waiver of fees and assumptions of expenses
 by Advisor and no reductions for fees paid indirectly:
 Net expenses                                                0.50%           0.49%           0.50%           0.51%         0.50%
 Net investment income                                       3.66%           4.87%           4.00%           1.98%         0.60%
---------------------------------------------------------------------------------------------------------------------------------

(a)  Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at each end of each period.
+    Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

24  Pioneer Institutional Money Market Fund | Annual Report | 7/31/08

---------------------------------------------------------------------------------------------------------------------------------
                                                         Year           Year           Year            Year         Year
                                                         Ended          Ended          Ended           Ended        Ended
                                                         7/31/08        7/31/07        7/31/06 (b)     7/31/05      7/31/04
--------------------------------------------------------------------------------------------------------------------------------
CLASS 3
Net asset value, beginning of period                     $   1.00       $   1.00       $  1.00         $  1.00      $  1.00
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                   $   0.03       $   0.05       $  0.04         $  0.02      $  0.00
 Net realized and unrealized gain (loss) on investments      0.00(a)        0.00(a)         --              --           --
---------------------------------------------------------------------------------------------------------------------------------
   Net increase from investment operations               $   0.03       $   0.05       $  0.04         $  0.02      $  0.00
Distributions to shareowners:
 Net investment income                                      (0.03)         (0.05)        (0.04)          (0.02)       (0.00)
---------------------------------------------------------------------------------------------------------------------------------
Capital Contributions                                    $     --       $     --       $    --         $  0.00(a)   $    --
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value               $     --       $     --       $    --         $    --      $    --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $   1.00       $   1.00       $  1.00         $  1.00      $  1.00
=================================================================================================================================
Total return*                                                3.50%          4.72%         3.70%           1.67%        0.36%
Ratio of net expenses to average net assets+                 0.75%          0.74%         0.75%           0.76%        0.75%
Ratio of net investment income to average net assets+        3.35%          4.61%         3.71%           1.61%        0.35%
Net assets, end of period (in thousands)                 $163,795       $136,912       $77,978         $45,871      $52,183
Ratios with no waiver of fees and assumptions of
 expenses by Advisor and no reductions for fees paid
 indirectly:
 Net expenses                                                0.75%          0.74%         0.80%           0.91%        0.91%
 Net investment income                                       3.35%          4.61%         3.66%           1.46%        0.19%
Ratios with waiver of fees and assumptions of expenses
 by Advisor and no reductions for fees paid indirectly:
 Net expenses                                                0.75%          0.74%         0.75%           0.76%        0.75%
 Net investment income                                       3.35%          4.61%         3.71%           1.61%        0.35%
---------------------------------------------------------------------------------------------------------------------------------

(a)  Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at each end of each period.
+    Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

           Pioneer Institutional Money Market Fund | Annual Report | 7/31/08  25

Notes to Financial Statements | 7/31/08

1.   Organization and Significant Accounting Policies

Pioneer Institutional Money Market Fund (the Fund), is one of four portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the AmSouth Institutional Prime Obligations Money Market Fund. The investment objective of the Fund is to provide high current income, preservation of capital and liquidity.

The Fund offers three classes of shares designated as - Class 1, Class 2, and Class 3. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class 2 and Class 3, respectively.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Fund shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. The Fund's prospectuses contain information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's risks.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. Securities are valued at amortized cost, which approximates fair market value. Investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.


26    Pioneer Institutional Money Market Fund | Annual Report | 7/31/08

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years prior to 2004 are closed (not subject to examination by tax authorities) due to the expiration of statute of limitations; all other tax years are open.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     At July 31, 2008, the Fund has reclassified $712 to increase undistributed net investment income and $712 to decrease accumulated net realized loss on investments, to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and presents the Fund's capital accounts on a tax basis.

     The Fund has elected to defer $39,749 in capital losses recognized between November 1, 2007 and July 31, 2008 to its fiscal year ending July 31, 2009.

     The tax character of distributions paid during the years ended July 31, 2008 and July 31, 2007 was as follows:


--------------------------------------------------------------------------------
                                                          2008            2007
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                    $31,141,956     $29,323,807
Long-term capital gain                                      --              --
--------------------------------------------------------------------------------
  Total                                            $31,141,956     $29,323,807
================================================================================

  The following shows the components of distributable earnings on a federal income tax basis at July 31, 2008:

--------------------------------------------------------------------------------
                                                                          2008
--------------------------------------------------------------------------------
Distributable earnings:
Undistributed ordinary income                                      $  1,314,234
Current year dividend payable                                        (1,567,140)
Current year Post October loss                                          (39,749)
--------------------------------------------------------------------------------
  Total                                                            $   (292,655)
================================================================================

             Pioneer Institutional Money Market Fund | Annual Report | 7/31/08
27

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends.

D.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class 1, Class 2, and Class 3 of the Fund, respectively (see Note 4). Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3). Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class 1, Class 2, Class 3 can bear different transfer agent and distribution fees.

E.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


2.   Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.20% of the Fund's average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.25%, 0.50% and 0.75% of the average daily net assets attributable to Class 1, Class 2 and Class 3 shares, respectively. These expense limitations are in effect through December 1, 2008.


28    Pioneer Institutional Money Market Fund | Annual Report | 7/31/08

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities, is $4,295 in management fees, administrative fees and certain other services payable to PIM at July 31, 2008.


3.   Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities, is $3,350 in transfer agent fees payable to PIMSS at July 31, 2008.


4.   Distribution Plan

The Fund adopted Plans of Distribution with respect to Class 2 and Class 3 shares (Class 2 Plan and Class 3 Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class 2 Plan, the Fund pays Pioneer Funds Distributor, Inc. (PFD), its principal underwriter and a wholly owned indirect subsidiary of UniCredit, a distribution and service fee of up to 0.25% of the average daily net assets attributable to Class 2 shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class 2 shares. Pursuant to the Class 3 Plan, the Fund pays PFD a distribution and service fee 0.50% of the average daily net assets attributable to Class 3 shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class 3 shares. There are no distribution or service fees charged for Class 1 shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities, is $5,829 in distribution fees payable to PFD at July 31, 2008.


5.   Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended July 31, 2008, the Fund's expenses were not reduced under such arrangements.


6.   New Pronouncements

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.


         Pioneer Institutional Money Market Fund | Annual Report | 7/31/08    29

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.


30    Pioneer Institutional Money Market Fund | Annual Report | 7/31/08

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust IV and the Shareowners of Pioneer Institutional Money Market Fund:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer Institutional Money Market Fund, one of the portfolios constituting Pioneer Series Trust IV (the "Trust"), including the schedule of investments, as of July 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Institutional Money Market Fund at July, 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP


Boston, Massachusetts
September 19, 2008

         Pioneer Institutional Money Market Fund | Annual Report | 7/31/08    31

ADDITIONAL INFORMATION (unaudited)

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 84.93% and 0.0%, respectively.

Results of Shareholder Meeting (unaudited)

At a special meeting held on May 13, 2008, and adjourned to June 19, 2008 with respect to all proposals, shareholders of the Fund were asked to consider the proposals described below. A report of the total votes cast by the Fund's shareholders (or, with respect to certain proposals, by shareholders of Pioneer Series Trust IV, as noted below) follows:

----------------------------------------------------------------------------------------
                                                                               Broker
                         For                  Withhold         Abstain         Non-Votes
----------------------------------------------------------------------------------------
 Proposal 1 -- To elect Trustees*
 John F. Cogan, Jr.     989,958,684.366      740,514.668      127,727.020      0
 Daniel K. Kingsbury    990,054,730.158      644,468.876      127,727.020      0
 David R. Bock          989,975,686.972      723,512.063      127,727.020      0
 Mary K. Bush           989,998,674.048      700,524.986      127,727.020      0
 Benjamin M. Friedman   989,970,275.508      728,923.527      127,727.020      0
 Margaret B.W. Graham   990,062,518.307      636,680.727      127,727.020      0
 Thomas J. Perna        989,966,823.784      732,375.251      127,727.020      0
 Marguerite A. Piret    990,042,016.264      657,182.770      127,727.020      0
 John Winthrop          989,968,306.668      730,892.366      127,727.020      0


----------------------------------------------------------------------------------------------
                                                                                   Broker
                           For                  Against            Abstain         Non-Votes
----------------------------------------------------------------------------------------------
 Proposal 2 -- To approve
 an amendment to the
 Declaration of Trust*     980,314,022.105      6,070,174.602      877,459.348     3,565,270.000


----------------------------------------------------------------------------------------------
                                                                                   Broker
                           For                  Against            Abstain         Non-Votes
----------------------------------------------------------------------------------------------
 Proposal 3A -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to borrowing
 money                     907,341,983.400      0                  0               0
 Proposal 3B -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to
 underwriting              907,341,983.400      0                  0               0

32    Pioneer Institutional Money Market Fund | Annual Report | 7/31/08

--------------------------------------------------------------------------------------------------
                                                                                     Broker
                                For                  Against            Abstain      Non-Votes
--------------------------------------------------------------------------------------------------
 Proposal 3C -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to lending     907,341,983.400      0                  0            0
 Proposal 3D -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to issuing
 senior securities              907,341,983.400      0                  0            0
 Proposal 3E -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to real estate 907,341,983.400      0                  0            0
 Proposal 3F -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to
 commodities                    907,341,983.400      0                  0            0
 Proposal 3H -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to
 diversification                907,341,983.400      0                  0            0
 Proposal 3I -- To approve
 the conversion of the
 Fund's investment objective
 from fundamental to
 non-fundamental                 68,925,357.500      838,416,625.900    0            0


--------------------------------------------------------------------------------------------------
                                                                                     Broker
                                For                  Against            Abstain      Non-Votes
--------------------------------------------------------------------------------------------------
 Proposal 4 -- To approve
 an Amended and Restated
 Management Agreement
 with PIM                       907,341,983.400      0                  0            0

* Proposals 1 and 2 were voted on and approved by all series of Pioneer Series Trust IV. Results reported above reflect the combined votes of all series of the Trust.


         Pioneer Institutional Money Market Fund | Annual Report | 7/31/08    33

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the Fund's investment adviser pursuant to an investment advisory agreement between PIM and the Fund. The Trustees of the Fund, as required by law, determine annually whether to continue the investment advisory agreement for the Fund. In connection with their most recent consideration of the investment advisory agreement for the Fund, the Trustees received and reviewed a substantial amount of information provided by PIM in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for another year.

At a meeting held on January 8, 2008, the Trustees considered whether an amended and restated investment advisory agreement for the Fund should be approved for an initial period ending December 31, 2009. The management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement is the same as the management fee provided in the previously approved investment advisory agreement. Based on their evaluation of the information provided by PIM, including the information provided by PIM in connection with the Trustees' most recent approval of the continuation of the previous investment advisory agreement, the Trustees, including the independent Trustees voting separately, unanimously approved the amended and restated investment advisory agreement. Shareholders of the Fund approved the amended and restated investment advisory agreement at a meeting held on June 19, 2008.

In considering the amended and restated investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the amended and restated investment advisory agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that were provided by PIM to the Fund under the previous investment advisory agreement, and that would continue to be provided by PIM to the Fund under the amended and restated investment advisory agreement, taking into account the investment objective and strategy of the Fund and the information related to


34    Pioneer Institutional Money Market Fund | Annual Report | 7/31/08
the Fund provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the amended and restated investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM provided under the previous investment advisory agreement and that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. It was noted that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including officers) as are necessary for the Fund's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement, were satisfactory and consistent with the terms of the amended and restated investment advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the first quintile of its Morningstar category for the one, three and five year periods ended June 30, 2007. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses
The Trustees considered that the management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement would be the same as the management fee to be paid by the Fund under the previously approved investment advisory agreement. The Trustees considered information on the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by the independent Trustees for this purpose using data provided by Strategic


         Pioneer Institutional Money Market Fund | Annual Report | 7/31/08    35

Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2007 was in the second quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2007 was in the second quintile relative to its Strategic Insight peer group. It was noted that PIM did not currently manage any accounts with an investment objective and strategies that were similar to the Fund.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Fund's expense ratio was reasonable, taking into account the size of the Fund, the quality of services provided by PIM, the investment performance of the Fund and the contractual expense limitation agreed to by PIM with respect to the Fund.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Fund. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale
The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale.

The Trustees considered that, although the Fund pays a management fee at a fixed rate as a percentage of the Fund's net assets, without any breakpoints, the management fee rate paid by the Fund for the twelve months ended June 30, 2007 was in the second quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period, and


36    Pioneer Institutional Money Market Fund | Annual Report | 7/31/08
that, on a hypothetical basis, such fee would remain in the second quintile relative to the peer group at higher asset levels. The Trustees concluded that, at current and reasonably foreseeable asset levels, breakpoints in the management fee were not currently necessary.

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered that affiliates of PIM serve as the Fund's transfer agent and distributor. The Trustees considered the receipt by PIM and its affiliates of sales loads and payments under Rule 12b-1 plans in respect of the Fund and the other Pioneer funds and the benefits to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees further considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the terms of the amended and restated investment advisory agreement between PIM and the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the amended and restated investment advisory agreement for the Fund.


         Pioneer Institutional Money Market Fund | Annual Report | 7/31/08    37

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.


Custodian
Brown Brothers Harriman & Co.


Independent Registered Public Accounting Firm
Ernst & Young LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Bingham McCutchen LLP


Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.


Trustees and Officers

The Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees (except Mr. Bock and Dr. Friedman) serves as a trustee of each of the 77 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. Bock serves as Trustee of 76 of the 77 Pioneer Funds and Dr. Friedman serves on 71 of the 77 Pioneer Funds. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.


38    Pioneer Institutional Money Market Fund | Annual Report | 7/31/08

Interested Trustees

                           Position Held           Term of Office and         Principal Occupation            Other Directorships
Name and Age               With the Fund           Length of Service          During Past Five Years          Held by this Trustee
John F. Cogan, Jr. (82)*   Chairman of the Board,  Trustee since 2005.        Deputy Chairman and a Director  None
                           Trustee and President   Serves until a successor   of Pioneer Global Asset
                                                   trustee is elected or      Management S.p.A. ("PGAM");
                                                   earlier retirement or      Non-Executive Chairman and a
                                                   removal.                   Director of Pioneer Investment
                                                                              Management USA Inc.
                                                                              ("PIM-USA"); Chairman and a
                                                                              Director of Pioneer; Chairman
                                                                              and Director of Pioneer
                                                                              Institutional Asset
                                                                              Management, Inc. (since 2006);
                                                                              Director of Pioneer
                                                                              Alternative Investment
                                                                              Management Limited (Dublin);
                                                                              President and a Director of
                                                                              Pioneer Alternative Investment
                                                                              Management (Bermuda) Limited
                                                                              and affiliated funds; Director
                                                                              of PIOGLOBAL Real Estate
                                                                              Investment Fund (Russia)
                                                                              (until June 2006); Director of
                                                                              Nano-C, Inc. (since 2003);
                                                                              Director of Cole Management
                                                                              Inc. (since 2004); Director of
                                                                              Fiduciary Counseling, Inc.;
                                                                              President and Director of
                                                                              Pioneer Funds Distributor,
                                                                              Inc. ("PFD") (until May 2006);
                                                                              President of all of the
                                                                              Pioneer Funds; and Of Counsel,
                                                                              Wilmer Cutler Pickering Hale
                                                                              and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (49)*  Trustee and Executive   Executive Vice President   Director, CEO and President of  None
                           Vice President          since 2007. Trustee        Pioneer Investment Management
                                                   since May 2008. Serves     USA Inc. (since February
                                                   until a successor trustee  2007); Director and President
                                                   is elected or earlier      of Pioneer Investment
                                                   retirement or removal.     Management, Inc. and Pioneer
                                                                              Institutional Asset
                                                                              Management, Inc. (since
                                                                              February 2007); Executive Vice
                                                                              President of all of the
                                                                              Pioneer Funds (since March
                                                                              2007); Director of Pioneer
                                                                              Global Asset Management S.p.A.
                                                                              (since April 2007); Head of
                                                                              New Markets Division, Pioneer
                                                                              Global Asset Management S.p.A.
                                                                              (2000 - 2007)
------------------------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

             Pioneer Institutional Money Market Fund | Annual Report | 7/31/08
39

Independent Trustees

                           Position Held           Term of Office and         Principal Occupation            Other Directorships
Name and Age               With the Fund           Length of Service          During Past Five Years          Held by this Trustee
David R. Bock (64)         Trustee                 Trustee since 2005.        Executive Vice President and    Director of Enterprise
                                                   Serves until a successor   Chief Financial Officer,        Community Investment,
                                                   trustee is elected or      I-trax, Inc. (publicly traded   Inc. (privately-held
                                                   earlier retirement         health care services company)   affordable housing
                                                   or removal.                (2004 - 2007); Partner,         finance company); and
                                                                              Federal City Capital Advisors   Director of New York
                                                                              (boutique merchant bank) (1997  Mortgage Trust
                                                                              to 2004 and 2008 - present);    (publicly traded
                                                                              and Executive Vice President    mortgage REIT)
                                                                              and Chief Financial Officer,
                                                                              Pedestal Inc. (internet-based
                                                                              mortgage trading company)
                                                                              (2000 - 2002)
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (60)          Trustee                 Trustee since 2005.        President, Bush International,  Director of Marriott
                                                   Serves until a successor   LLC (international financial    International, Inc.,
                                                   trustee is elected or      advisory firm)                  Director of Discover
                                                   earlier retirement                                         Financial Services
                                                   or removal.                                                (credit card issuer
                                                                                                              and electronic payment
                                                                                                              services); Director of
                                                                                                              Briggs & Stratton Co.
                                                                                                              (engine manufacturer);
                                                                                                              Director of UAL
                                                                                                              Corporation (airline
                                                                                                              holding company)
                                                                                                              Director of Mantech
                                                                                                              International
                                                                                                              Corporation (national
                                                                                                              security, defense, and
                                                                                                              intelligence
                                                                                                              technology firm); and
                                                                                                              Member, Board of
                                                                                                              Governors, Investment
                                                                                                              Company Institute
------------------------------------------------------------------------------------------------------------------------------------

40  Pioneer Institutional Money Market Fund | Annual Report | 7/31/08

                           Position Held           Term of Office and         Principal Occupation            Other Directorships
Name and Age               With the Fund           Length of Service          During Past Five Years          Held by this Trustee
Benjamin M. Friedman (63)  Trustee                 Trustee since May,         Professor, Harvard University   Trustee, Mellon
                                                   2008. Serves until a                                       Institutional Funds
                                                   successor trustee is                                       Investment Trust and
                                                   elected or earlier                                         Mellon Institutional
                                                   retirement or removal                                      Funds Master Portfolio
                                                                                                              (oversees 17
                                                                                                              portfolios in fund
                                                                                                              complex)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (61)  Trustee                 Trustee since 2005.        Founding Director,              None
                                                   Serves until a successor   Vice-President and Corporate
                                                   trustee is elected or      Secretary, The Winthrop Group,
                                                   earlier retirement         Inc. (consulting firm); and
                                                   or removal.                Desautels Faculty of
                                                                              Management, McGill University
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (57)       Trustee                 Trustee since 2006.        Private investor (2004 -        Director of Quadriserv
                                                   Serves until a successor   present); and Senior Executive  Inc. (technology
                                                   trustee is elected or      Vice President, The Bank of     products for
                                                   earlier retirement         New York (financial and         securities lending
                                                   or removal.                securities services) (1986 -    industry)
                                                                              2004)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (60)   Trustee                 Trustee since 2005.        President and Chief Executive   Director of New
                                                   Serves until a successor   Officer, Newbury, Piret &       America High Income
                                                   trustee is elected or      Company, Inc. (investment       Fund, Inc. (closed-end
                                                   earlier retirement         banking firm)                   investment company)
                                                   or removal.
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (72)         Trustee                 Trustee since 2005.        President, John Winthrop &      None
                                                   Serves until a successor   Co., Inc. (private investment
                                                   trustee is elected or      firm)
                                                   earlier retirement
                                                   or removal.
------------------------------------------------------------------------------------------------------------------------------------

           Pioneer Institutional Money Market Fund | Annual Report | 7/31/08  41

Fund Officers

                           Positions Held          Length of Service          Principal Occupation            Other Directorships
Name and Age               With the Trust          and Term of Office         During Past Five Years          Held by this Officer
Dorothy E. Bourassa (60)   Secretary               Since 2005. Serves         Secretary of PIM-USA; Senior    None
                                                   at the discretion of       Vice President - Legal of
                                                   the Board                  Pioneer; Secretary/Clerk of
                                                                              most of PIM-USA's
                                                                              subsidiaries; and Secretary of
                                                                              all of the Pioneer Funds since
                                                                              September 2003 (Assistant
                                                                              Secretary from November 2000
                                                                              to September 2003)
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (43) Assistant Secretary     Since 2005. Serves         Associate General Counsel of    None
                                                   at the discretion of       Pioneer since January 2008 and
                                                   the Board                  Assistant Secretary of all of
                                                                              the Pioneer Funds since
                                                                              September 2003; Vice President
                                                                              and Senior Counsel of Pioneer
                                                                              from July 2002 to December
                                                                              2007
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (48)       Treasurer               Since March 2008.          Vice President - Fund           None
                                                   Serves at the discretion   Accounting, Administration and
                                                   of the Board               Controllership Services of
                                                                              Pioneer; and Treasurer of all
                                                                              of the Pioneer Funds since
                                                                              March 2008; Deputy Treasurer
                                                                              of Pioneer from March 2004 to
                                                                              February 2008; Assistant
                                                                              Treasurer of all of the
                                                                              Pioneer Funds from March 2004
                                                                              to February 2008; and
                                                                              Treasurer and Senior Vice
                                                                              President, CDC IXIS Asset
                                                                              Management Services from 2002
                                                                              to 2003
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (43)      Assistant Treasurer     Since 2005. Serves         Assistant Vice President -      None
                                                   at the discretion of       Fund Accounting,
                                                   the Board                  Administration and
                                                                              Controllership Services of
                                                                              Pioneer; and Assistant
                                                                              Treasurer of all of the
                                                                              Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (50)         Assistant Treasurer     Since 2005. Serves         Fund Accounting Manager - Fund  None
                                                   at the discretion of       Accounting, Administration and
                                                   the Board                  Controllership Services of
                                                                              Pioneer; and Assistant
                                                                              Treasurer of all of the
                                                                              Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

42  Pioneer Institutional Money Market Fund | Annual Report | 7/31/08

                           Positions Held          Length of Service          Principal Occupation            Other Directorships
Name and Age               With the Trust          and Term of Office         During Past Five Years          Held by this Officer
Katherine Kim              Assistant Treasurer     Since 2005. Serves         Fund Administration Manager -   None
Sullivan (34)                                      at the discretion of       Fund Accounting,
                                                   the Board                  Administration and
                                                                              Controllership Services since
                                                                              June 2003 and Assistant
                                                                              Treasurer of all of the
                                                                              Pioneer Funds since September
                                                                              2003; Assistant Vice President
                                                                              - Mutual Fund Operations of
                                                                              State Street Corporation from
                                                                              June 2002 to June 2003
                                                                              (formerly Deutsche Bank Asset
                                                                              Management)
------------------------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (48)     Chief Compliance        Since January 2007.        Chief Compliance Officer of     None
                           Officer                 Serves at the discretion   Pioneer since December 2006
                                                   of the Board               and of all the Pioneer Funds
                                                                              since January 2007; Vice
                                                                              President and Compliance
                                                                              Officer, MFS Investment
                                                                              Management (August 2005 to
                                                                              December 2006); Consultant,
                                                                              Fidelity Investments (February
                                                                              2005 to July 2005);
                                                                              Independent Consultant (July
                                                                              1997 to February 2005)
------------------------------------------------------------------------------------------------------------------------------------



           Pioneer Institutional Money Market Fund | Annual Report | 7/31/08  43

                            This page for your notes.



44    Pioneer Institutional Money Market Fund | Annual Report | 7/31/08

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997


Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014


Our toll-free fax                                               1-800-225-4240


Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site: www.pioneerinvestments.com


This report must be preceded or accompanied by a prospectus.

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.



--------------------------------------------------------------------------------
                         Pioneer Treasury Reserves Fund
--------------------------------------------------------------------------------
                         Annual Report | July 31, 2008

                         Ticker Symbols:
                         Class A   ITAXX
                         Class Y   ITMXX

                         [LOGO]PIONEER
                               Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2
Portfolio Management Discussion                                               4
Portfolio Summary                                                             8
Performance Update                                                            9
Comparing Ongoing Fund Expenses                                              11
Schedule of Investments                                                      13
Financial Statements                                                         15
Notes to Financial Statements                                                20
Report of Independent Registered Public Accounting Firm                      24
Approval of Investment Advisory Agreement                                    27
Trustees, Officers and Service Providers                                     31

                   Pioneer Treasury Reserves Fund | Annual Report | 7/31/08    1

President's Letter

Dear Shareowner,

Staying diversified and keeping your portfolio invested in the markets are two general investment principles that have served investors well over time. They are particularly useful guides to keep in mind today, at a time when markets around the globe are being buffeted by problems in the financial and real estate industries and by concerns about a slowing economy.

After an extended period of steady economic growth with sustained low unemployment and low inflation, the U.S. economy ran into difficulty as 2007 drew to a close. Investors in subprime mortgages were forced to mark down the value of their assets, imperiling leveraged balance sheets. The ensuing credit crunch forced central banks in the United States and Europe to assume the role of "lender of last resort" to keep credit markets functioning. Conditions worsened in the first quarter of 2008, as falling prices, margin calls and deleveraging continued and while the auction-rate preferred market seized up. By then, recession talk was widespread as concern grew that falling home prices, rising unemployment, and disruptions in financial markets posed a significant threat to economic growth. In the second quarter, oil prices increased from roughly $100 to nearly $150, and commodities nearly pushed real estate to second place in the "wall of worry" confronting investors.

Markets reacted poorly to these developments. Treasury bond prices rose as the market underwent a classic "flight to quality" during the period, leading up to the near failure of Bear Stearns, but almost have returned to start-of-year levels. Fixed-income credit spreads (the difference in rates between corporate and U.S. government bonds) widened dramatically, and stock markets fell.

In the 12-month period ending July 31, 2008, the Dow Jones Industrial Average fell 12%, the Standard & Poor's 500 Index fell 11% and the NASDAQ Composite Index fell 9%. The MSCI EAFE Developed Market Index of international stock markets fell 12%, and the MSCI Emerging Markets Index fell 4%. The U.S. investment-grade bond market, as measured by the Lehman Brothers Aggregate Bond Index, returned 6% over the 12-month period, while the U.S. high-yield bond market, as measured by the Merrill Lynch High Yield Bond Master II Index, fell 1% as the price declines associated with widening of credit spreads more than offset the lower-quality bonds' higher-coupon income.

2    Pioneer Treasury Reserves Fund | Annual Report | 7/31/08

While markets have been volatile, economic fundamentals may have turned the corner. Economic growth bottomed in the fourth quarter of 2007 and has accelerated in each of the past two quarters. Oil prices have fallen more than 10% from their mid-July peak, and many other commodity prices have softened. Home sales are showing signs of recovering. A recession, although unlikely given strong export markets and relatively low inventory levels in the economy, still is a possibility, given the weakened financial state of the U.S. consumer and the difficulty obtaining credit throughout the United States. Regardless of the exact outcome, we expect growth overall to be muted. On the other hand, the cheap U.S. dollar and substantial fiscal and monetary stimulus are potent supports for the economy. Markets remain volatile, and falling risk tolerances and deleveraging may depress asset prices in the short term, but equity and corporate bond valuations look attractive over a longer time horizon.

Sudden swings in the markets are always to be expected, but they are difficult to time. Maintaining a long-term time horizon, being diversified, and paying attention to asset allocation are important investment principles. As always, we encourage you to work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective and to adhere to a strategic plan rather than letting emotions drive investment decisions.

Respectfully,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                   Pioneer Treasury Reserves Fund | Annual Report | 7/31/08    3

Portfolio Management Discussion | 7/31/08

Continued weakness in the U.S. housing market and substantial volatility in the financial markets contributed to a memorable 2008 fiscal year for Pioneer Treasury Reserves Fund. In the following interview, portfolio manager Seth Roman discusses how his cautious, conservative style of management helped to preserve the Fund's credit integrity amidst great market turmoil while maintaining liquidity to meet investors' needs. Mr. Roman is a member of Pioneer's Fixed Income Group, which is responsible for the daily management of the Fund.

Pioneer Treasury Reserves Fund invests in the highest-quality money market instruments available -- such as those issued by the U.S. Treasury or any agency of the U.S. government, including the Federal National Mortgage Association
(FNMA) and the Federal Home Loan Bank (FHLB). During the period, the majority of the Fund's assets were invested in U.S. Treasury securities, with the balance in agency securities.

Q    How did the Fund perform during the 12-month period ended July 31, 2008?

A The Fund performed well in a challenging environment. For the fiscal year ended July 31, 2008, the Fund's Class A shares had a total return of 2.55%. In comparison, the average return for the 82 funds in Lipper's U.S. Treasury Money Market Funds category was 2.41%, while the Fund's benchmark, the Merrill-Lynch 90-day T-bill Index, returned 2.64% for the same period. The Fund's net asset value remained stable at $1.00 a share throughout this turbulent period.

     With the Federal Reserve Board (the Fed) reducing short-term interest rates to promote economic growth and infuse liquidity into the financial system, yields on money market securities declined throughout the fiscal year. Consequently, the seven-day effective compound yield for Class A shares fell from 4.30% at the start of the reporting period on August 1, 2007, to 1.35% on July 31, 2008.

     Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

4    Pioneer Treasury Reserves Fund | Annual Report | 7/31/08

Q What were some of the concerns weighing on the financial markets during the reporting period?

A Given the Fund's commitment to superior credit quality, it didn't have any direct exposure to the subprime market. However, the severity of the subprime crisis caused investors to reevaluate risk across all types of investments. Prices fell and yields rose on all but the highest-quality fixed-income securities, as investors demanded more yield on riskier bonds amid increased concerns that the economy might weaken. The uncertainty triggered a sharp and sudden reevaluation of credit risk and a flight to quality across all types of investment securities. Well-publicized difficulties at several major investment banks, hedge fund managers and among the insurers of repackaged loans added to investors' uncertainty -- as did angst about slower growth, inflation, and a weak U.S. dollar.

     At the heart of the uncertainty were worries about the developing credit crunch, in which lenders and investors cut off the capital that businesses need to grow and consumers need to buy homes. The Fed was proactive, starting as early as August 2007, to infuse liquidity in the financial system by reducing its discount rate, the rate at which banks can borrow from the central bank. This was the first of several cuts, which culminated in the discount rate falling from 6.25% to 2.25% by the end of the reporting period.

     In addition, the Fed initiated a series of cuts in the Federal funds rate starting in September 2007. This benchmark rate is the interest rate banks charge each other for overnight loans to maintain reserve levels. By the close of the fiscal year period, the Federal funds rate decreased from 5.25% to 2.00%. Both actions had a positive impact on the markets by increasing liquidity and reassuring investors that the Fed was willing to do its part to fend off a recession.

Q What were your principal investment strategies for the Fund during the period?

A We were primarily concerned about safety and liquidity to protect shareowners' principal while providing immediate access to their money. We invested in only the highest-quality securities and avoided the types of complex financial investments that carry credit risks.

     At the beginning of the reporting period, with the Fed still leaning toward raising short-term interest rates to fight inflationary pressures, the Fund was focused on shorter-maturity U.S. Treasury and agency securities. We believed this strategy helped to keep the portfolio flexible enough to capture higher yields when opportunities presented themselves. However, by early fall, we anticipated correctly that the Fed would change course and lower interest rates to stem the effects of the housing and mortgage market crisis and to foster growth. As a result, we increased the Fund's exposure to

                   Pioneer Treasury Reserves Fund | Annual Report | 7/31/08    5
     longer-maturity Treasury securities to lock in the higher fixed-rate yields for a longer period of time.

     In the final months of the reporting period, we focused the Fund's investments on short-term repurchase agreements, which offered a better risk/return profile for the Fund. As a result of these strategies, the portfolio's average days to maturity rose from 15 days on July 31, 2007, to 42 days midway through the year on January 31, and subsequently settled at 17 days by July 31, 2008.

     The Fund has maintained some exposure to agency securities of Fannie Mae and Freddie Mac, both of which experienced highly publicized difficulties during the fiscal year, with the Federal government stepping in with a bailout plan after the end of the period. Despite the news on both entities, the Fund's performance was not affected.

Q    What is your investment outlook?

A We do not think that it is likely that interest rates will rise soon, despite recent changes in emphasis of the Fed, which appears to have changed its focus to pay more attention to restraining inflationary pressures. However, while energy and food prices have risen significantly, we have not seen upward pressure on wages, which can have a major impact on overall inflation. As a consequence, we do not think that the Fed will raise short-term interest rates in the near future. In such an environment, we may extend the Fund's duration (its sensitivity to interest rates) somewhat to gain yield, but we'll proceed with caution, as we remain primarily concerned with maintaining the Fund's high quality and liquidity.

Important Note: On September 7, 2008, the Federal Housing Finance Agency ("FHFA") of the U.S. Government announced that it had been appointed by its Director to be the conservator of the Federal National Mortgage Association (Fannie Mae) and Federal Home Loan Mortgage Corporation (Freddie Mac). According to the FHFA, the conservatorship is designed to preserve and conserve each enterprise's assets and property and to put each enterprise in a sound and solvent condition. During the conservatorship, each enterprise's operation is expected to continue without interruption. At present, there is no exact time frame as to when this conservatorship may end.

Please refer to the Schedule of Investments on pages 13-14 for a full listing of Fund securities.

Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Fund shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

6    Pioneer Treasury Reserves Fund | Annual Report | 7/31/08

When interest rates rise, the prices of fixed income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities in the Fund will generally rise.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                   Pioneer Treasury Reserves Fund | Annual Report | 7/31/08    7

Portfolio Summary | 7/31/08

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA IS A REPRESENTATION OF A PIE CHART IN THE PRINTED MATERIAL]

Repurchase Agreements                                                         75.5%
U.S. Government Agency Obligations                                            24.5%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of debt holdings)*

 1. Federal Home Loan Bank, Floating Rate Note, 8/21/09                      22.13%
 2. U.S. Treasury Bills, 1.8495%, 12/26/08                                   14.32
 3. Federal Home Loan Bank, Floating Rate Note, 2/18/09                      13.71
 4. U.S. Treasury Bills, 3.125%, 9/15/08                                      9.61
 5. U.S. Treasury Bills, 1.5%, 8/21/08                                        8.17
 6. U.S. Treasury Bills, 1.4065%, 8/14/08                                     7.21
 7. Federal Home Loan Bank, 2.25%, 2/13/09                                    4.81
 8. Federal National Mortgage Association, Floating Rate Note, 1/28/10        4.14
 9. Federal National Mortgage Association, Floating Rate Note, 9/3/09         3.80
10. Federal Home Loan Mortgage Corp., 3.125%, 6/23/09                         3.37

* This list excludes repurchase agreements and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8    Pioneer Treasury Reserves Fund | Annual Report | 7/31/08

Performance Update | 7/31/08

Net Asset Value Per Share
--------------------------------------------------------------------------------

Class         7/31/08             7/31/07
  A           $ 1.00              $ 1.00
  Y           $ 1.00              $ 1.00

Distributions Per Share: 7/31/07-7/31/08
--------------------------------------------------------------------------------

          Net Investment         Short-Term         Long-Term
Class         Income           Capital Gains      Capital Gains
  A          $ 0.0252              $ --              $ --
  Y          $ 0.0274              $ --              $ --

Yields Per Share*
--------------------------------------------------------------------------------

Class    7-Day Annualized    7-Day Effective**
  A           1.34%                    1.35%
  Y           1.52%                    1.53%

*    Please contact Pioneer to obtain the Fund's current 7-day yields.
**   Assumes daily compounding of dividends.

Expense Ratio
--------------------------------------------------------------------------------

(Per prospectus dated 12/1/07)

                  Gross     Net
Class A Shares    0.68%    0.68%
Class Y Shares    0.56%    0.56%

The performance of the Class A shares and Class Y shares of the Fund includes the performance of AmSouth Treasury Reserve Money Market Fund Class A shares and AmSouth Treasury Reserve Money Market Fund Class I shares, respectively, prior to the reorganization, which has been restated to reflect differences in any applicable sales charges (but not differences in expenses). Pioneer Treasury Reserves Fund was created through the reorganization of AmSouth Treasury Reserve Money Market Fund on September 23, 2005. If the performance had been adjusted to reflect all differences in expenses, the performance of the fund would be lower.

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

                   Pioneer Treasury Reserves Fund | Annual Report | 7/31/08    9

Pioneer has agreed to limit the Fund's expenses for any class of shares or waive a portion of its management fee to maintain a net asset value of $1.00. Under certain circumstances, this limitation may result in a 0.00% yield for one or more classes of shares. From time to time, Pioneer and its affiliates may limit the expenses of one or more classes for the purpose of increasing its yield during the period of the limitation. These expense limitation policies are voluntary and temporary and may be revised or terminated by Pioneer at any time without notice.

Performance does not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10    Pioneer Treasury Reserves Fund | Annual Report | 7/31/08

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)  transaction costs, including sales charges (loads) on purchase payments.

These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples below are based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)  Divide your account value by $1,000
     Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Bond Fund

Based on actual returns from February 1, 2008 through July 31, 2008.

Share Class                              A             Y
Beginning Account Value on 2/1/08    $ 1,000.00    $ 1,000.00
-------------------------------------------------------------
Ending Account Value on 7/31/08      $ 1,007.86    $ 1,008.93
-------------------------------------------------------------
Expenses Paid During Period*         $     4.19    $     3.00
-------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.84% and 0.60% for Class A and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

                  Pioneer Treasury Reserves Fund | Annual Report | 7/31/08    11

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Treasury Reserves Fund

Based on a hypothetical 5% per year return before expenses, reflecting the period from February 1, 2008 through July 31, 2008.

Share Class                              A             Y
Beginning Account Value on 2/1/08    $ 1,000.00    $ 1,000.00
-------------------------------------------------------------
Ending Account Value on 7/31/08      $ 1,020.69    $ 1,021.88
-------------------------------------------------------------
Expenses Paid During Period*         $     4.22    $     3.02
-------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 0.84% and 0.60% for Class A and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

12    Pioneer Treasury Reserves Fund | Annual Report | 7/31/08

Schedule of Investments | 7/31/08

Principal     Floating
Amount ($)    Rate (b)                                                                          Value
                          U.S. GOVERNMENT AGENCY OBLIGATIONS -- 24.4%
1,000,000                 Federal Home Loan Bank, 2.25%, 2/13/09                                $   999,188
2,850,000     2.60        Federal Home Loan Bank, Floating Rate Note, 2/18/09                     2,850,000
4,600,000     2.39        Federal Home Loan Bank, Floating Rate Note, 8/21/09                     4,599,813
  700,000                 Federal Home Loan Mortgage Corp., 3.125%, 6/23/09                         700,000
  410,000     2.39        Federal Home Loan Mortgage Corp., Floating Rate Note, 10/19/09            409,963
  420,000     2.39        Federal Home Loan Mortgage Corp., Floating Rate Note, 10/8/09             420,000
  860,000     2.72        Federal National Mortgage Association, Floating Rate Note, 1/28/10        860,000
  790,000     2.27        Federal National Mortgage Association, Floating Rate Note, 9/3/09         790,000
1,500,000                 U.S. Treasury Bills, 1.4065%, 8/14/08                                   1,499,238
1,700,000                 U.S. Treasury Bills, 1.5%, 8/21/08                                      1,698,466
3,000,000                 U.S. Treasury Bills, 1.8495%, 12/26/08                                  2,977,343
  500,000                 U.S. Treasury Bills, 2.19%, 12/4/08                                       496,198
  500,000                 U.S. Treasury Bills, 2.4815%, 6/4/09                                      489,419
2,000,000                 U.S. Treasury Bills, 3.125%, 9/15/08                                    1,997,549
                                                                                                -----------
                                                                                                $20,787,177
                                                                                                -----------
                          TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                          (Cost $20,787,177)                                                    $20,787,177
-----------------------------------------------------------------------------------------------------------
  Shares
                          MUTUAL FUND -- 0.0%
       728                BlackRock Liquidity Funds FedFund Portfolio                           $       728
                                                                                                -----------
                          TOTAL MUTUAL FUND
                          (Cost $728)                                                           $       728
-----------------------------------------------------------------------------------------------------------
Principal
Amount ($)
                          REPURCHASE AGREEMENTS -- 75.4%
63,000,000                Deutsche Bank, 2.07%, dated 7/31/08, repurchase price of
                          $63,000,000 plus accrued interest on 8/1/08 collateralized by
                          $101,780,300 U.S. Treasury Strip, 0.0%, 11/15/18                      $63,000,000
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                  Pioneer Treasury Reserves Fund | Annual Report | 7/31/08    13

 Principal    Floating
Amount ($)    Rate (b)                                                                          Value
                          Repurchase Agreements -- (continued)
 1,200,000                Deutsche Bank, 2.20%, dated 7/31/08, repurchase price of
                          $1,200,000 plus accrued interest on 8/1/08 collateralized by the following:
                          $147,561 Federal Home Loan Mortgage Corp.,
                          4.612 - 5.783%, 6/1/35 - 5/1/38
                          $1,155,724 Federal National Mortgage Association,
                          4.624 - 6.812%, 12/1/16 - 12/1/37
                          $4,058 Federal National Mortgage Association, 5.0%, 4/1/23
                          $1,154,788 Freddie Mac Giant, 4.5 - 7.0%, 5/1/17 - 7/1/38
                          $61,159 Government National Mortgage Association,
                          6.5 - 7.0%, 12/15/36 - 7/15/38                                        $ 1,200,000
                                                                                                -----------
                                                                                                $64,200,000
-----------------------------------------------------------------------------------------------------------
                          TOTAL REPURCHASE AGREEMENTS
                          (Cost $64,200,000)                                                    $64,200,000
-----------------------------------------------------------------------------------------------------------
                          TOTAL INVESTMENT IN SECURITIES -- 99.8%
                          (Cost $84,987,905)(a)                                                 $84,987,905
-----------------------------------------------------------------------------------------------------------
                          OTHER ASSETS AND LIABILITIES -- 0.2%                                  $   172,090
-----------------------------------------------------------------------------------------------------------
                          TOTAL NET ASSETS -- 100.0 %                                           $85,159,995
===========================================================================================================

(a)  At July 31, 2008, the cost for federal income tax purposes was $84,987,905.

(b) Debt obligation with a variable interest rate. Rate shown is rate at period end.

The accompanying notes are an integral part of these financial statements.

14    Pioneer Treasury Reserves Fund | Annual Report | 7/31/08

Statement of Assets and Liabilities | 7/31/08

ASSETS:
  Investment in securities, at value (cost $84,987,905)    $84,987,905
  Cash                                                         174,349
  Receivables --
   Fund shares sold                                            300,087
   Interest                                                     59,063
  Other                                                          6,667
----------------------------------------------------------------------
     Total assets                                          $85,528,071
----------------------------------------------------------------------
LIABILITIES:
  Payables --
   Fund shares repurchased                                     276,626
   Dividends                                                    46,907
  Due to affiliates                                              2,462
  Accrued expenses                                              42,081
----------------------------------------------------------------------
     Total liabilities                                     $   368,076
----------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                          $85,112,266
  Distributions in excess of net investment income             (13,041)
  Accumulated net realized gain on investments                  60,770
----------------------------------------------------------------------
     Total net assets                                      $85,159,995
----------------------------------------------------------------------
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $47,806,563/47,743,468 shares)         $      1.00
  Class Y (based on $37,353,432/37,263,940 shares)         $      1.00
======================================================================

The accompanying notes are an integral part of these financial statements.

                  Pioneer Treasury Reserves Fund | Annual Report | 7/31/08    15

Statement of Operations

For the Year Ended 7/31/08

INVESTMENT INCOME:
  Interest                                                 $2,862,969
  Miscellaneous income                                         10,943
-----------------------------------------------------------------------------------
     Total investment income                                             $2,873,912
-----------------------------------------------------------------------------------
EXPENSES:
  Management fees                                          $  340,527
  Transfer agent fees and expenses
   Class A                                                     18,490
   Class Y                                                        673
  Distribution fees
   Class A                                                     39,263
  Administrative fees                                          19,155
  Custodian fees                                               29,785
  Registration fees                                            61,867
  Professional fees                                            44,762
  Printing expense                                             17,058
  Fees and expenses of nonaffiliated trustees                   5,195
-----------------------------------------------------------------------------------
     Total expenses                                                      $  576,775
     Less fees paid indirectly                                                 (206)
-----------------------------------------------------------------------------------
     Net expenses                                                        $  576,569
-----------------------------------------------------------------------------------
       Net investment income                                             $2,297,343
-----------------------------------------------------------------------------------
REALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                       $   63,381
-----------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                   $2,360,724
-----------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16    Pioneer Treasury Reserves Fund | Annual Report | 7/31/08

Statement of Changes in Net Assets

For the Years Ended 7/31/07 and 7/31/08, respectively

                                                                     Year Ended      Year Ended
                                                                     7/31/08         7/31/07
FROM OPERATIONS:
Net investment income                                                $  2,297,343    $  4,945,263
Net realized gain on investments                                           63,381             227
-------------------------------------------------------------------------------------------------
   Net increase in net assets resulting from operations              $  2,360,724    $  4,945,490
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.0252 and $0.0450 per share, respectively)             $   (628,077)   $ (1,756,896)
   Class Y ($0.0274 and $0.0466 per share, respectively)               (1,689,408)     (3,187,993)
-------------------------------------------------------------------------------------------------
     Total distributions to shareowners                              $ (2,317,485)   $ (4,944,889)
-------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                     $219,143,394    $265,114,177
Reinvestment of distributions                                             683,450       1,619,053
Cost of shares repurchased                                           (232,568,099)   (269,949,540)
-------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from Fund
     share transactions                                              $(12,741,255)   $ (3,216,310)
-------------------------------------------------------------------------------------------------
   Net decrease in net assets                                        $(12,698,016)   $ (3,215,709)
NET ASSETS:
Beginning of year                                                      97,858,011     101,073,720
-------------------------------------------------------------------------------------------------
End of year                                                          $ 85,159,995    $ 97,858,011
-------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net investment income     $    (13,041)   $      7,101
-------------------------------------------------------------------------------------------------

                                  '08 Shares       '08 Amount       '07 Shares       '07 Amount
Class A
Shares sold                       113,603,297    $  113,603,297     118,336,530    $  118,336,530
Reinvestment of distributions         548,854           548,854       1,369,275         1,369,275
Less shares repurchased           (92,653,003)      (92,653,004)   (125,104,093)     (125,104,093)
-------------------------------------------------------------------------------------------------
   Net increase (decrease)         21,499,148    $   21,499,147      (5,398,288)   $   (5,398,288)
=================================================================================================
Class Y
Shares sold                       105,540,097    $  105,540,097     146,777,647    $  146,777,647
Reinvestment of distributions         134,596           134,596         249,778           249,778
Less shares repurchased          (139,915,095)     (139,915,095)   (144,845,447)     (144,845,447)
-------------------------------------------------------------------------------------------------
   Net increase (decrease)        (34,240,402)   $  (34,240,402)      2,181,978    $    2,181,978
=================================================================================================

The accompanying notes are an integral part of these financial statements.

                  Pioneer Treasury Reserves Fund | Annual Report | 7/31/08    17

Financial Highlights

                                                                     Year      Year       Year          Year          Year
                                                                     Ended     Ended      Ended         Ended         Ended
                                                                     7/31/08   7/31/07    7/31/06 (b)   7/31/05       7/31/04
Class A
Net asset value, beginning of period                                 $  1.00   $  1.00    $  1.00       $  1.00       $  1.00
---------------------------------------------------------------------------------------------------------------------------------
Increase from investment operations:
 Net investment income                                               $  0.03   $  0.05    $  0.03       $  0.02       $  0.00(a)
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                               $ (0.03)  $ (0.05)   $ (0.03)      $ (0.02)      $ (0.00)(a)
---------------------------------------------------------------------------------------------------------------------------------
Capital contributions                                                $    --   $    --    $    --       $  0.00(a)    $    --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                       $  1.00   $  1.00    $  1.00       $  1.00       $  1.00
=================================================================================================================================
Total return*                                                           2.55%     4.59%      3.36%         1.62%         0.25%
Ratio of net expenses to average net assets+                            0.85%     0.68%      0.90%         0.70%         0.77%
Ratio of net investment income to average net assets+                   2.37%     4.55%      3.36%         1.62%         0.26%
Net assets, end of period (in thousands)                             $47,807   $26,293    $31,687       $70,793       $72,929
Ratios with no waiver of management fees and assumption of expenses by the advisor and no reduction for fees paid indirectly:
 Net expenses                                                           0.85%     0.68%      0.92%         0.69%         1.02%
 Net investment income                                                  2.37%     4.55%      3.34%         1.63%         0.01%
Ratios with waiver of management fees and assumption of expenses by the advisor and reduction for fees paid indirectly:
 Net expenses                                                           0.84%     0.68%      0.90%         0.70%         0.77%
 Net investment income                                                  2.38%     4.55%      3.36%         1.62%         0.26%
=================================================================================================================================

(a)  Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at the net asset value at the end of each period and no sale charges. Total return would be reduced if the sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

18  Pioneer Treasury Reserves Fund | Annual Report | 7/31/08


                                                                      Year       Year      Year          Year          Year
                                                                      Ended      Ended     Ended         Ended         Ended
                                                                      7/31/08    7/31/07   7/31/06 (b)   7/31/05       7/31/04
Class Y
Net asset value, beginning of period                                  $  1.00    $  1.00   $  1.00       $  1.00       $   1.00
---------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income (loss)                                         $  0.03    $  0.05   $  0.03       $  0.02       $   0.00(a)
---------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
 Net investment income                                                $ (0.03)   $ (0.05)  $ (0.03)      $ (0.02)      $  (0.00)(a)
---------------------------------------------------------------------------------------------------------------------------------
Capital contributions                                                 $    --    $    --   $    --       $  0.00(a)    $     --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                        $  1.00    $  1.00   $  1.00       $  1.00       $   1.00
=================================================================================================================================
Total return*                                                            2.78%      4.76%     3.56%         1.67%          0.33%
Ratio of net expenses to average net assets+                             0.60%      0.56%     0.69%         0.65%          0.69%
Ratio of net investment income to average net assets+                    2.84%      4.66%     3.59%         1.60%          0.35%
Net assets, end of period (in thousands)                              $37,353    $71,565   $69,387       $96,014       $134,182
Ratios with no waiver of management fees and assumption of expenses by the advisor and no reduction for fees paid indirectly:
 Net expenses                                                            0.60%      0.56%     0.72%         0.85%          0.92%
 Net investment income                                                   2.84%      4.66%     3.57%         1.40%          0.12%
Ratios with waiver of management fees and assumption of expenses by the advisor and reduction for fees paid indirectly:
 Net expenses                                                            0.60%      0.56%     0.69%         0.65%          0.69%
 Net investment income                                                   2.84%      4.66%     3.59%         1.60%          0.35%
=================================================================================================================================

(a)  Amount rounds to less than one cent per share.
(b) Pioneer Investment Management, Inc. became the Fund's advisor on September 23, 2005.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at the net asset value at the end of each period and no sale charges. Total return would be reduced if the sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

                    Pioneer Treasury Reserves Fund | Annual Report | 7/31/08  19

Notes to Financial Statements | 7/31/08

1. Organization and Significant Accounting Policies

Pioneer Treasury Reserves Fund (the Fund) is one of four portfolios comprising Pioneer Series Trust IV, a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund is the successor to the AmSouth Treasury Reserve Money Market Fund. The investment objective of the Fund is to seek current income, preservation of capital and liquidity through investments in high-quality short term securities.

The Fund currently offers two classes of shares designated as Class A and Class Y shares. Shares of Class A and Class Y each represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidation proceeds, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plan that has been adopted by the shareowners. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

Although the Fund seeks to preserve the value of its shares at $1.00 per share, it is possible to lose money by investing in the Fund. Fund shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. The Fund's prospectuses contain information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's risks.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded as of trade date. Securities are valued at amortized cost, which approximates fair market value. Investments purchased at a discount or premium, are valued by amortizing the difference between the original purchase price and maturity value of the issue over the



20    Pioneer Treasury Reserves Fund | Annual Report | 7/31/08
     period to maturity. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis.

B.   Federal Income Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years prior to 2004 are closed (not subject to examination by tax authorities) due to the expiration of statute of limitations; all other tax years are open.

     The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

     The tax character of distributions paid during the years ended July 31, 2008 and July 31, 2007 was as follows:

                                                            2008            2007
     Distributions paid from:
     Ordinary income                                  $2,317,485      $4,944,889
     Long-term capital gain                                   --              --
     ---------------------------------------------------------------------------
        Total                                         $2,317,485      $4,944,889
     ---------------------------------------------------------------------------

     The following shows the components of distributable earnings on a federal income tax basis at July 31, 2008:


                                                                            2008
     Distributable earnings:
     Undistributed ordinary income                                     $  94,636
     Dividend payable                                                    (46,907)
     ---------------------------------------------------------------------------
     Total                                                             $  47,729
     ---------------------------------------------------------------------------

C.   Fund Shares

     The Fund records sales and repurchases of its shares as of trade date. The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends.


                  Pioneer Treasury Reserves Fund | Annual Report | 7/31/08    21

D.   Class Allocations

     Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     Distribution fees are calculated based on the average daily net asset value attributable to Class A shares of the Fund. Class Y shares are not subject to a distribution plan (see Note 4). Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

     Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A and Class Y shares can bear different transfer agent and distribution expense rates.

E.   Repurchase Agreements

     With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), manages the Fund's portfolio. Management fees are calculated daily at an annual rate equal to 0.40% of the Fund's average daily net assets up to $1 billion and 0.35% on assets over $1 billion. The management fee was equivalent to 0.40% of the average daily net assets for the period.

PIM has agreed to limit the Fund's expenses for any class of shares or waive a portion of its management fee to maintain a net asset value of $1.00. Under certain circumstances, this limitation may result in a 0.00% yield for one or more classes of shares. From time to time, PIM and its affiliates may limit the expenses of one or more classes for the purpose of increasing its yield during the period of the limitation.


22    Pioneer Treasury Reserves Fund | Annual Report | 7/31/08

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,120 in management fees, administrative costs and certain other services payable to PIM at July 31, 2008.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $1,144 in transfer agent fees payable to PIMSS at July 31, 2008.

4. Distribution Plan

The Fund adopted a Plan of Distribution for Class A shares (Class A Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Currently under the Class A Plan, Pioneer Funds Distributor, Inc. (PFD) is reimbursed for distribution expenses in an amount up to 0.15% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $198 in distribution fees payable to PFD at July 31, 2008.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS, which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the year ended July 31, 2008, the Fund's expenses were reduced by $206 under such arrangements.

6. New Pronouncement

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.


                  Pioneer Treasury Reserves Fund | Annual Report | 7/31/08    23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Pioneer Series Trust IV and the Shareowners of Pioneer Treasury Reserves Fund:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities of Pioneer Treasury Reserves Fund, one of the portfolios constituting Pioneer Series Trust IV (the "Trust), including the schedule of investments, as of July 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2008 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Treasury Reserves Fund at July 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                       /s/ Ernst & Young LLP

Boston, Massachusetts
September 12, 2008


24    Pioneer Treasury Reserves Fund | Annual Report | 7/31/08

ADDITIONAL INFORMATION (unaudited)

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short-term gains were 100% and 100%, respectively, for the year ending July 31, 2008.

Results of Shareholder Meeting (unaudited)

At a special meeting held on May 13, 2008, and adjourned to June 19, 2008 with respect to all proposals, and July 17, 2008 with respect to certain proposals, shareholders of the Fund were asked to consider the proposals described below. A report of the total votes cast by the Fund's shareholders (or, with respect to certain proposals, by shareholders of Pioneer Series Trust IV, as noted below) follows:

                                                                               Broker
                              For               Withhold        Abstain        Non-Votes
Proposal 1 -- To elect Trustees*
 John F. Cogan, Jr.           989,958,684.366   740,514.668     127,727.020    0
 Daniel K. Kingsbury          990,054,730.158   644,468.876     127,727.020    0
 David R. Bock                989,975,686.972   723,512.063     127,727.020    0
 Mary K. Bush                 989,998,674.048   700,524.986     127,727.020    0
 Benjamin M. Friedman         989,970,275.508   728,923.527     127,727.020    0
 Margaret B.W. Graham         990,062,518.307   636,680.727     127,727.020    0
 Thomas J. Perna              989,966,823.784   732,375.251     127,727.020    0
 Marguerite A. Piret          990,042,016.264   657,182.770     127,727.020    0
 John Winthrop                989,968,306.668   730,892.366     127,727.020    0

                                                                               Broker
                              For               Against         Abstain        Non-Votes
Proposal 2 -- To approve an
amendment to the
Declaration of Trust*         980,314,022.105   6,070,174.602   877,459.348    3,565,270.000

                                                                               Broker
                              For               Against         Abstain        Non-Votes
Proposal 3A -- To approve
changes to the Fund's
fundamental investment
policy relating to borrowing
money                         50,119,342.523    680,524.000     161,060.690    88,854.000
Proposal 3B -- To approve
changes to the Fund's
fundamental investment
policy relating to
underwriting                  50,119,341.523    680,524.000     161,061.690    88,854.000

                     Pioneer Treasury Reserves Fund | Annual Report | 7/31/08
25

                                                                               Broker
                              For               Against         Abstain        Non-Votes
Proposal 3C -- To approve
changes to the Fund's
fundamental investment
policy relating to lending    50,119,342.523    680,524.000     161,060.690    88,854.000
Proposal 3D -- To approve
changes to the Fund's
fundamental investment
policy relating to issuing
senior securities             50,754,961.523    44,906.000      161,059.690    88,854.000
Proposal 3E -- To approve
changes to the Fund's
fundamental investment policy
relating to real estate       50,119,342.523    680,524.000     161,060.690    88,854.000
Proposal 3F -- To approve
changes to the Fund's
fundamental investment
policy relating to
commodities                   50,119,342.523    680,524.000     161,060.690    88,854.000
Proposal 3H -- To approve
changes to the Fund's
fundamental investment
policy relating to
diversification               50,119,342.523    680,524.000     161,060.690    88,854.000
Proposal 3I -- To approve
the conversion of the Fund's
investment objective from
fundamental to non-
fundamental                   30,404,336.773    22,708,029.000  161,060.690    88,854.000

                                                                               Broker
                              For               Against         Abstain        Non-Votes
Proposal 4 -- To approve an
Amended and Restated
Management Agreement
with PIM                      50,482,198.523    0.000      478,728.690         88,854.000

* Proposals 1 and 2 were voted on and approved by all series of Pioneer Series Trust IV. Results reported above reflect the combined votes of all series of the Trust.


26    Pioneer Treasury Reserves Fund | Annual Report | 7/31/08

Approval of Investment Advisory Agreement

Pioneer Investment Management, Inc. (PIM) serves as the Fund's investment adviser pursuant to an investment advisory agreement between PIM and the Fund. The Trustees of the Fund, as required by law, determine annually whether to continue the investment advisory agreement for the Fund. In connection with their most recent consideration of the investment advisory agreement for the Fund, the Trustees received and reviewed a substantial amount of information provided by PIM in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for another year.

At a meeting held on January 8, 2008, the Trustees considered whether an amended and restated investment advisory agreement for the Fund should be approved for an initial period ending December 31, 2009. The management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement is the same as the management fee provided in the previously approved investment advisory agreement. Based on their evaluation of the information provided by PIM, including the information provided by PIM in connection with the Trustees' most recent approval of the continuation of the previous investment advisory agreement, the Trustees, including the independent Trustees voting separately, unanimously approved the amended and restated investment advisory agreement. Shareholders of the Fund approved the amended and restated investment advisory agreement at a meeting held on June 19, 2008.

In considering the amended and restated investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the amended and restated investment advisory agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that were provided by PIM to the Fund under the previous investment advisory agreement, and that would continue to be provided by PIM to the Fund under the amended and restated investment advisory agreement, taking into account the investment objective and strategy of the Fund and the information related to


                  Pioneer Treasury Reserves Fund | Annual Report | 7/31/08    27
the Fund provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the amended and restated investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM provided under the previous investment advisory agreement and that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. It was noted that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including officers) as are necessary for the Fund's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement, were satisfactory and consistent with the terms of the amended and restated investment advisory agreement.

Performance of the Fund
The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the fourth quintile of its Morningstar category for the one, three and five year periods ended June 30, 2007. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) After discussing the reasons for the Fund's underperformance with PIM, the Trustees agreed that they would continue to monitor the performance of the Fund closely.

Management Fee and Expenses
The Trustees considered that the management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement would be the same as the management fee to be paid by the Fund under the previously approved investment advisory agreement. The Trustees considered information on the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by


28    Pioneer Treasury Reserves Fund | Annual Report | 7/31/08
the independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2007 was in the third quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2007 was in the fourth quintile relative to its Strategic Insight peer group. The Trustees noted the relatively small size of the Fund compared to its peer groups. It was noted that PIM did not currently manage any accounts with an investment objective and strategies that were similar to the Fund.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Fund's expense ratio was reasonable, taking into account the size of the Fund and the quality of services provided by PIM.

Profitability
The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Fund. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

Economies of Scale
The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale.

The Trustees concluded that, because of the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels, any perceived or potential economies of scale would be shared between PIM and the Fund.


                  Pioneer Treasury Reserves Fund | Annual Report | 7/31/08    29

Other Benefits
The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered that affiliates of PIM serve as the Fund's transfer agent and distributor. The Trustees considered the receipt by PIM and its affiliates of sales loads and payments under Rule 12b-1 plans in respect of the Fund and the other Pioneer funds and the benefits to PIM and its affiliates from the use of "soft" commission dollars generated by the Fund to pay for research and brokerage services. The Trustees further considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion
After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the terms of the amended and restated investment advisory agreement between PIM and the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the amended and restated investment advisory agreement for the Fund.


30    Pioneer Treasury Reserves Fund | Annual Report | 7/31/08

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Trustees and Officers

The Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees (except Mr. Bock and Dr. Friedman) serves as a trustee of each of the 77 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. Bock serves as Trustee of 76 of the 77 Pioneer Funds and Dr. Friedman serves on 71 of the 77 Pioneer Funds. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.


                  Pioneer Treasury Reserves Fund | Annual Report | 7/31/08    31

Interested Trustees

                            Position Held            Term of Office and
Name and Age                With the Fund            Length of Service
John F. Cogan, Jr. (82)*    Chairman of the Board,   Trustee since 2005.
                            Trustee and President    Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury (49)*   Trustee and Executive    Trustee since 2007.
                            Vice President           Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------
*    Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the fund's investment adviser and certain of its affiliates.


Interested Trustees
                                                                                                Other Directorships
Name and Age                Principal Occupation During Past Five Years                         Held by this Trustee
John F. Cogan, Jr. (82)*    Deputy Chairman and a Director of Pioneer Global Asset Man-         None
                            agement S.p.A. ("PGAM"); Non-Executive Chairman and a Direc-
                            tor of Pioneer Investment Management USA Inc. ("PIM-USA");
                            Chairman and a Director of Pioneer; Chairman and Director of
                            Pioneer Institutional Asset Management, Inc. (since 2006);
                            Director of Pioneer Alternative Investment Management Limited
                            (Dublin); President and a Director of Pioneer Alternative Invest-
                            ment Management (Bermuda) Limited and affiliated funds;
                            Director of PIOGLOBAL Real Estate Investment Fund (Russia)
                            (until June 2006); Director of Nano-C, Inc. (since 2003); Director of Cole Management Inc. (since 2004); Director of Fiduciary
                            Counseling, Inc.; President and Director of Pioneer Funds Dis-
                            tributor, Inc. ("PFD") (until May 2006); President of all of the
                            Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale and
                            Dorr LLP
---------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (49)*   Director, CEO and President of Pioneer Investment Management        None
                            USA Inc. (since February 2007); Director and President of
                            Pioneer Investment Management, Inc. and Pioneer Institutional
                            Asset Management, Inc. (since February 2007); Executive Vice
                            President of all of the Pioneer Funds (since March 2007); Direc-
                            tor of Pioneer Global Asset Management S.p.A. (since April
                            2007); Head of New Markets Division, Pioneer Global Asset
                            Management S.p.A. (2000 - 2007)
---------------------------------------------------------------------------------------------------------------------
*    Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the fund's investment adviser and certain of its affiliates.

32  Pioneer Treasury Reserves Fund | Annual Report | 7/31/08

Independent Trustees

                     Position Held   Term of Office and
Name and Age         With the Fund   Length of Service
David R. Bock (64)   Trustee         Trustee since 2005.
                                     Serves until a successor
                                     trustee is elected or
                                     earlier retirement or
                                     removal.
--------------------------------------------------------------------------------
Mary K. Bush (60)    Trustee         Trustee since 2005.
                                     Serves until a successor
                                     trustee is elected or
                                     earlier retirement or
                                     removal.
--------------------------------------------------------------------------------

                                                                                          Other Directorships
Name and Age         Principal Occupation During Past Five Years                          Held by this Trustee
David R. Bock (64)   Executive Vice President and Chief Financial Officer, I-trax, Inc.   Director of Enterprise Com-
                     (publicly traded health care services company) (2004 - 2007);        munity Investment, Inc.
                     Partner, Federal City Capital Advisors (boutique merchant bank)      (privately-held affordable
                     (1997 to 2004 and 2008 - present); and Executive Vice Presi-         housing finance company);
                     dent and Chief Financial Officer, Pedestal Inc. (internet-based      and Director of New York
                     mortgage trading company) (2000 - 2002)                              Mortgage Trust (publicly
                                                                                          traded mortgage REIT)
------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (60)    President, Bush International, LLC (international financial          Director of Marriott Interna-
                     advisory firm)                                                       tional, Inc., Director of
                                                                                          Discover Financial Services
                                                                                          (credit card issuer and elec-
                                                                                          tronic payment services);
                                                                                          Director of Briggs & Stratton
                                                                                          Co. (engine manufacturer);
                                                                                          Director of UAL Corporation
                                                                                          (airline holding company);
                                                                                          Director of Mantech Interna-
                                                                                          tional Corporation (national
                                                                                          security, defense, and
                                                                                          intelligence technology
                                                                                          firm); and Member, Board
                                                                                          of Governors, Investment
                                                                                          Company Institute
------------------------------------------------------------------------------------------------------------------------

                    Pioneer Treasury Reserves Fund | Annual Report | 7/31/08  33

                            Position Held   Term of Office and
Name and Age                With the Fund   Length of Service
Benjamin M. Friedman (63)   Trustee         Trustee since May,
                                            2008. Serves until
                                            a successor trustee
                                            is elected or earlier
                                            retirement or removal
--------------------------------------------------------------------------------
Margaret B.W. Graham (61)   Trustee         Trustee since 2005.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
--------------------------------------------------------------------------------
Thomas J. Perna (57)        Trustee         Trustee since 2006.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
--------------------------------------------------------------------------------
Marguerite A. Piret (60)    Trustee         Trustee since 2005.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
--------------------------------------------------------------------------------
John Winthrop (72)          Trustee         Trustee since 2005.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
--------------------------------------------------------------------------------

                                                                                               Other Directorships
Name and Age                Principal Occupation During Past Five Years                        Held by this Trustee
Benjamin M. Friedman (63)   Professor, Harvard University                                      Trustee, Mellon Institutional
                                                                                               Funds Investment Trust
                                                                                               and Mellon Institutional
                                                                                               Funds Master Portfolio
                                                                                               (oversees 17 portfolios in
                                                                                               fund complex)
-----------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (61)   Founding Director, Vice-President and Corporate Secretary, The     None
                            Winthrop Group, Inc. (consulting firm); and Desautels Faculty of Management, McGill University
-----------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (57)        Private investor (2004 - present); and Senior Executive            Director of Quadriserv Inc.
                            Vice President, The Bank of New York (financial and securities     (technology products for
                            services) (1986 - 2004)                                            securities lending industry)
-----------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (60)    President and Chief Executive Officer, Newbury, Piret & Company,   Director of New America
                            Inc. (investment banking firm)                                     High Income Fund, Inc.
                                                                                               (closed-end investment
                                                                                               company)
-----------------------------------------------------------------------------------------------------------------------------
John Winthrop (72)          President, John Winthrop & Co., Inc. (private investment firm)     None
-----------------------------------------------------------------------------------------------------------------------------

34  Pioneer Treasury Reserves Fund | Annual Report | 7/31/08

Fund Officers

                             Positions Held        Length of Service
Name and Age                 With the Trust        and Term of Office
Dorothy E. Bourassa (60)     Secretary             Since 2005. Serves
                                                   at the discretion of
                                                   the Board.
--------------------------------------------------------------------------------
Christopher J. Kelley (43)   Assistant Secretary   Since 2005. Serves
                                                   at the discretion of
                                                   the Board.
--------------------------------------------------------------------------------
Mark E. Bradley (48)         Treasurer             Since March 2008.
                                                   Serves at the discretion
                                                   of the Board.
--------------------------------------------------------------------------------
Luis I. Presutti (43)        Assistant Treasurer   Since 2005. Serves
                                                   at the discretion of
                                                   the Board.
--------------------------------------------------------------------------------
Gary Sullivan (50)           Assistant Treasurer   Since 2005. Serves
                                                   at the discretion of
                                                   the Board.
--------------------------------------------------------------------------------

Fund Officers
                                                                                                 Other Directorships
Name and Age                 Principal Occupation During Past Five Years                         Held by this Officer
Dorothy E. Bourassa (60)     Secretary of PIM-USA; Senior Vice President - Legal of Pioneer;     None
                             Secretary/Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer Funds since September 2003 (Assistant
                             Secretary from November 2000 to September 2003)
----------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (43)   Associate General Counsel of Pioneer since January 2008 and         None
                             Assistant Secretary of all of the Pioneer Funds since September
                             2003; Vice President and Senior Counsel of Pioneer from July
                             2002 to December 2007
----------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (48)         Vice President - Fund Accounting, Administration and Controller-    None
                             ship Services of Pioneer; and Treasurer of all of the Pioneer
                             Funds since March 2008; Deputy Treasurer of Pioneer from
                             March 2004 to February 2008; Assistant Treasurer of all of the
                             Pioneer Funds from March 2004 to February 2008; and Treasurer and Senior Vice President, CDC IXIS Asset Management Services
                             from 2002 to 2003
----------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (43)        Assistant Vice President - Fund Accounting, Administration and      None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------
Gary Sullivan (50)           Fund Accounting Manager - Fund Accounting, Administration and       None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------

                    Pioneer Treasury Reserves Fund | Annual Report | 7/31/08  35

                              Positions Held        Length of Service
Name and Age                  With the Trust        and Term of Office
Katherine Kim Sullivan (34)   Assistant Treasurer   Since 2005. Serves
                                                    at the discretion of
                                                    the Board.
--------------------------------------------------------------------------------
Teri W. Anderholm (48)        Chief Compliance      Since January 2007.
                              Officer               Serves at the discretion
                                                    of the Board.
--------------------------------------------------------------------------------

                                                                                               Other Directorships
Name and Age                  Principal Occupation During Past Five Years                      Held by this Officer
Katherine Kim Sullivan (34)   Fund Administration Manager - Fund Accounting, Administration    None
                              and Controllership Services since June 2003 and Assistant Trea-
                              surer of all of the Pioneer Funds since September 2003; Assis-
                              tant Vice President - Mutual Fund Operations of State Street
                              Corporation from June 2002 to June 2003 (formerly Deutsche
                              Bank Asset Management)
---------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (48)        Chief Compliance Officer of Pioneer since December 2006 and of   None
                              all the Pioneer Funds since January 2007; Vice President and
                              Compliance Officer, MFS Investment Management (August 2005
                              to December 2006); Consultant, Fidelity Investments (February
                              2005 to July 2005); Independent Consultant (July 1997 to
                              February 2005)
---------------------------------------------------------------------------------------------------------------------

36  Pioneer Treasury Reserves Fund | Annual Report | 7/31/08

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site: pioneerinvestments.com


This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO]PIONEER
      Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
pioneerinvestments.com


Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2008 Pioneer Investments 19423-02-0908



ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Trust, including fees associated with the annual filing of its Form N-1A, totaled approximately $119,600 in 2008 and $149,890 in 2007.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no audit-related services in 2008 or 2007.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled approximately $33,160 and $39,100 in 2008 and 2007, respectively.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
The fees for other services provided to the Trust, primarily related to mergers, totaled approximately $16,738 and $13,969 during the fiscal years ended July 31, 2008 and 2007, respectively.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund. For the years ended July 31, 2008 and 2007, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.


Aggregate Non-Audit Fees

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $49,898 in 2008 and $53,069 in 2007.

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Series Trust IV


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date September 29, 2008


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date September 29, 2008


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date September 29, 2008

* Print the name and title of each signing officer under his or her signature.